As filed with the Securities and Exchange Commission on February 15, 2013
Securities Act Registration No. 33-50476
Investment Company Act Registration No. 811-07064
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 40 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 40 (X)
Check appropriate box or boxes
The Target Portfolio Trust
Exact name of registrant as specified in charter
Gateway Center Three, 4th floor
100 Mulberry Street
Newark, New Jersey 07102
Address of Principal Executive Offices including Zip Code
(973) 367-7521
Registrant’s Telephone Number, Including Area Code
Deborah A. Docs
Gateway Center Three, 4th floor
100 Mulberry Street
Newark, NJ 07102
Name and Address of Agent for Service
It is proposed that this filing will become effective:
X   immediately upon filing pursuant to paragraph (b)
__ on (____) pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (____) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
The TARGET  Portfolio Trust
PROSPECTUS • February 15, 2013
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolios’ shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
Target Funds, Target Portfolio Trust, Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
LARGE CAPITALIZATION GROWTH PORTFOLIO
SHARE CLASS	T	R
NASDAQ	TALGX	TLCRX
LARGE CAPITALIZATION VALUE PORTFOLIO
SHARE CLASS	T	R
NASDAQ	TALVX	TLVRX
SMALL CAPITALIZATION GROWTH PORTFOLIO
SHARE CLASS	T	R
NASDAQ	TASGX	TSCRX
SMALL CAPITALIZATION VALUE PORTFOLIO
SHARE CLASS	T	R
NASDAQ	TASVX	TSVRX
INTERNATIONAL EQUITY PORTFOLIO
SHARE CLASS	T	R	Q
NASDAQ	TAIEX	TEQRX	TIEQX
TOTAL RETURN BOND PORTFOLIO
SHARE CLASS	T	R
NASDAQ	TATBX	TTBRX
INTERMEDIATE-TERM BOND PORTFOLIO
SHARE CLASS	T
NASDAQ	TAIBX
MORTGAGE-BACKED SECURITIES PORTFOLIO
SHARE CLASS	T
NASDAQ	TGMBX

4	SUMMARY: LARGE CAPITALIZATION GROWTH PORTFOLIO
4	INVESTMENT OBJECTIVE
4	PORTFOLIO FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
7	MANAGEMENT OF THE PORTFOLIO
7	BUYING AND SELLING PORTFOLIO SHARES
7	TAX INFORMATION
7	FINANCIAL INTERMEDIARY COMPENSATION
8	SUMMARY: LARGE CAPITALIZATION VALUE PORTFOLIO
8	INVESTMENT OBJECTIVE
8	PORTFOLIO FEES AND EXPENSES
8	INVESTMENTS, RISKS AND PERFORMANCE
11	MANAGEMENT OF THE PORTFOLIO
11	BUYING AND SELLING PORTFOLIO SHARES
12	TAX INFORMATION
12	FINANCIAL INTERMEDIARY COMPENSATION
13	SUMMARY: SMALL CAPITALIZATION GROWTH PORTFOLIO
13	INVESTMENT OBJECTIVE
13	PORTFOLIO FEES AND EXPENSES
13	INVESTMENTS, RISKS AND PERFORMANCE
15	MANAGEMENT OF THE PORTFOLIO
15	BUYING AND SELLING PORTFOLIO SHARES
16	TAX INFORMATION
16	FINANCIAL INTERMEDIARY COMPENSATION
17	SUMMARY: SMALL CAPITALIZATION VALUE PORTFOLIO
17	INVESTMENT OBJECTIVE
17	PORTFOLIO FEES AND EXPENSES
17	INVESTMENTS, RISKS AND PERFORMANCE
19	MANAGEMENT OF THE PORTFOLIO
20	BUYING AND SELLING PORTFOLIO SHARES
20	TAX INFORMATION
20	FINANCIAL INTERMEDIARY COMPENSATION
21	SUMMARY: INTERNATIONAL EQUITY PORTFOLIO
21	INVESTMENT OBJECTIVE
21	PORTFOLIO FEES AND EXPENSES
21	INVESTMENTS, RISKS AND PERFORMANCE
24	MANAGEMENT OF THE PORTFOLIO
24	BUYING AND SELLING PORTFOLIO SHARES
25	TAX INFORMATION
25	FINANCIAL INTERMEDIARY COMPENSATION
26	SUMMARY: TOTAL RETURN BOND PORTFOLIO
26	INVESTMENT OBJECTIVE
26	PORTFOLIO FEES AND EXPENSES
26	INVESTMENTS, RISKS AND PERFORMANCE
31	MANAGEMENT OF THE PORTFOLIO

31	BUYING AND SELLING PORTFOLIO SHARES
31	TAX INFORMATION
31	FINANCIAL INTERMEDIARY COMPENSATION
32	SUMMARY: INTERMEDIATE-TERM BOND PORTFOLIO
32	INVESTMENT OBJECTIVE
32	PORTFOLIO FEES AND EXPENSES
32	INVESTMENTS, RISKS AND PERFORMANCE
36	MANAGEMENT OF THE PORTFOLIO
36	BUYING AND SELLING PORTFOLIO SHARES
37	TAX INFORMATION
37	FINANCIAL INTERMEDIARY COMPENSATION
38	SUMMARY: MORTGAGE-BACKED SECURITIES PORTFOLIO
38	INVESTMENT OBJECTIVES
38	PORTFOLIO FEES AND EXPENSES
38	INVESTMENTS, RISKS AND PERFORMANCE
41	MANAGEMENT OF THE PORTFOLIO
42	BUYING AND SELLING PORTFOLIO SHARES
42	TAX INFORMATION
42	FINANCIAL INTERMEDIARY COMPENSATION
43	HOW THE PORTFOLIOS INVEST
43	INVESTMENT OBJECTIVES AND POLICIES
44	OTHER INVESTMENTS AND STRATEGIES
48	INVESTMENT RISKS
59	HOW THE TRUST IS MANAGED
59	BOARD OF TRUSTEES
59	MANAGER
59	INVESTMENT SUBADVISERS
63	PORTFOLIO MANAGERS
68	DISTRIBUTOR
68	DISCLOSURE OF PORTFOLIO HOLDINGS
69	PORTFOLIO DISTRIBUTIONS AND TAX ISSUES
69	DISTRIBUTIONS
70	TAX ISSUES
71	IF YOU SELL OR EXCHANGE YOUR SHARES
72	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST
72	HOW TO BUY SHARES
77	HOW TO SELL YOUR SHARES
78	HOW TO EXCHANGE YOUR SHARES
80	FINANCIAL HIGHLIGHTS
96	GLOSSARY
96	PORTFOLIO INDEXES

SUMMARY: LARGE CAPITALIZATION GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Large Capitalization Growth Portfolio (Large Cap Growth Portfolio) is long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.60	.60
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.22	.22
=Total Annual Portfolio Operating Expenses	.82	1.57
– Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.82	1.32

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$84	$262	$455	$1,014	$84	$262	$455	$1,014
Class R	$134	$471	$832	$1,846	$134	$471	$832	$1,846
° The distributor of the Portfolio has contractually agreed through February 28, 2014 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 28, 2014, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 70% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks investments that will increase in value. To achieve our investment objective, the Portfolio purchases stocks of large companies that the Portfolio believes will experience earnings growth at a rate faster than that of the Standard & Poor's 500® Composite Stock Price Index (S&P 500). The Portfolio normally invests at least 80% of its investable assets in common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index. As of December 31, 2012, the Russell 1000 Index’s median market capitalization was approximately $5.799 billion, and the largest company by market capitalization was $498.416 billion. Market capitalization is measured at the time of purchase.

4	The TARGET Portfolio Trust

Although the Portfolio invests primarily in common stocks of U.S. companies, the portfolio may also purchase common stocks of foreign companies, including foreign companies operating in emerging market countries. The Portfolio may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates—usually issued by a bank or trust company—that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.
The Portfolio may also invest in other equity securities, including, but not limited to, exchange-traded funds, convertible securities, preferred stock and real estate investment trusts.
Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.
Market Risk. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.
Risk of Increase in Expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.
Equity Securities Risk. There is the risk that the price of a particular stock the Portfolio owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Portfolio invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.
Foreign Securities Risk. Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies could also affect the value of the assets the Portfolio holds and the Portfolio's performance. Certain
Visit our website at www.prudentialfunds.com	5

foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Portfolio’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Portfolio's Past Performance. The following bar chart shows the Portfolio's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance information is available online at www.prudentialfunds.com.

Annual Total Returns % (Class T Shares)

Best Quarter:	Worst Quarter:
16.43%	-22.40%
2nd Quarter 2003	4th Quarter 2008

Average Annual Total Returns % (as of 12/31/2012)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	14.64	0.19	6.34	N/A
Return After Taxes on Distributions	14.52	0.09	5.89	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	9.67	0.14	5.54	N/A
Class R Shares
Return Before Taxes	14.13	-0.32	N/A	2.47 (8-22-06)
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index (reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	15.26	3.12	7.52	N/A
S&P 500 Index	15.99	1.66	7.10	N/A
Lipper Large-Cap Growth Funds Average	15.27	1.19	6.68	N/A

6	The TARGET Portfolio Trust

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Marsico Capital Management, LLC	Thomas F. Marsico	Chief Executive Officer, Chief Investment Officer, and Portfolio Manager	June 2005
		Coralie Witter, CFA	Senior Analyst and Portfolio Manager	February 2011
	Massachusetts Financial Services Company	Eric B. Fischman	Investment Officer	January 2011
	Brown Advisory, LLC	Kenneth M. Stuzin, CFA	Partner & Portfolio Manager	November 2012

BUYING AND SELLING PORTFOLIO SHARES
Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.
Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.
Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.
For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Portfolio's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.
Visit our website at www.prudentialfunds.com	7

SUMMARY: LARGE CAPITALIZATION VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Large Capitalization Value Portfolio (Large Cap Value Portfolio) is total return consisting of capital appreciation and dividend income.
PORTFOLIO FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.60	.60
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.21	.21
=Total Annual Portfolio Operating Expenses	.81	1.56
– Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.81	1.31

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$83	$259	$450	$1,002	$83	$259	$450	$1,002
Class R	$133	$468	$826	$1,835	$133	$468	$826	$1,835
° The distributor of the Portfolio has contractually agreed through February 28, 2014 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 28, 2014, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 75% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks investments that will increase in value as well as pay the Portfolio dividends. To achieve our objective, we invest in large company stocks that we believe are undervalued, and have an above-average potential to increase in price, given the company's sales, earnings, book value, and cash flow. The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks of large companies. Large companies are defined as companies with market capitalizations like
8	The TARGET Portfolio Trust

those in the Russell 1000 Index. As of December 31, 2012, the Russell 1000 Index’s median market capitalization was approximately $5.799 billion, and the largest company by market capitalization was $498.416 billion. Market capitalization is measured at the time of purchase.

Although the Portfolio invests primarily in common stocks of U.S. companies, the portfolio may also purchase common stocks of foreign companies. The Portfolio may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates—usually issued by a bank or trust company—that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.
The Portfolio may also invest in other equity securities, including, but not limited to, exchange-traded funds, convertible securities, preferred stock and real estate investment trusts.
Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.
Market Risk. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.
Risk of Increase in Expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.
Equity Securities Risk. There is the risk that the price of a particular stock the Portfolio owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Portfolio invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.
Foreign Securities Risk. Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about
Visit our website at www.prudentialfunds.com	9

non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies could also affect the value of the assets the Portfolio holds and the Portfolio's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Portfolio’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Portfolio's Past Performance. The following bar chart shows the Portfolio's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance information is available online at www.prudentialfunds.com.

Annual Total Returns % (Class T Shares)

Best Quarter:	Worst Quarter:
20.10%	-23.94%
2nd Quarter 2003	4th Quarter 2008

Average Annual Total Returns % (as of 12/31/2012)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	14.50	-2.20	6.23	N/A
Return After Taxes on Distributions	14.17	-2.54	5.27	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	9.87	-1.91	5.35	N/A
Class R Shares
Return Before Taxes	13.90	-2.68	N/A	-0.78 (8-22-06)
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index (reflects no deduction for fees, expenses or taxes)
Russell 1000 Value Index	17.51	0.59	7.38	N/A
S&P 500 Index	15.99	1.66	7.10	N/A

10	The TARGET Portfolio Trust

Index (reflects no deduction for fees, expenses or taxes)
Lipper Large-Cap Value Funds Average	15.30	-0.06	6.44	N/A

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Epoch Investment Partners, Inc.	David N. Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager	July 2012
		Janet K. Navon	Managing Director, Portfolio Manager & Director of Research	July 2012
		Michael A. Welhoelter, CFA	Managing Director, Chief Risk Officer & Portfolio Manager	July 2012

	Hotchkis and Wiley Capital Management, LLC	Sheldon Lieberman	Principal & Portfolio Manager	August 2000
		George Davis	Principal, Portfolio Manager & CEO	April 2006
		Patricia McKenna	Principal & Portfolio Manager	April 2006
		Scott McBride	Portfolio Manager	October 2009
		Judd Peters	Portfolio Manager	October 2009
	NFJ Investment Group LLC	Ben J. Fischer, CFA	Managing Director, Portfolio Manager	December 2005
		Paul A. Magnuson	Managing Director, Portfolio Manager	December 2005
		Thomas Oliver, CPA, CFA	Managing Director, Portfolio Manager	September 2008
		R. Burns McKinney, CFA	Managing Director, Portfolio Manager	September 2010
		Jeff Reed, CFA	Vice President, Portfolio Manager	February 2011

BUYING AND SELLING PORTFOLIO SHARES
Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.
Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.
Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.
For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.
Visit our website at www.prudentialfunds.com	11

TAX INFORMATION
Dividends, Capital Gains and Taxes. The Portfolio's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.
12	The TARGET Portfolio Trust

SUMMARY: SMALL CAPITALIZATION GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Small Capitalization Growth Portfolio (Small Cap Growth Portfolio) is maximum capital appreciation.
PORTFOLIO FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.60	.60
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.32	.32
=Total Annual Portfolio Operating Expenses	.92	1.67
– Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.92	1.42

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$94	$293	$509	$1,131	$94	$293	$509	$1,131
Class R	$145	$502	$884	$1,955	$145	$502	$884	$1,955
° The distributor of the Portfolio has contractually agreed through February 28, 2014 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 28, 2014, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 71% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks investments that will increase in value. To achieve our objective, we invest in the stocks of small companies that we believe will experience earnings growth at a rate faster than that of the U.S. economy in general. The Portfolio normally invests at least 80% of its investable assets in common stocks of small companies. Small companies are those companies with market capitalizations comparable to those in the Russell 2000 Growth Index. As of December 31, 2012, the Russell 2000 Growth Index median market capitalization was approximately $602 million, and the largest company by market capitalization was $4.664 billion. Market capitalization is measured at the time of purchase.

Visit our website at www.prudentialfunds.com	13

Because the Portfolio invests in small capitalization companies, the risks associated with an investment in the Portfolio are greater than those associated with an investment in a fund that invests primarily in larger companies, because shares of small companies tend to be less liquid and more volatile than those of large companies.
Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.
Market Risk. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.
Risk of Increase in Expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.
Equity Securities Risk. There is the risk that the price of a particular stock the Portfolio owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Portfolio invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.
Small Company Risk. Small company stocks present above-average risks. This means that when stock prices decline overall, the Portfolio may decline more than a broad-based securities market index. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to be less liquid and fluctuate in value more than the stocks of larger, more established companies.
For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Portfolio's Past Performance. The following bar chart shows the Portfolio's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
14	The TARGET Portfolio Trust

Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance information is available online at www.prudentialfunds.com.

Annual Total Returns % (Class T Shares)

Best Quarter:	Worst Quarter:
21.32%	-25.84%
2nd Quarter 2009	4th Quarter 2008

Average Annual Total Returns % (as of 12/31/2012)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	13.85	-0.35	5.84	N/A
Return After Taxes on Distributions	13.85	-0.35	5.83	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	9.00	-0.30	5.13	N/A
Class R Shares
Return Before Taxes	13.26	-0.84	N/A	1.37 (8-22-06)
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index (reflects no deduction for fees, expenses or taxes)
Russell 2000 Growth Index	14.59	3.49	9.80	N/A
Russell 2000 Index	16.35	3.56	9.72	N/A
Lipper Small-Cap Growth Funds Average	13.09	2.50	8.97	N/A

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Eagle Asset Management, Inc.	Bert L. Boksen, CFA	Senior Vice President & Managing Director	July 2008
		Eric Mintz, CFA	Assistant Portfolio Manager	July 2008
	Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	Chief Investment Officer & President	January 2012
		Stacey L. Sears	Senior Vice President	January 2012
		Joseph W. Garner	Director of Research	January 2012

BUYING AND SELLING PORTFOLIO SHARES
Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.
Visit our website at www.prudentialfunds.com	15

Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.
Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.
For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Portfolio's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.
16	The TARGET Portfolio Trust

SUMMARY: SMALL CAPITALIZATION VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Small Capitalization Value Portfolio (Small Cap Value Portfolio) is above-average capital appreciation.
PORTFOLIO FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.60	.60
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.08	.08
=Total Annual Portfolio Operating Expenses	.68	1.43
– Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.68	1.18

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$69	$218	$379	$847	$69	$218	$379	$847
Class R	$120	$428	$758	$1,692	$120	$428	$758	$1,692
° The distributor of the Portfolio has contractually agreed through February 28, 2014 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 28, 2014, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 37% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks investments that will increase in value. To achieve our objective, we invest in stocks of small companies that we believe are undervalued and have an above-average potential to increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio normally invests at least 80% of its investable assets in common stocks of small companies. Small companies are
Visit our website at www.prudentialfunds.com	17

those companies with market capitalizations comparable to those in the Russell 2000 Value Index. As of December 31, 2012, the Russell 2000 Value Index median market capitalization was approximately $472 million and the largest company by market capitalization was $4.664 billion. Market capitalization is measured at the time of purchase.

Because the Portfolio invests in small capitalization companies, the risks associated with an investment in the Portfolio are greater than those associated with an investment in a fund that invests primarily in larger companies, because shares of small companies tend to be less liquid and more volatile than those of large companies.
Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.
Market Risk. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.
Risk of Increase in Expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.
Equity Securities Risk. There is the risk that the price of a particular stock the Portfolio owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Portfolio invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Small Company Risk. Small company stocks present above-average risks. This means that when stock prices decline overall, the Portfolio may decline more than a broad-based securities market index. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to be less liquid and fluctuate in value more than the stocks of larger, more established companies.
Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.
For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
18	The TARGET Portfolio Trust

The Portfolio's Past Performance. The following bar chart shows the Portfolio's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance information is available online at www.prudentialfunds.com.

Annual Total Returns % (Class T Shares)

Best Quarter:	Worst Quarter:
20.81%	-22.11%
2nd Quarter 2003	4th Quarter 2008

Average Annual Total Returns % (as of 12/31/2012)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	14.14	5.24	11.86	N/A
Return After Taxes on Distributions	13.42	4.82	10.69	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	10.10	4.45	10.24	N/A
Class R Shares
Return Before Taxes	13.59	4.72	N/A	5.17 (8-22-06)
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index (reflects no deduction for fees, expenses or taxes)
Russell 2000 Value Index	18.05	3.55	9.50	N/A
Russell 2000 Index	16.35	3.56	9.72	N/A
Lipper Small-Cap Value Funds Average*	16.27	4.26	9.88	N/A
Lipper Small-Cap Core Funds Average	14.74	3.28	9.42	N/A
* The Portfolio was compared to the Lipper Small-Cap Value Funds Performance Universe although Lipper classifies the Portfolio in the Lipper Small-Cap Core Funds Performance Universe. The Lipper Small-Cap Value Funds Performance Universe is utilized because the Portfolio's manager believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	EARNEST Partners, LLC	Paul E. Viera, Jr.	CEO & Partner	December 2001
	NFJ Investment Group LLC	Ben J. Fischer, CFA	Managing Director, Portfolio Manager	February 2005
		Paul A. Magnuson	Managing Director, Portfolio Manager	October 2003
		Morley D. Campbell, CFA	Managing Director, Portfolio Manager	September 2008

Visit our website at www.prudentialfunds.com	19

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
	Lee Munder Capital Group, LLC	R. Todd Vingers	Portfolio Manager	July 2005
	J.P. Morgan Investment Management, Inc.	Dennis S. Ruhl	Managing Director	July 2005
		Phillip D. Hart	Executive Director	February 2012
	Vaughan Nelson Investment Management, LP	Chris D. Wallis, CFA	CEO, CIO and Senior Portfolio Manager	November 2005
		Scott J. Weber, CFA	Portfolio Manager	November 2005

BUYING AND SELLING PORTFOLIO SHARES
Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.
Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.
Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.
For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Portfolio's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.
20	The TARGET Portfolio Trust

SUMMARY: INTERNATIONAL EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the International Equity Portfolio is capital appreciation.
PORTFOLIO FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R	Class Q
Management Fees	.70	.70	.70
+Distribution and service (12b-1) fees	None	.75	None
+Other expenses	.25	.25	.14
=Total Annual Portfolio Operating Expenses	.95	1.70	.84
– Distribution Fee waiver or expense reimbursement	None	(.25)	None
= Net annual Portfolio operating expenses	.95	1.45	.84

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$97	$303	$525	$1,166	$97	$303	$525	$1,166
Class R	$148	$511	$900	$1,988	$148	$511	$900	$1,988
Class Q	$86	$268	$466	$1,037	$86	$268	$466	$1,037
° The distributor of the Portfolio has contractually agreed through February 28, 2014 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 28, 2014, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 16% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks investments that will increase in value. To achieve this objective, we purchase stocks of foreign companies. These companies may be based in developed as well as developing countries. The Portfolio normally invests at least 80% of its investable assets in stocks of companies in a diverse array of foreign countries. For purposes of this policy, the Portfolio will invest in stocks of companies that are organized under the laws of a foreign country, companies that derive more than 50% of their revenues from activities in foreign countries, and companies that have at least 50% of their assets located abroad. The foreign securities held by the Portfolio normally will be denominated in foreign currencies, including the euro—a multinational currency unit. The
Visit our website at www.prudentialfunds.com	21

Portfolio may invest in large-, mid- or small-capitalization companies. To the extent the Portfolio invests in small- or mid-capitalization companies, the risks associated with an investment in the Portfolio are greater than those associated with a fund that invests primarily in larger companies, because shares of small- or mid-capitalization companies tend to be less liquid and more volatile than those of large companies.
The Portfolio may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates—usually issued by a bank or trust company—that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.
Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.
Market Risk. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.
Risk of Increase in Expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.
Equity Securities Risk. There is the risk that the price of a particular stock the Portfolio owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Portfolio invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.
Small and Medium Company Risk. Small and medium capitalization company stocks present above-average risks. This means that when stock prices decline overall, the Portfolio may decline more than a broad-based securities market index. These companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by small and medium capitalization companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.
22	The TARGET Portfolio Trust

Foreign Securities Risk. Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies could also affect the value of the assets the Portfolio holds and the Portfolio's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Portfolio’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
Derivatives Risk. The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Portfolio, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not have otherwise occured or missed opportunities for the Portfolio. Certain types of derivatives involve leverage, which could magnify losses. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. Investing in derivatives could cause the Portfolio to lose more than the principal amount invested. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. Derivatives are also subject to liquidity risk, interest rate risk, credit risk, market risk and management risk.
For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Portfolio's Past Performance. The following bar chart shows the Portfolio's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance information is available online at www.prudentialfunds.com.

Annual Total Returns % (Class T Shares)

Best Quarter:	Worst Quarter:
26.33%	-21.59%
2nd Quarter 2009	4th Quarter 2008

Visit our website at www.prudentialfunds.com	23

Average Annual Total Returns % (as of 12/31/2012)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	16.52	-3.63	7.77	N/A
Return After Taxes on Distributions	16.11	-4.02	6.87	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	11.28	-3.12	6.71	N/A
Class R Shares
Return Before Taxes	16.00	-4.12	N/A	0.75 (8-22-06)
Class Q Shares
Return Before Taxes	16.62	N/A	N/A	-1.06 (3-1-11)
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index (reflects no deductions for fees, expenses or taxes)
	One Year	Five Years	Ten Years	Since Inception
MSCI EAFE ND Index	17.32	-3.69	8.21	N/A
Lipper Customized Blend Funds Average*	17.61	-3.56	7.77	N/A
Lipper International Multi-Cap Core Funds Average	17.36	-3.63	7.60	N/A
* The Portfolio was compared to the Lipper Customized Blend Funds Performance Universe although Lipper classifies the Portfolio in the Lipper International Multi-Cap Core Funds Performance Universe. The Lipper Customized Blend Funds Performance Universe is utilized because the Portfolio's manager believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner & Portfolio Manager	April 2005
		Menno Vermuelen, CFA	Partner & Portfolio Manager	April 2005
		Puneet Mansharamani, CFA	Partner & Portfolio Manager	January 2006
	Thornburg Investment Management, Inc.	William V. Fries, CFA	Managing Director	April 2005
		Wendy Trevisani	Managing Director	April 2005
		Lei Wang, CFA	Managing Director	September 2006

BUYING AND SELLING PORTFOLIO SHARES
Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.
Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.
Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.
For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.
24	The TARGET Portfolio Trust

TAX INFORMATION
Dividends, Capital Gains and Taxes. The Portfolio's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.
Visit our website at www.prudentialfunds.com	25

SUMMARY: TOTAL RETURN BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Total Return Bond Portfolio is total return consisting of income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.45	.45
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.18	.18
=Total Annual Portfolio Operating Expenses	.63	1.38
– Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.63	1.13

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$64	$202	$351	$786	$64	$202	$351	$786
Class R	$115	$412	$731	$1,636	$115	$412	$731	$1,636
° The distributor of the Portfolio has contractually agreed through February 28, 2014 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 28, 2014, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 308% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks investments that will pay income as well as increase in value. To achieve this objective, we normally invest at least 80% of investable assets in “investment grade” debt obligations issued or guaranteed by the U.S. Government and its agencies, or issued by U.S. companies, foreign companies and foreign governments and their agencies and unrated debt obligations that we believe are comparable in quality. “Investment grade” debt obligations are rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service. Debt obligations in which the Portfolio may invest include structured notes.
26	The TARGET Portfolio Trust

The Portfolio can invest up to 30% of its total assets in foreign currency-denominated debt obligations. The Portfolio's foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) will normally be limited to 20% of the Portfolio's total assets.
The Portfolio invests in mortgage-related securities issued or guaranteed by U.S. Government entities, including securities issued by the Federal National Mortgage Association (FNMA or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (FHLMC or “Freddie Mac”) or guaranteed by the Government National Mortgage Association (GNMA or “Ginnie Mae”). However, the Portfolio may invest up to 25% of the Portfolio's total assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. Government). The mortgage-related securities in which the Portfolio may invest may include collateralized mortgage obligations, stripped mortgage-backed securities and multi-class pass through securities. The Portfolio may also use derivatives, such as futures, swaps and options, for hedging purposes or to seek to improve its return. The Portfolio may engage in short sales.

The Portfolio may also invest in asset-backed securities including collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), collateralized bank obligations (CBOs), automobile loans and credit card receivables. In addition, we may invest up to 20% of total assets in convertible bonds, convertible preferred stock and non-convertible preferred stock. The Portfolio may invest up to 20% of its total assets in high yield debt obligations (“junk bonds”) that are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality (except that within such limitation, the Portfolio may invest in mortgage-related securities rated below B). The Portfolio may continue to hold an obligation if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities. The Portfolio will maintain an average duration that normally ranges between two years below and two years above the average duration of the Portfolio's benchmark index, the Barclays U.S. Aggregate Bond Index. As of October 31, 2012, the average duration of the Portfolio’s benchmark index was 4.71 years.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.
Market Risk. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.
Risk of Increase in Expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.
Visit our website at www.prudentialfunds.com	27

Credit Risk. The debt obligations in which the Portfolio invests are generally subject to the risk that the issuer may be unable to repay principal and make interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Below-investment grade securities—also known as “junk bonds” —have a higher risk of default and tend to be less liquid than higher-rated securities.
In addition, some of the U.S. Government securities and mortgage-related securities in which the Portfolio may invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association. Securities issued by other government entities that may be chartered or sponsored by Acts of Congress in which the Portfolio may invest are not backed by the full faith and credit of the United States. These securities include, but are not limited to, obligations of Freddie Mac and Fannie Mae, each of which has the right to borrow from the U.S. Treasury to meet its obligations.
Interest Rate Risk. This is the risk that the securities in which the Portfolio invests could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities generally are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. Certain types of debt obligations are also subject to prepayment and extension risk. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.”
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Portfolio’s holdings, share price, yield and total return may also fluctuate in response to bond market movements.
Prepayment Risk. The Portfolio may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, the Portfolio may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.
Derivatives Risk. The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Portfolio, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not have otherwise occured or missed opportunities for the Portfolio. Certain types of derivatives involve leverage, which could magnify losses. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. Investing in derivatives could cause the Portfolio to lose more than the principal amount invested. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. Derivatives are also subject to liquidity risk, interest rate risk, credit risk, market risk and management risk.
U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. In addition, to the extent the Portfolio invests in such securities, its potential for capital appreciation may be limited. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government
28	The TARGET Portfolio Trust

securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, Fannie Mae and Freddie Mac were placed into a conservatorship by their regulator, the Federal Housing Finance Agency (“FHFA”). It is unclear what effect this conservatorship will have on securities issued or guaranteed by these entities. Although the U.S. Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Active Trading Risk. The Portfolio actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Portfolio's performance and have adverse tax consequences.
Foreign Securities Risk. Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies could also affect the value of the assets the Portfolio holds and the Portfolio's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Portfolio’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
Mortgages and Mortgage-Related Securities. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to change in prepayments of the underlying mortgages.

Short Sales Risk. Short sales are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, in the case of the over-the-counter contracts there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Junk Bonds Risk. High-yield, high-risk bonds have speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Liquidity Risk. Liquidity risk exists when particular investments made by the Portfolio are difficult to purchase or sell. The Portfolio may invest in instruments that trade in lower volumes and may make investments that are less liquid than other investments. Liquidity risk also includes the risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Portfolio is forced to sell these
Visit our website at www.prudentialfunds.com	29

investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Portfolio's value or prevent the Portfolio from being able to take advantage of other investment opportunities.
For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Portfolio's Past Performance. The following bar chart shows the Portfolio's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance information is available online at www.prudentialfunds.com.

Annual Total Returns % (Class T Shares)

Best Quarter:	Worst Quarter:
7.11%	-3.84%
2nd Quarter 2009	3rd Quarter 2008

Average Annual Total Returns % (as of 12/31/2012)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	7.29	7.92	6.61	N/A
Return After Taxes on Distributions	5.57	5.49	4.53	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	4.72	5.33	4.44	N/A
Class R Shares
Return Before Taxes	6.70	7.37	N/A	7.32 (8-22-06)
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index (reflects no deductions for fees, expenses or taxes)
Barclays U.S. Aggregate Bond Index	4.22	5.95	5.18	N/A
Lipper Intermediate Investment-Grade Debt Funds Average*	6.87	5.91	4.97	N/A
Lipper Corporate Debt Funds BBB-Rated Average	9.96	7.29	6.25	N/A
* The Portfolio was compared to the Lipper Intermediate Investment-Grade Debt Funds Performance Universe although Lipper classifies the Portfolio in the Lipper Corporate Debt Funds BBB Funds Performance Universe. The Lipper Investment-Grade Debt Funds Performance Universe is utilized because the Portfolio's manager believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

30	The TARGET Portfolio Trust

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Chris Dialynas	Managing Director	August 2000
BUYING AND SELLING PORTFOLIO SHARES
Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.
Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.
Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.
For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Portfolio's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.
Visit our website at www.prudentialfunds.com	31

SUMMARY: INTERMEDIATE-TERM BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective  of the Intermediate-Term Bond Portfolio is current income and reasonable stability of principal.
PORTFOLIO FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class T
Management Fees	.45
+Distribution and service (12b-1) fees	None
+Other expenses	.21
=Total Annual Portfolio Operating Expenses	.66
Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$67	$211	$368	$822	$67	$211	$368	$822

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 175% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio's investment objective is current income and reasonable stability of principal. This means that we seek investments that we think will pay dividends and other income, while attempting to minimize volatility. To achieve this objective, the Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies, as well as debt obligations issued by U.S. companies, foreign companies and foreign governments. The Portfolio may invest in mortgage-related securities issued or guaranteed by U.S. Government entities, and up to 25% of its total assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. Government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. Debt obligations in which the Portfolio may invest include structured notes.

The Portfolio normally invests at least 80% of its investable assets in “investment grade” debt obligations—debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, the Portfolio may invest up to 20% of its total assets in high yield debt obligations (“junk bonds”) that are rated at least B by S&P, Moody's or another major rating service, and unrated bonds that we believe are comparable in quality (except that within such limitation, the

32	The TARGET Portfolio Trust

Portfolio may invest in mortgage-related securities rated below B). The Portfolio may continue to hold an obligation if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities, which may increase transaction costs and taxes. “Intermediate-term” bonds have dollar-weighted maturities of more than 3 years and less than 10 years. The Portfolio will maintain an average duration that normally ranges between two years below and two years above the average duration of the Portfolio's benchmark index, the Barclays Intermediate Government/Credit Bond Index. As of October 31, 2012, the duration of the benchmark index was 3.88 years.

The Portfolio may invest up to 30% of its total assets in foreign currency-denominated debt obligations. The Portfolio's foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) will normally be limited to 20% of the Portfolio's total assets.
The Portfolio may invest up to 20% of its total assets in convertible bonds, convertible preferred stock and non-convertible preferred stock. The Portfolio may also invest in asset-backed securities including collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), collateralized bank obligations (CBOs), automobile loans and credit card receivables. The Portfolio may also use derivatives, such as futures, swaps and options, for hedging purposes or to seek to improve its returns. The Portfolio may engage in short sales.
Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.
Market Risk. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.
Risk of Increase in Expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.
Credit Risk. The debt obligations in which the Portfolio invests are generally subject to the risk that the issuer may be unable to repay principal and make interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Below-investment grade securities—also known as “junk bonds” —have a higher risk of default and tend to be less liquid than higher-rated securities.
In addition, some of the U.S. Government securities and mortgage-related securities in which the Portfolio may invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations
Visit our website at www.prudentialfunds.com	33

issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association. Securities issued by other government entities that may be chartered or sponsored by Acts of Congress in which the Portfolio may invest are not backed by the full faith and credit of the United States. These securities include, but are not limited to, obligations of Freddie Mac and Fannie Mae, each of which has the right to borrow from the U.S. Treasury to meet its obligations.
Interest Rate Risk. This is the risk that the securities in which the Portfolio invests could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities generally are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. Certain types of debt obligations are also subject to prepayment and extension risk. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.”
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Portfolio’s holdings, share price, yield and total return may also fluctuate in response to bond market movements.
Prepayment Risk. The Portfolio may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, the Portfolio may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.
Derivatives Risk. The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Portfolio, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not have otherwise occured or missed opportunities for the Portfolio. Certain types of derivatives involve leverage, which could magnify losses. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. Investing in derivatives could cause the Portfolio to lose more than the principal amount invested. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. Derivatives are also subject to liquidity risk, interest rate risk, credit risk, market risk and management risk.
U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. In addition, to the extent the Portfolio invests in such securities, its potential for capital appreciation may be limited. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, Fannie Mae and Freddie Mac were placed into a conservatorship by their regulator, the Federal Housing Finance Agency (“FHFA”). It is unclear what effect this conservatorship will have on securities issued or guaranteed by these entities. Although the U.S. Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Active Trading Risk. The Portfolio actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Portfolio's performance and have adverse tax consequences.
34	The TARGET Portfolio Trust

Foreign Securities Risk. Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies could also affect the value of the assets the Portfolio holds and the Portfolio's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Portfolio’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

Short Sales Risk. Short sales are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, in the case of the over-the-counter contracts there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Mortgages and Mortgage-Related Securities. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages.
Liquidity Risk. Liquidity risk exists when particular investments made by the Portfolio are difficult to purchase or sell. The Portfolio may invest in instruments that trade in lower volumes and may make investments that are less liquid than other investments. Liquidity risk also includes the risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Portfolio is forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Portfolio's value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Junk Bonds Risk. High-yield, high-risk bonds have speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
Visit our website at www.prudentialfunds.com	35

The Portfolio's Past Performance. The following bar chart shows the Portfolio's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance information is available online at www.prudentialfunds.com.

Annual Total Returns % (Class T Shares)

Best Quarter:	Worst Quarter:
4.61%	-1.98%
4th Quarter 2008	2nd Quarter 2004

Average Annual Total Returns % (as of 12/31/2012)
	One Year	Five Years	Ten Years
Class T Shares
Return Before Taxes	7.40	7.74	6.03
Return After Taxes on Distributions	5.95	5.44	4.11
Return After Taxes on Distributions and Sale of Portfolio Shares	4.79	5.36	4.08
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index (reflects no deductions for fees, expenses or taxes)
Barclays Intermediate Government/Credit Bond Index	3.89	5.18	4.62
Lipper Intermediate Investment-Grade Debt Funds Average	6.81	5.89	4.96

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Saumil H. Parikh, CFA	Managing Director	January 2011
BUYING AND SELLING PORTFOLIO SHARES
Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.
Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.
Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.
36	The TARGET Portfolio Trust

For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Portfolio's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.
Visit our website at www.prudentialfunds.com	37

SUMMARY: MORTGAGE-BACKED SECURITIES PORTFOLIO
INVESTMENT OBJECTIVES
The investment objectives of the Mortgage-Backed Securities Portfolio are high current income with a secondary investment objective of capital appreciation, each to the extent consistent with protection of capital.
PORTFOLIO FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class T
Management Fees	.45
+Distribution and service (12b-1) fees	None
+Other expenses	.48
=Total Annual Portfolio Operating Expenses	.93

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$95	$296	$515	$1,143	$95	$296	$515	$1,143
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 847% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks investments that will pay income and also increase in value, while attempting to reduce volatility. To achieve these objectives, the Portfolio normally invests at least 80% of its investable assets in mortgage-backed debt securities. These securities will usually be mortgage-related securities issued or guaranteed by U.S. Government agencies. However, the Portfolio may invest up to 25% of its total assets in privately issued mortgage-related securities (which are not guaranteed by the U.S. Government).
The Portfolio's investments in mortgage-related securities may include collateralized mortgage obligations and stripped mortgage-backed securities. The Portfolio may also invest in asset-backed securities like automobile loans and credit card receivables. The Portfolio normally purchases debt obligations that are rated at least A by Moody's or S&P, or the equivalent by another major rating service, and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities. The Portfolio may use derivatives, such as futures, swaps and options, for
38	The TARGET Portfolio Trust

hedging purposes or to seek to improve its returns. The Portfolio is managed so that its duration ranges between one year below and one year above the duration of its benchmark, the Barclays Mortgage Backed Securities Index. As of October 31, 2012, the duration of the benchmark index was 2.92 years.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.
Market Risk. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.
Risk of Increase in Expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.
Credit Risk. The debt obligations in which the Portfolio invests are generally subject to the risk that the issuer may be unable to repay principal and make interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Below-investment grade securities—also known as “junk bonds” —have a higher risk of default and tend to be less liquid than higher-rated securities.
In addition, some of the U.S. Government securities and mortgage-related securities in which the Portfolio may invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association. Securities issued by other government entities that may be chartered or sponsored by Acts of Congress in which the Portfolio may invest are not backed by the full faith and credit of the United States. These securities include, but are not limited to, obligations of Freddie Mac and Fannie Mae, each of which has the right to borrow from the U.S. Treasury to meet its obligations.
Interest Rate Risk. This is the risk that the securities in which the Portfolio invests could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities generally are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. Certain types of debt obligations are also subject to prepayment and extension risk. When interest rates fall, the issuers of debt obligations
Visit our website at www.prudentialfunds.com	39

may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.”
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Portfolio’s holdings, share price, yield and total return may also fluctuate in response to bond market movements.
Prepayment Risk. The Portfolio may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, the Portfolio may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.
Derivatives Risk. The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Portfolio, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not have otherwise occured or missed opportunities for the Portfolio. Certain types of derivatives involve leverage, which could magnify losses. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. Investing in derivatives could cause the Portfolio to lose more than the principal amount invested. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. Derivatives are also subject to liquidity risk, interest rate risk, credit risk, market risk and management risk.
U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. In addition, to the extent the Portfolio invests in such securities, its potential for capital appreciation may be limited. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, Fannie Mae and Freddie Mac were placed into a conservatorship by their regulator, the Federal Housing Finance Agency (“FHFA”). It is unclear what effect this conservatorship will have on securities issued or guaranteed by these entities. Although the U.S. Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Mortgages and Mortgage-Related Securities. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to change in prepayments of the underlying mortgages.
Active Trading Risk. The Portfolio actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Portfolio's performance and have adverse tax consequences.
Liquidity Risk. Liquidity risk exists when particular investments made by the Portfolio are difficult to purchase or sell. The Portfolio may invest in instruments that trade in lower volumes and may make investments that are less liquid than other investments. Liquidity risk also includes the risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Portfolio is forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to
40	The TARGET Portfolio Trust

accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Portfolio's value or prevent the Portfolio from being able to take advantage of other investment opportunities.
For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Portfolio's Past Performance. The following bar chart shows the Portfolio's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance information is available online at www.prudentialfunds.com.

Annual Total Returns % (Class T Shares)

Best Quarter:	Worst Quarter:
5.72%	-1.92%
3rd Quarter 2009	4th Quarter 2008

Average Annual Total Returns % (as of 12/31/2012)
	One Year	Five Years	Ten Years
Class T Shares
Return Before Taxes	3.70	7.03	5.27
Return After Taxes on Distributions	2.59	5.04	3.59
Return After Taxes on Distributions and Sale of Portfolio Shares	2.40	4.82	3.56
° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index (reflects no deductions for fees, expenses or taxes)
Barclays Mortgage-Backed Securities Index	2.59	5.67	5.08
Citigroup Mortgage-Backed Securities Index	2.60	5.73	5.13
Lipper U.S. Mortgage Funds Average	4.29	5.15	4.25

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Wellington Management Company, LLP	Michael F. Garrett	Senior Vice President and Fixed Income Portfolio Manager	February 2010

Visit our website at www.prudentialfunds.com	41

BUYING AND SELLING PORTFOLIO SHARES
Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.
Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.
Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.
For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Portfolio's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.
42	The TARGET Portfolio Trust

HOW THE PORTFOLIOS INVEST
INVESTMENT OBJECTIVES AND POLICIES
Large Cap Growth and Small Cap Growth Portfolios
When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, which may include the company's historical profitability, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities.

Each of the Portfolios is managed by two or more subadvisers. Within the guidelines set forth above, each subadviser utilizes its own investment philosophies and investment approaches in managing its portion of the respective Portfolio's assets.

Large Cap Value, Small Cap Value and International Equity Portfolios
We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider, among other factors, selling a stock if it has increased in value to the point where we no longer consider it to be undervalued.
Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios
In choosing portfolio securities, we consider economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. We also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit and consider factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk. The Portfolios may also use derivatives, such as futures, swaps and options, for hedging purposes or to seek to improve their returns. The Total Return Bond and Intermediate-Term Bond Portfolios may engage in short sales.
The Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may each invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. In addition, the Total Return Bond and Intermediate-Term Bond Portfolios may invest in mortgage-related securities issued or guaranteed by foreign governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs, and mortgage-related securities issued by agencies of the U.S. Government include Fannie Maes and debt securities issued by Freddie Mac. The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on some of these securities, such as GNMAs, but not their value. Other securities, including Fannie Maes and Freddie Macs are not guaranteed, but may be able to borrow from the U.S. Treasury to meet their obligations. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.
Visit our website at www.prudentialfunds.com	43

The values of mortgage-backed securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.
The Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may each invest in asset-backed securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. However, credit-related asset-backed securities may be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Duration

The Total Return Bond Portfolio and Intermediate-Term Bond Portfolio are managed so that the duration of each ranges between two years below and two years above the average duration of its benchmark. As of October 31, 2012, the average durations of the Barclays U.S. Aggregate Bond Index (relating to the Total Return Bond Portfolio) and the Barclays Intermediate Government/Credit Bond Index (relating to the Intermediate-Term Bond Portfolio) were 4.71 and 3.88 years, respectively.
The Mortgage-Backed Securities Portfolio is managed so that its duration ranges between one year below and one year above the duration of its benchmark. As of October 31, 2012, the duration of the Barclays Mortgage Backed Securities Index was 2.92 years. Duration is an approximation of the price sensitivity of a bond to interest rate changes. The longer the duration of a bond, the greater the impact of interest rate changes on the bond's price.

For more information, see “ Investment Risks” below and the Trust's SAI, which contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.
Each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental without shareholder approval. Each Portfolio will provide 60 days' written notice of a change in its policy to invest, under normal circumstances, at least 80% of its investable assets in the type of securities indicated by its name.
OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies described above, we may also use the following investment strategies to try to increase the Portfolios' returns or protect their assets if market conditions warrant.
Temporary Defensive Investments
In response to adverse market, economic or political conditions, each Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio's assets in money market instruments and may hold up to 100% of the Portfolio's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve a Portfolio's investment objective, but can help to preserve the Portfolio's assets. The use of temporary defensive investments is inconsistent with a Portfolio's investment objective.

Investments in Affiliated Funds
Each Portfolio may also invest its assets in affiliated money market funds or open-end short term bond funds.  The affiliated funds are registered investment companies under the Investment Company Act of 1940 (the 1940 Act).  The Portfolios can invest their free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or

44	The TARGET Portfolio Trust

for defensive purposes. Such an investment could also allow the Portfolios to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in those asset classes, and will subject the Portfolios to the risks associated with the particular asset class.  As a shareholder, the Portfolios will be subject to their proportional share of the expenses of the affiliated funds, but the affiliated funds do not pay a management fee to the Manager.  The investment results of the portions of each Portfolio’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.

Money Market Instruments

Each Portfolio may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

U.S. Government Securities
Each Portfolio may invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.
The Portfolios may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like GNMA obligations. Debt securities issued by other government entities, like obligations of Fannie Mae, Freddie Mac and the Student Loan Marketing Association (SLMA or “Sallie Mae”), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.
The U.S. Government sometimes “strips” its debt obligations into their component parts: the U.S. Government's obligation to make interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Portfolio may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.
Debt Obligations
In addition to their principal investments, the Large Cap Value, Small Cap Value and International Equity Portfolios may invest in debt obligations for their appreciation potential. These Portfolios may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by Moody's or the equivalent by another major rating service. The Large Cap Value and Small Cap Value Portfolios may also invest in asset-backed securities from time to time. For a description of asset-backed securities please see the SAI.
Event-Linked Bonds
The Total Return Bond and Intermediate-Term Bond Portfolios may each invest up to 5% of its total assets in event-linked bonds, the return of principal and payment of interest on which depend on the non-occurrence of a specific “ trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Event-linked bonds are subject to credit risk and the risk that the occurrence of the trigger event is unpredictable.
Emerging Markets Debt
The Total Return Bond and Intermediate-Term Bond Portfolios may each invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.
Visit our website at www.prudentialfunds.com	45

Investments in emerging markets are subject to the same risks as investments in foreign securities but to a greater degree, since their economies are generally less diverse and mature, their political systems can be expected to have less stability than more developed countries, they may lack modern technology and may have an insufficient capital base to expand business operations.
Reverse Repurchase Agreements and Dollar Rolls
Each Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements are considered a borrowing by a Portfolio.
Each Portfolio also may enter into dollar rolls. In a dollar roll, a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. Each Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked-to-market daily, having a value equal to its obligations in respect of dollar rolls.
Dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
Leverage
The Total Return Bond, Intermediate-Term Bond, and Mortgage-Backed Securities Portfolios may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using “leverage.” If a Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged.
Short Sales

The Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may make short sales of a security. This means that each Portfolio may sell a security that it does not own when we think the value of the security will decline. The Portfolios generally borrow the security to deliver to the buyer in a short sale. The Portfolios must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. A Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. Although the Portfolio's gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may theoretically be unlimited. The Portfolios may also make short sales “against the box.” In a short sale against the box, at the time of sale, the Portfolios own or have the right to acquire the identical security at no additional cost. When selling short against the box, a Portfolio gives up the opportunity for capital appreciation in the security.

Repurchase Agreements
Each Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Portfolio, and is, in effect, a loan by a Portfolio. Repurchase agreements are used for cash management purposes only.
46	The TARGET Portfolio Trust

Convertible and Preferred Securities
Each Portfolio may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock, warrants and rights. These are securities—such as bonds, corporate notes and preferred stock—that we can convert into the company's common stock or some other equity security.
Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs)

The Large Cap Growth and Large Cap Value Portfolios may invest in securities of ETFs, subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either a mutual fund or unit investment trust that generally holds a portfolio of securities that may include bonds, common stocks, other instruments or a combination of all three and which is designed to provide exposure to the market represented by the portfolio of those securities. Such holdings are subject to any management fees of the mutual fund or unit investment trust. In addition, the Large Cap Growth and Large Cap Value Portfolios may invest in ETNs. ETNs, like ETFs, are traded on major exchanges. ETN returns are based on the performance of a market index, although the credit rating of the issuer may affect the value of the ETN.
Derivative Strategies
Each Portfolio may use various derivative strategies to try to improve its returns. We may also use hedging techniques to try to protect a Portfolio's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that a Portfolio will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps—involves costs and can be volatile. With derivatives, we try to predict if the underlying investment—a security, market index, currency, interest rate, or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When a Portfolio uses derivative strategies, the Portfolio designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission. The use of derivatives is a principal strategy for the International Equity, Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios.
Futures Contracts and Related Options. Each Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.
Foreign Currency Forward Contracts. Each of the International Equity, Total Return Bond and Intermediate-Term Bond Portfolios may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign currency exchange rates, including hedging involving either specific transactions or portfolio positions. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.
Visit our website at www.prudentialfunds.com	47

Options on Securities and Financial Indexes. Each of the Large Cap Growth, International Equity, Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Portfolio will sell only covered options. For more information about the Portfolios’ use of options, see the SAI.
Each of the Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may enter into interest rate swap transactions. In a swap transaction, a Portfolio and another party “trade” income streams. The swap is done to preserve a return or spread on a particular investment or portion of a Portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.
Additional Strategies
Each Portfolio also follows certain policies when it borrows money (each of the Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may borrow up to 33 1∕3% of the value of its total assets, while each other Portfolio may borrow up to 20% of the value of its total assets); and holds illiquid securities (each Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Each Portfolio may participate in the initial public offering (IPO) market, although it is not expected that the Total Return Bond Portfolio, Intermediate-Term Bond Portfolio or Mortgage-Backed Securities Portfolio will participate in an IPO under normal circumstances. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs a Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Each Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
Portfolio Turnover
Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher transaction costs and can affect a Portfolio's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains. The portfolio turnover rates for the Portfolios are shown in the table below.

Portfolio Turnover Rate
	2012	2011
Large Cap Growth	70%	97%
Large Cap Value	75%	43%
Small Cap Growth	71%	92%
Small Cap Value	37%	44%
International Equity	16%	19%
Total Return Bond	308%	243%
Intermediate-Term Bond	175%	392%
Mortgage-Backed Securities	847%	670%

INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Portfolios is no exception. Since a Portfolio's holdings can vary significantly from broad market indexes, performance of that Portfolio can deviate from performance of the indexes. These charts outline the key risks and potential rewards of the Portfolios' principal strategies and certain of the Portfolios' non-principal strategies. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a
48	The TARGET Portfolio Trust

Portfolio's ability to engage in a particular type of investment is expressed as a percentage of investable assets. With respect to Total Return Bond Portfolio and Intermediate-Term Bond Portfolio, the Portfolios' ability to engage in a particular type of investment is expressed as a percentage of total assets unless otherwise stated. “Fund” references in each chart are synonymous with “Portfolio.” For more information, see the SAI.
Common Stocks
Risks	Potential Rewards
■ Individual stocks could lose value.
■ Equity markets could go down, resulting in a decline in value of the Fund’s investments.
■ Companies that normally pay dividends may not do so if they don’t have profits or adequate cash flow.
■ Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund’s investments.
■ Investment style risk—the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.	■ Historically, stocks have outperformed other investments over the long term.
■ Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.
■ May be a source of dividend income.

Small and Medium Capitalization Stocks
Risks	Potential Rewards
■ Individual stocks could lose value.
■ The equity markets could go down, resulting in a decline in value of the Fund's investments.
■ Stocks of small and medium-sized companies are more volatile and may decline more than those in the S&P 500 Index, and tend to be less liquid than stocks of larger, more established companies.
■ Small and medium-sized companies are more likely to reinvest earnings and not pay dividends.
■ Changes in interest rates may affect the securities of small and medium-sized companies more than the securities of larger companies.
■ Smaller companies usually offer a smaller range of products and services than larger companies, may have limited financial results and may lack management depth.
■ Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.	■ Historically, stocks have outperformed other investments over the long term.
■ Generally, economic growth leads to higher corporate profits, which can lead to an increase in stock prices, known as capital appreciation.
■ Highly successful small and medium-sized companies can outperform larger ones.

Visit our website at www.prudentialfunds.com	49

Fixed-Income Obligations
Risks	Potential Rewards
■ The Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.
■ Credit risk—the risk that the default of an issuer will leave the Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility.
■ Market risk—the risk that the market value of an investment may decline, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.
■ Interest rate risk—the risk that the value of most bonds will fall when interest rates rise: the longer a bond's maturity and the lower its credit quality, the more its value typically falls. Interest rate risk can lead to price volatility, particularly for junk bonds and stripped securities.
■ Spread risk— Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. As the spread on a security widens (or increases), the price (or value) of the security generally falls.
■ Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt.	■ Bonds have generally outperformed money market instruments over the long term with less risk than stocks.
■ Most bonds will rise in value when interest rates fall.
■ May provide a source of regular interest income.
■ Generally more secure than stocks since companies must pay their debts before paying stockholders.
■ Investment-grade obligations have a lower risk of default.
■ Bonds with longer maturity dates typically have higher yields.
■ Intermediate-term securities may be less susceptible to loss of principal than longer-term securities.

Initial Public Offerings
Risks	Potential Rewards
■ Prices of securities sold in IPOs may be highly volatile or decline shortly after the IPO is completed.
■ Depending on the Fund's size, investments in IPOs may have a dramatic effect on the Fund’s performance.
■ As the Fund grows in size, the impact of IPOs on performance will decline.
■ Availability of shares in an IPO may be limited and the Fund may not be able to buy shares at all, or as many shares as it would like.
■ Securities issued in IPOs are subject to many of the same risks as investments in small capitalization issuers, such as: a smaller range of products and services than larger companies, limited financial results, and a lack of management depth.	■ Investments in IPOs have the potential to produce substantial gains.
50	The TARGET Portfolio Trust

Foreign Securities
Risks	Potential Rewards
■ Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.
■ Currency risk—the risk that adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).
■ May be less liquid than U.S. stocks and bonds.
■ Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.
■ Investments in emerging market securities are subject to greater volatility and price declines.	■ Investors may participate in the growth of foreign markets through the Fund's investments in companies operating in those markets.
■ The Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).
U.S. Government and Agency Securities
Risks	Potential Rewards
■ Not all U.S. Government securities are insured or guaranteed by the U.S. Government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.
■ Limits potential for capital appreciation.
■ Credit risk—the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. Government securities).
■ Market risk—the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower. Market risk may affect an industry, a sector or the market as a whole.
■ Interest rate risk—the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.
■ Inflation-indexed bonds, such as Treasury Inflation-Protected Securities (“TIPS”), may experience greater losses than other fixed income securities with similar durations.
■ Investments in inflation-indexed bonds are more likely to cause fluctuations in the Fund’s income distributions.	■ May preserve the Fund's assets.
■ May provide a source of regular interest income.
■ Generally more secure than lower quality debt securities and generally more secure than equity securities.
■ Principal and interest may be guaranteed by the U.S. Government.
■ If interest rates decline, long-term yields should be higher than money market yields.
■ Bonds have generally outperformed money market instruments over the long term.
■ Most bonds rise in value when interest rates fall.

Money Market Instruments
Risks	Potential Rewards
■ May limit the Fund's potential for capital appreciation and achieving its objective.
■ Credit risk (which is less of a concern for money market instruments)—the risk that the borrower or counterparty can’t pay back the money borrowed or make interest payments.
■ Market risk (which is less of a concern for money market instruments)—the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.	■ May preserve the Fund's assets.

Visit our website at www.prudentialfunds.com	51

Mortgage-Related Securities
Risks	Potential Rewards
■ Prepayment risk—the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities.
■ Extension risk—the risk that rising interest rates may cause the underlying mortgages to be paid off more slowly by the borrower, causing the value of the securities to fall.
■ Credit risk—the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.
■ Market risk—the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer. Market risk may affect an industry, a sector or the market as a whole.
■ Interest rate risk—the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.
■ Illiquidity risk—the risk that securities may be difficult to value precisely and to sell at the time or price desired.	■ A source of regular interest income.
■ The U.S. Government guarantees interest and principal payments on certain securities.
■ May benefit from security interest in real estate collateral.
■ Pass-through instruments provide greater diversification than direct ownership of loans.

High Yield Debt Securities (Junk Bonds)
Risks	Potential Rewards
■ Credit risk (particularly high)—the risk that the borrower can’t pay back the money borrowed or make interest payments. The lower a bond’s quality, the higher its potential volatility.
■ Market risk (particularly high)—the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.
■ Illiquidity risk—the risk that bonds may be difficult to value precisely and to sell at the time or price desired.
■ Are generally less secure than higher quality debt securities.	■ May offer higher interest income and higher potential gains than higher grade debt securities. ■ Most bonds rise in value when interest rates fall.

Exchange-Traded Funds (ETFs)
Risks	Potential Rewards
■ The price movement of an ETF may not track the underlying index or basket of securities and may result in a loss. ■ Duplicate management fees.	■ Helps to manage cash flows.
■ Ability to get rapid exposure to an index.
■ Provides opportunity to buy or sell an entire portfolio of securities in a single transaction in a manner similar to buying or selling a share of stock.
■ The unsystemic risk (risk associated with certain issues rather than the financial markets generally) associated with investments in ETFs is generally low relative to investments in securities of individual issuers.
52	The TARGET Portfolio Trust

Exchange-Traded Notes (ETNs)
Risks	Potential Rewards
■ The value of an ETN depends on the performance of the index underlying the ETN and the credit rating of the ETN’s issuer.
■ ETNs do not make periodic interest payments.
■ Principal of ETNs is not protected.	■ Ability to gain rapid exposure to an index.
Asset-Backed Securities
Risks:	Potential Rewards:
■ Credit risk—the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.
■ Prepayment risk—the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.
■ Extension risk—the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.
■ Market risk—the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond’s insurer. Market risk may affect an industry, a sector or the market as a whole.
■ Interest rate risk—the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.
■ Illiquidity risk—the risk that securities may be difficult to value precisely and to sell at the time or price desired.	■ A potential source of regular interest income.
■ Prepayment risk is generally lower than with mortgage related securities.
■ Pass-through instruments may provide greater diversification than direct ownership of loans.
■ May offer higher yields due to their structure than other instruments.
Visit our website at www.prudentialfunds.com	53

Derivatives
Risks	Potential Rewards
■ The value of derivatives (such as forwards, futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.
■ Derivatives may not have the intended effects and may result in losses or missed opportunities.
■ The counterparty to a derivatives contract could default.
■ Derivatives can increase share price volatility and those that involve leverage could magnify losses.
■ Certain types of derivatives involve costs to the Fund that can reduce returns.
■ Derivatives may be difficult to value precisely or sell at the time or price desired.
■ Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulations are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.	■ Derivatives could make money and protect against losses if the investment analysis proves correct.
■ Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.
■ One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.
■ Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.
Reverse Repurchase Agreements and Dollar Rolls
Risks	Potential Rewards
■ Risk that the counterparty may fail to return securities in a timely manner or at all.
■ May magnify underlying investment losses.
■ Investment costs may exceed potential underlying investment gains.
■ Leverage risk—the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Fund must repurchase.	■ May magnify underlying investment gains.
When-Issued and Delayed Delivery Securities
Risks	Potential Rewards
■ Value of securities may decrease before delivery occurs.
■ Counterparty may become insolvent prior to delivery.
■ If the security is not issued, or the counterparty fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.	■ May enhance investment gains.
Borrowing
Risks	Potential Rewards
■ Leverage for investment may magnify losses.
■ Interest costs and borrowing fees may exceed potential investment gains.
■ Transactions that leverage the Fund must be covered by segregated liquid assets, which may require the Fund to liquidate positions when it may not be advantageous to do so to meet its asset segregation or other obligations.	■ Leverage may magnify investment gains (if any).
54	The TARGET Portfolio Trust

Adjustable/Floating Rate Securities
Risks	Potential Rewards
■ Value lags behind the value of fixed rate securities when interest rates change.	■ May take advantage of rising interest rates.
Stripped Securities
Risks	Potential Rewards
■ More volatile than securities where the principal and interest are not separated.	■ Value may rise faster when interest rates fall.
Swaps
Risks	Potential Rewards
■ Speculative technique including risk of loss of payment swapped.
■ May be difficult to value precisely.
■ May be difficult to sell at the time or price desired.
■ The other party to a swap agreement could default.	■ Helps protect the return on an investment.
Event-Linked Bonds
Risks	Potential Rewards
■ A Portfolio's share price, yield and total return will fluctuate in response to bond market movements.
■ Credit risk—the default of an issuer would leave a Portfolio with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility.
■ Market risk—the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.
■ Interest rate risk—the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.
■ Depends on non-occurrence of a specific “trigger” event that is unpredictable.	■ Bonds have generally outperformed money market instruments over the long term with less risk than stocks.
■ Most bonds will rise in value when interest rates fall.
■ A source of regular interest income.
■ Investment-grade bonds have a lower risk of default than junk bonds.
■ Bonds with longer maturity dates typically have higher yields.
■ Intermediate-term securities may be less susceptible to loss of principal than longer term securities.
Short Sales, including Short Sales Against the Box
Risks	Potential Rewards
■ May magnify underlying investment losses.
■ Share price volatility can magnify losses because the underlying security must be replaced at a specific time.
■ Investment costs may exceed potential underlying investment gains.
■ Short sales pose the risk of potentially unlimited loss.
■ Short sales “against the box” give up the opportunity for capital appreciation in the security.
■ Short sales “against the box” are not subject to the 25% of net assets limitation.	■ May magnify underlying investment gains. ■ Short sales “against the box” may lock in capital appreciation while delaying tax consequences.
Visit our website at www.prudentialfunds.com	55

Emerging Market Debt
Risks	Potential Rewards
■ Emerging markets, economies and political systems may not be as stable as in the U.S. or in more developed countries.
■ Currency risk—changing value of foreign currencies can cause losses.
■ May be less liquid than U.S. bonds and bonds in more developed markets.
■ Differences in foreign laws, accounting standards, public information and custody and settlement practices provide less reliable information on foreign investments and involve more risk.
■ Not all government securities are insured or guaranteed by the government, but only by the issuing agency.	■ Investors can participate in the growth of emerging markets through investment in companies operating in those markets.
■ May profit from changing value of foreign currencies.
■ Principal and interest on foreign government securities may be guaranteed.
Illiquid Securities
Risks	Potential Rewards
■ May be difficult to value precisely. ■ May be difficult to sell at the time or price desired.	■ May offer a more attractive yield or potential for growth than more widely traded securities.
Securities of Real Estate Investment Trusts (REITs)
Risks	Potential Rewards
■ Performance and values depend on the value of the underlying properties or the underlying loans or interests, the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.
■ Securities of individual REITs could lose value.
■ Equity markets could go down, resulting in a decline in value of the Fund's investments.
■ Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.
■ Changes in economic or political conditions, both domestic and international, may result in a decline in value of REIT investments.
■ REITs charge management fees which may result in layering the management fees paid by the Fund.
■ Real estate companies, including REITs, may be leveraged, which increases risk.	■ Real estate holdings can generate good returns from rents, rising market values, etc. ■ Greater diversification than direct ownership of real estate. ■ Potential for dividend income.
Principal & Non-Principal Strategies
Common Stocks
■ Large Cap Growth: At least 80% ■ Large Cap Value: At least 80% ■ Small Cap Growth: At least 80% ■ Small Cap Value: At least 80% ■ International Equity: At least 80%
Small Capitalization Stocks
■ Large Cap Growth: Percentage varies; up to 20% ■ Small Cap Growth: At least 80% ■ Small Cap Value: At least 80% ■ International Equity: Percentage varies; usually less than 10%
56	The TARGET Portfolio Trust

Principal & Non-Principal Strategies
Debt Obligations
■ Large Cap Value: Up to 20%
■ Small Cap Value: Up to 20%
■ International Equity: Up to 20%
■ Total Return Bond: At least 80%
■ Intermediate-Term Bond: At least 80%
■ Mortgage-Backed Securities: At least 80%
Foreign Securities
■ International Equity: At least 80% ■ Large Cap Growth: Up to 30% ■ Large Cap Value: Up to 30% ■ Total Return Bond: Up to 30% of total assets ■ Intermediate-Term Bond: Up to 30% of total assets
U.S. Government Securities
■ All Portfolios: Percentage varies; up to 100% on temporary basis
Money Market Instruments
■ Large Cap Growth: Up to 20% normally; up to 100% on temporary basis
■ Large Cap Value: Up to 20% normally; up to 100% on temporary basis
■ Small Cap Growth: Up to 20% normally; up to 100% on temporary basis
■ Small Cap Value: Up to 20% normally; up to 100% on temporary basis
■ International Equity: Up to 20% normally; up to 100% on temporary basis
■ Mortgage-Backed Securities: Up to 35% normally; up to 100% on temporary basis
■ Total Return Bond: Percentage varies
■ Intermediate-Term Bond: Percentage varies
Mortgage-Related Securities
■ Total Return Bond: Percentage varies; up to 75% of total assets ■ Intermediate-Term Bond: Percentage varies; up to 75% of total assets ■ Mortgage-Backed Securities: Up to 100%
High Yield Debt Securities (Junk Bonds)
■ Total Return Bond: Up to 20% of total assets ■ Intermediate-Term Bond: Up to 20% of total assets
Asset-Backed Securities
■ Large Cap Value: Percentage varies; usually less than 10%
■ Small Cap Value: Percentage varies; usually less than 10%
■ Mortgage-Backed Securities: Percentage varies; usually less than 10%
■ Total Return Bond: Percentage varies; usually less than 25% of total assets
■ Intermediate-Term Bond: Percentage varies; usually less than 25% of total assets
Derivatives
■ International Equity Portfolio: Percentage varies; usually less than 10% ■ All Other Portfolios: Percentage varies
Reverse Repurchase Agreements and Dollar Rolls
■ Total Return Bond: Up to 33 1∕3% of total assets ■ Intermediate-Term Bond: Up to 33 1∕3% of total assets ■ Mortgage-Backed Securities: Up to 33 1∕3%
Visit our website at www.prudentialfunds.com	57

Principal & Non-Principal Strategies
When-issued and Delayed Delivery Securities
■ Total Return Bond: Percentage varies; usually less than 75% of total assets
■ Intermediate-Term Bond: Percentage varies; usually less than 75% of total assets
■ All Other Portfolios: Percentage varies; usually less than 10%
Borrowing
■ Total Return Bond: Up to 33 1∕3% ■ Intermediate-Term Bond: Up to 33 1∕3% ■ Mortgage-Backed Securities: Up to 33 1∕3%
Adjustable/Floating Rate Securities
■ Large Cap Value: Percentage varies; usually less than 10%
■ Mortgage-Backed Securities: Percentage varies; usually less than 10%
■ Total Return Bond: Percentage varies; usually less than 50% of total assets
■ Intermediate-Term Bond: Percentage varies; usually less than 50% of total assets
Stripped Securities
■ Mortgage-Backed Securities: Percentage varies; usually less than 10%
■ Total Return Bond: Percentage varies; usually less than 20% of total assets
■ Intermediate-Term Bond: Percentage varies; usually less than 20% of total assets
Swaps
■ Total Return Bond: Up to 15% of net assets ■ Mortgage-Backed Securities: Up to 15% of net assets ■ Intermediate-Term Bond: Up to 15% of net assets
Event-Linked Bonds
■ Total Return Bond: Up to 5% of total assets ■ Intermediate-Term Bond: Up to 5% of total assets
Emerging Markets Debt
■ Total Return Bond: Up to 15% of total assets ■ Intermediate-Term Bond: Up to 15% of total assets
Illiquid Securities
■ All Portfolios: Up to 15% of net assets
Short Sales and Short Sales Against-the-Box
■ Total Return Bond: Up to 25% of net assets ■ Intermediate-Term Bond: Up to 25% of net assets ■ Mortgage-Backed Securities: Up to 25% of net assets
58	The TARGET Portfolio Trust

HOW THE TRUST IS MANAGED
BOARD OF TRUSTEES
The Board of Trustees (the Board) oversees the actions of the Manager, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business operations of each Portfolio.
MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077
Under a management agreement with the Trust, PI manages each Portfolio's investment operations, administers its business affairs and is responsible for supervising the subadviser(s) for each of the Portfolios. For the fiscal year ended October 31, 2012, each Portfolio paid PI the management fees set forth in the table below (shown as a percentage of average daily net assets).

Management Fee Rates
Portfolio	Annual Management Fees
Large Cap Growth	.60%
Large Cap Value	.60%
Small Cap Growth	.60%
Small Cap Value	.60%
International Equity	.70%
Total Return Bond	.45%
Intermediate-Term Bond	.45%
Mortgage-Backed Securities	.45%

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2012, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $194.7 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Portfolios. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Portfolios' subadvisers.
PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with unaffiliated subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with each subadviser. Shareholders of each Portfolio still have the right to terminate these agreements for the Portfolio at any time by a vote of the majority of outstanding shares of the Portfolio. The Trust will notify shareholders of any new subadvisers engaged or material amendments to advisory agreements made pursuant to the Order.
A discussion of the basis for the Board's approvals of the Trust's management and subadvisory agreements is available in the Trust's Annual Report to shareholders, issued at the end of December of each year.
INVESTMENT SUBADVISERS
The investment subadvisers are responsible for the day-to-day management of each Portfolio, or portion thereof, that they manage, subject to the supervision of PI and the Board. The subadvisers are paid by PI, not the Portfolios.
Visit our website at www.prudentialfunds.com	59

Each of the Portfolios has one or more subadvisers, each of which manages the portion of each Portfolio allocated to it by PI, consistent with the overall investment strategy of the Portfolio. PI periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the subadvisers of each Portfolio. In addition, PI periodically reallocates assets among subadvisers.
By using one or more subadvisers for each Portfolio, and by periodically rebalancing or reallocating each Portfolio's assets among its subadvisers, PI seeks long-term benefits from a balance of different investment disciplines. PI believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Portfolios and help reduce their volatility. In addition, the use of several subadvisers for each Portfolio may help to protect the Portfolios from capacity risk (a subadviser's determination to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to that subadviser). Reallocations of assets among subadvisers may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, a Portfolio may experience wash transactions—where one subadviser buys a security at the same time another subadviser sells it. To the extent this happens, the Portfolio's position in that security remains unchanged, but the Portfolio has paid additional transaction costs.
Each of the fixed-income Portfolios is managed by one subadviser.
The subadvisers for each Portfolio are discussed below:
Large Cap Growth Portfolio

Marsico Capital Management, LLC (MCM), Massachusetts Financial Services Company (MFS) and Brown Advisory, LLC (Brown Advisory) are the subadvisers for the Large Cap Growth Portfolio.
MCM, located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, is an independent, registered investment adviser. MCM was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of December 31, 2012 MCM had approximately $26.7 billion under management. MCM has served as a subadviser to the Portfolio since June 2005.
MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of December 31, 2012, the MFS organization had approximately $321 billion in assets under management. MFS has served as a subadviser to the Portfolio since December 2008.
Brown Advisory is an independent investment firm headquartered at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory was founded in 1993 as an affiliate of Alex. Brown & Sons, a leading investment bank focused on growth companies, and underwent a management-led buyout in 1998. As of December 31, 2012, Brown Advisory had approximately $31.9 billion in assets under management. Brown Advisory has served as a subadviser to the Portfolio since November 2012.

Large Cap Value Portfolio

Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley), NFJ Investment Group LLC (NFJ) and Epoch Investment Partners, Inc. (Epoch) are the subadvisers for the Large Cap Value Portfolio.
Hotchkis and Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., a diversified holding company. As of December 31, 2012, Hotchkis and Wiley had approximately $18.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439. Hotchkis and Wiley has served as a subadviser to the Portfolio since February 1995.

60	The TARGET Portfolio Trust

Epoch, a wholly-owned subsidiary of Epoch Holding Corporation, a public company, was incorporated in Delaware in April 2004. On December 6, 2012, Epoch Holding Corporation (EPHC), Epoch’s parent, announced that it had entered into a merger agreement with TD Bank Group (TD) whereby the common stock of EPHC would be acquired by TD. This transaction, which is subject to the approval of Epoch's stockholders and satisfaction of other customary closing conditions for a transaction of this type, is expected to close in the first half of 2013. As of December 31, 2012, Epoch managed approximately $25 billion in assets under management. Epoch is currently located at 640 Fifth Avenue, New York, New York 10019. Epoch expects to relocate before the end of the first quarter of 2013 to 399 Park Avenue, New York, New York 10022. Epoch has served as a subadviser to the Portfolio since July 2012.
NFJ was formed in 1989, and is a wholly owned subsidiary of Allianz Global Investors US LLC. As of December 31, 2012, the firm had approximately $36.6 billion of worldwide assets under management and advice. NFJ, a disciplined value-oriented equity manager, is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. NFJ has served as a subadviser to the Portfolio since December 2005.

Small Cap Growth Portfolio

Eagle Asset Management, Inc. (Eagle) and Emerald Mutual Fund Advisers Trust (Emerald) are the subadvisers for the Small Cap Growth Portfolio.
Eagle was founded in 1976 and is an autonomous wholly-owned subsidiary of Raymond James Financial, Inc. The firm provides an array of equity and fixed-income investing strategies to a variety of individual and institutional clients, both domestically and abroad. As of December 31, 2012, Eagle had approximately $20.7 billion in assets under management. Eagle's address is 880 Carillon Parkway, St. Petersburg, FL 33716. Eagle has served as a subadviser to the Portfolio since July 2008.
Emerald is a wholly-owned subsidiary of Emerald Advisers, Inc. (Emerald Advisers) and was established to allow for Emerald Advisers to serve in a subadvisory capacity for mutual funds and other registered investment companies. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of December 31, 2012, Emerald Advisers had approximately $2 billion in assets under management. Emerald Advisers is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. Emerald has served as a subadviser to the Portfolio since January 2012.

Small Cap Value Portfolio

EARNEST Partners, LLC (EARNEST Partners), NFJ Investment Group, LLC (NFJ), Lee Munder Capital Group, LLC (LMCG), J.P. Morgan Investment Management, Inc. (J.P. Morgan), and Vaughan Nelson Investment Management, LP (Vaughan Nelson) are the subadvisers for the Small Cap Value Portfolio.
EARNEST Partners is employee-owned and a subsidiary of Westchester Limited, LLC. Paul E. Viera, Jr. (whose background is described below) holds a controlling interest and the position of CEO. Founded in 1998, EARNEST Partners had $22.6 billion in assets under management as of December 31, 2012. The address of EARNEST Partners is 1180 Peachtree St NE, Suite 2300, Atlanta, GA 30309. EARNEST Partners has served as a subadviser to the Portfolio since December 2001.

NFJ is described above, under “Large Cap Value Portfolio.” NFJ has served as a subadviser to the Portfolio since October 2003.

LMCG, a SEC-registered investment adviser located at 200 Clarendon Street, Boston MA 02116, was founded in 2000. In 2009, LMCG became an affiliate of Convergent Capital Management, LLC (CCM) which acquired a majority ownership stake in the firm. As of December 31, 2012, LMCG has approximately $5 billion in assets under management and advisement. LMCG has served as a subadviser to the Portfolio since July 2005.

Visit our website at www.prudentialfunds.com	61

J.P. Morgan is an indirect subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2012, J.P. Morgan and its affiliated companies had approximately $1.4 trillion in assets under management worldwide. The address of J.P. Morgan is 270 Park Avenue, New York, NY 10017. J.P. Morgan has served as a subadviser to the Portfolio since July 2005.
Vaughan Nelson is a Houston-based investment counseling firm, founded in 1970. Vaughan Nelson is a wholly owned subsidiary of Natixis Global Asset Management and operates independently with its own proprietary research process and investment team. As of December 31, 2012, Vaughan Nelson had over $8 billion in assets under management. The address of Vaughan Nelson is 600 Travis Street, Suite 6300, Houston, Texas 77002. Vaughan Nelson has served as a subadviser to the Portfolio since November 2005.

International Equity Portfolio
LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are the subadvisers for the International Equity Portfolio.

LSV was formed in 1994 and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2012, LSV had approximately $65 billion in assets under management. LSV's address is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV has served as a subadviser to the Portfolio since April 2005.
Thornburg is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2012, Thornburg had approximately $84.2 billion in assets under management. Thornburg's address is 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506. Thornburg has served as a subadviser to the Portfolio since April 2005.

Total Return Bond Portfolio and Intermediate-Term Bond Portfolio
Pacific Investment Management Company LLC (PIMCO) is the subadviser for the Total Return Bond and Intermediate-Term Bond Portfolios.

PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.
As of December 31, 2012, PIMCO had approximately $2.003 trillion of assets under management. The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO has served as a subadviser to the Total Return Bond and Intermediate-Term Bond Portfolios since January 1993.

Mortgage-Backed Securities Portfolio
Wellington Management Company, LLP (Wellington Management) is the subadviser to the Portfolio.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets. Wellington Management has served as a subadviser to the Portfolio since January 1993.

62	The TARGET Portfolio Trust

PORTFOLIO MANAGERS
Large Cap Growth Portfolio
MCM

Thomas F. Marsico, Chief Investment Officer of MCM, co-manages the MCM portion of the Large Cap Growth Portfolio. Coralie Witter, CFA co-manages the MCM portion of the Large Cap Growth Portfolio with Mr. Marsico. Mr. Marsico has over 30 years of experience as a securities analyst and a portfolio manager. Ms. Witter is a senior analyst who joined MCM in June 2004 and has over 15 years of experience in the financial services industry, most of which has involved equity research. Prior to joining MCM, Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research. Ms. Witter graduated from the University of Colorado with a Bachelor's degree in International Affairs.

MFS

The portfolio manager responsible for the MFS segment of the Portfolio is Eric B. Fischman. Mr. Fischman is an Investment Officer of MFS, and has been employed in the investment area of MFS since 2000.

Brown Advisory
Kenneth M. Stuzin, CFA, is a Partner at Brown Advisory and is responsible for managing Brown Advisory’s large-cap growth portfolios. Prior to joining Brown Advisory in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to this position, Mr. Stuzin was a quantitative Portfolio Strategist in New York, where he advised clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his BA and MBA from Columbia University in 1986 and 1993, respectively.
Large Cap Value Portfolio
Epoch
Janet K. Navon is a Managing Director, Director of Research, and is Portfolio Manager for Epoch's U.S. Small Cap, U.S. SMID Cap, U.S. Choice and Global Small Cap strategies. Additionally, she leads the weekly U.S. research meetings. Prior to joining Epoch in 2007, Janet spent nine years as a Senior Analyst and Co-Portfolio Manager at Steinberg Asset Management. Prior to Steinberg, she was a founding principal of Atlantic Asset Management where she was responsible for product development, sector strategies, and corporate security analysis. Janet's experience also includes investment management positions at Columbus Circle Investors and J.P. Morgan Investment Management where she coordinated quantitative portfolio strategies and new product development. Janet holds a BS from Georgetown University School of Foreign Service and an MBA from Columbia University, Graduate School of Business.
Michael A. Welhoelter, CFA, is Epoch's Chief Risk Officer and heads Epoch's Quantitative and Risk Management team. He is also a co-portfolio manager on all of Epoch's strategies. He is responsible for integrating risk management into the investment process. Prior to joining Epoch in 2005, he was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management-Americas, where he was a Portfolio Manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Previously, he was a Portfolio Manager and Quantitative Research Analyst at Chancellor/LGT Asset Management. Mike holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts, the Society of Quantitative Analysts and holds the Chartered Financial Analyst designation.
David N. Pearl is Executive Vice President and Co-Chief Investment Officer of Epoch Investment Partners. He is a Portfolio Manager for Epoch's U.S. investment strategies. Prior to co-founding Epoch in 2004 with Bill Priest, Tim Taussig and Phil Clark, David was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital

Visit our website at www.prudentialfunds.com	63

Management, LLC where he was responsible for both institutional and private client assets. Previously, he held senior portfolio management positions at ING Furman Selz Asset Management and Citibank Global Asset Management where he managed mutual funds and institutional accounts. Prior to Citibank, David was an Officer and Senior Analyst of BEA Associates, predecessor to Credit Suisse Asset Management -Americas. David holds a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from The Stanford University Graduate School of Business.
Hotchkis and Wiley

Sheldon Lieberman, George Davis, Scott McBride, Patricia McKenna and Judd Peters participate in the investment research review and decision-making process for the Portfolio. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis and Wiley’s investment team in 1994. Mr. Davis, Principal and Chief Executive Officer, joined Hotchkis and Wiley’s investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis and Wiley’s investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis and Wiley’s investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis and Wiley’s investment team in 1995.
NFJ

Ben Fischer, CFA, Paul Magnuson, Thomas Oliver, CFA, CPA, R. Burns McKinney, CFA, and Jeff Reed, CFA manage the portion of the Portfolio advised by NFJ.

Ben J. Fischer, CFA, Managing Director, Portfolio Manager/Analyst. Mr. Fischer has over forty-six years of experience in portfolio management, investment analysis and research and has been a member of the Management Board of Allianz Global Investors since June 2008. Mr. Fischer is a founding partner of NFJ Investment Group, an advisory affiliate of Allianz Global Investors, and is currently the product team lead for the NFJ Dividend Value and NFJ International Value investment strategies and product team co-lead for the NFJ All Cap Value investment strategy. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He earned his M.B.A. from New York University and graduated from Oklahoma University with a J.D. degree and a B.A. degree in Economics.
Paul A. Magnuson, Managing Director, Portfolio Manager/Analyst. Mr. Magnuson has over twenty-six years of experience in equity analysis and portfolio management. Mr. Magnuson is currently the product team lead for the NFJ Small Cap Value and NFJ Mid Cap Value 100 investment strategies. Prior to joining NFJ Investment Group, an advisory affiliate of Allianz Global Investors, in 1992, he was an assistant vice president at NationsBank which he joined in 1985. Mr. Magnuson earned his B.B.A. degree in Finance from the University of Nebraska.
Thomas W. Oliver, CFA, CPA, Managing Director, Portfolio Manager/Analyst. Mr. Oliver has over sixteen years of experience in accounting, reporting, and financial analysis. Mr. Oliver is currently the product team lead for the NFJ Large Cap Value and NFJ Mid Cap Value investment strategies and a product team co-lead for the NFJ All Cap Value investment strategy. Prior to joining NFJ Investment Group, an advisory affiliate of Allianz Global Investors, in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte & Touche in 1995. Mr. Oliver earned his M.B.A. and B.B.A. degrees from the University of Texas.
R. Burns McKinney, CFA, Managing Director, Portfolio Manager/Analyst. Mr. McKinney has fifteen years of experience in equity research, financial analysis, and investment banking. Mr. McKinney is currently the product team lead for the NFJ Global Dividend Value investment strategy. Prior to joining NFJ Investment Group, an advisory affiliate of Allianz Global Investors, in 2006, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. He began his career as an investment banking analyst at Alex. Brown & Sons in 1996. Prior to attending business school, he served as a Vice President in equity research at Merrill Lynch in New York, and also worked as an equity analyst at Morgan Stanley. Mr. McKinney earned his M.B.A. from the Wharton School of the University of Pennsylvania and his B.A. in Economics from Dartmouth College.

64	The TARGET Portfolio Trust

Jeff N. Reed, CFA, Vice President, Portfolio Manager/Analyst. Mr. Reed has over seven years of experience in investment and financial analysis and has portfolio management and research responsibilities for the NFJ Dividend Value, NFJ Mid Cap Value, NFJ Mid Cap Value 100, NFJ Large Cap Value, and NFJ All Cap Value investment strategies. Prior to joining NFJ Investment Group, an advisory affiliate of Allianz Global Investors, in 2007, he was a credit analyst at Frost Bank. Mr. Reed earned his M.B.A. from the University of Texas, McCombs School of Business, and his B.B.A. degree in Finance from Texas Christian University.

Small Cap Growth Portfolio
Eagle

Bert L. Boksen, CFA serves as the lead portfolio manager of the portion of the Portfolio managed by Eagle. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He has 32 years of investment experience. He earned a BA in Business from City College of New York in 1970, and an MBA in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.
Mr. Bosken is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 14 years of investment experience as an analyst and research associate. He holds a BA in economics from Washington and Lee University and earned his MBA from the University of Southern California. Mr. Mintz received his Chartered Financial Analyst designation in 2000.

Emerald

Kenneth G. Mertz II, CFA, Stacey L. Sears and Joseph W. Garner manage the portion of the Portfolio advised by Emerald.

Kenneth G. Mertz II, CFA, is Chief Investment Officer and President of Emerald Advisers, Inc. and part of the Small Cap Portfolio Management team. Previously, Mr. Mertz was past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees’ Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member of Diakon, a social ministries continuing care provider, and the Chairman of the Diakon Lutheran Fund of its endowment arm. Mr. Mertz graduated from Millersville University with a BA in Economics.
Stacey L. Sears is Senior Vice President and has been a member of the Small Cap Portfolio Management team since 2002. Ms. Sears has been employed by Emerald since 1992 and maintains research coverage of the Retail, Apparel, Consumer Goods and Consumer Technology companies. She has been quoted in Fortune, Money, the Dow Jones News Service and various regional newspapers. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.

Joseph W. Garner is Director of Research and a member of the Small Cap Portfolio Management team. Mr. Garner’s research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. Mr. Garner served as President of the Millersville University Foundation and previously served as Chair of the Board's Investment Committee. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic
Visit our website at www.prudentialfunds.com	65

Development Analyst with the PA Department of Commerce’s Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.
Small Cap Value Portfolio
EARNEST Partners

Paul E. Viera, Jr., Chief Executive Officer and Partner of EARNEST Partners, manages the portion of the Portfolio advised by EARNEST Partners. A founding member of EARNEST Partners, he previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998.
NFJ

Ben Fischer, CFA, Paul Magnuson and Morley D. Campbell, CFA, manage the portion of the Portfolio advised by NFJ.

Ben J. Fischer, CFA, Managing Director, Portfolio Manager/Analyst. Mr. Fischer has over forty-six years of experience in portfolio management, investment analysis and research and has been a member of the Management Board of Allianz Global Investors since June 2008. Mr. Fischer is a founding partner of NFJ Investment Group, an advisory affiliate of Allianz Global Investors, and is currently the product team lead for the NFJ Dividend Value and NFJ International Value investment strategies and product team co-lead for the NFJ All Cap Value investment strategy. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He earned his M.B.A. from New York University and graduated from Oklahoma University with a J.D. degree and a B.A. degree in Economics.
Paul A. Magnuson, Managing Director, Portfolio Manager/Analyst. Mr. Magnuson has over twenty-six years of experience in equity analysis and portfolio management. Mr. Magnuson is currently the product team lead for the NFJ Small Cap Value and NFJ Mid Cap Value 100 investment strategies. Prior to joining NFJ Investment Group, an advisory affiliate of Allianz Global Investors, in 1992, he was an assistant vice president at NationsBank which he joined in 1985. Mr. Magnuson earned his B.B.A. degree in Finance from the University of Nebraska.
Morley D. Campbell, CFA, Managing Director, Portfolio Manager/Analyst. Mr. Campbell has over seven years of experience in investment and financial analysis and has portfolio management and research responsibilities for the NFJ Small Cap Value and NFJ Mid Cap Value 100 investment strategies. Prior to joining NFJ Investment Group, an advisory affiliate of Allianz Global Investors, in 2007, he was an investment banking analyst for Lazard Frères and Merrill Lynch. Mr. Campbell earned his M.B.A. from Harvard Business School and his B.B.A. degree in Finance from the University of Texas.

LMCG

R. Todd Vingers, CFA, Portfolio Manager manages the portion of the Portfolio advised by LMCG. Mr. Vingers joined LMCG in June 2002 as the lead small cap value portfolio manager. Mr. Vingers has over 22 years of investment experience. Prior to joining LMCG, Mr. Vingers served as vice president and senior portfolio manager for American Century Investments, and prior to joining American Century was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Booth School of Business. Mr. Vingers is a CFA charterholder and a member of the CFA Institute.
J.P. Morgan
The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by J.P. Morgan are Dennis S. Ruhl and Phillip D. Hart.

66	The TARGET Portfolio Trust

Dennis S. Ruhl, managing director, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Dennis holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. Dennis is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization. He is also a board member of the MIT Club of New York and Regional Vice Chair of the MIT Educational Council. Dennis is a CFA charterholder.

Phillip D. Hart, executive director, is a portfolio manager in the U.S. Behavioral Finance Small Cap Equity Group.  An employee since 2003, his responsibilities include managing structured small-cap core and small-cap value accounts.  Previously, he worked on quantitative research and the daily implementation and maintenance of portfolios for the group.  Phillip obtained a BA in economics from Cornell University and is a CFA charterholder.

Vaughan Nelson

Chris D. Wallis, CFA, and Scott J. Weber, CFA, manage the portion of the Portfolio advised by Vaughan Nelson. Mr. Wallis is the CEO and CIO of Vaughan Nelson and a Senior Portfolio Manager with 19 years of investment management, financial analysis and accounting experience. Prior to joining Vaughan Nelson in 1999, Mr. Wallis was an Associate at Simmons Company International. He graduated with a BBA from Baylor University and MBA from Harvard Business School. Mr. Weber, Portfolio Manager, has 14 years of investment management and financial analysis experience. Prior to joining Vaughan Nelson in 2003, Mr. Weber was a Vice President-Investment Banking with RBC Capital Markets. He graduated with a BS from the University of the South and M.B.A. from Tulane University-A.B. Freeman School of Business.

International Equity Portfolio
LSV

Josef Lakonishok, Menno Vermuelen, CFA and Puneet Mansharamani, CFA, co-manage the portion of the Portfolio advised by LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 36 years of investment and research experience. Mr. Vermuelen has served as a Portfolio Manager of LSV since 1995 and a Partner since 1998. He has more than 21 years of investment experience. Mr. Mansharamani is a Partner and Portfolio Manager of LSV since January 2006. He has more than 14 years of investment experience.

Thornburg

William V. Fries, CFA, Wendy Trevisani, and Lei Wang, CFA, all Managing Directors of Thornburg, are the portfolio managers for the portion of the Portfolio advised by Thornburg. Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University. Mr. Wang joined Thornburg in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.
Total Return Bond Portfolio and Intermediate-Term Bond Portfolio
PIMCO

Visit our website at www.prudentialfunds.com	67

Chris Dialynas is responsible for the day-to-day management of the Total Return Bond Portfolio's assets. Saumil H. Parikh, CFA is responsible for the day-to-day management of the Intermediate-Term Bond Portfolio's assets.
Mr. Dialynas is a managing director in the Newport Beach office, a portfolio manager, and a member of PIMCO’s Investment Committee. He has written extensively and lectured on the topic of fixed-income investing. Mr. Dialynas served on the editorial board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has 33 years of investment experience and holds an MBA from the University of Chicago Graduate School of Business. He received his undergraduate degree from Pomona College. He joined PIMCO in 1980.
Mr. Parikh is a managing director in the Newport Beach office, generalist portfolio manager and a member of the PIMCO Investment Committee. He leads the firm’s cyclical economic forums and also serves as a member of the short-term, mortgage and global specialist portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 13 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.
Mortgage-Backed Securities Portfolio
Wellington Management

Michael F. Garrett, a Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, manages the Portfolio. Mr. Garrett joined Wellington Management as an investment professional in 1999.

Additional Information about the portfolio managers, their compensation, other accounts that they manage and ownership of securities in the Portfolios may be found in the SAI.
DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Trust's shares under a Distribution Agreement with the Trust. The Trust also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940 with respect to the Class R shares offered by all Portfolios except Intermediate-Term Bond and Mortgage-Backed Securities Portfolios. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing a Portfolio's Class R shares and provides certain shareholder support services. The Trust pays distribution and other fees to PIMS as compensation for its services for the Class R shares. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables. Because these fees are paid from a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Trust’s SAI and on the Trust’s website.
68	The TARGET Portfolio Trust

PORTFOLIO DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
Investors who buy shares of a Portfolio should be aware of some important tax issues. For example, each Portfolio distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from a Portfolio also may be subject to state and local income tax in the state where you live.
Also, if you sell shares of a Portfolio for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
Each Portfolio distributes dividends of any net investment income to shareholders. For example, if the Portfolio owns ACME Corp. stock and the stock pays a dividend, the Portfolio will pay out a portion of this dividend to its shareholders, assuming the Portfolio's income is more than its costs and expenses. The dividends you receive from the Portfolio will be subject to taxation whether or not they are reinvested in the Portfolio.

Each Portfolio also distributes any realized net capital gains to shareholders. Capital gains are generated when the Portfolio sells its assets for a profit. For example, if the Portfolio bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Portfolio has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Portfolio's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Portfolio holds the security—if the Portfolio holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% for individuals with incomes below $400,000 ($450,000 if married filing jointly) and 20% for any income above those amounts that is long-term capital gain, provided that the Portfolio distributes the net capital gain to non-corporate U.S. shareholders. If the Portfolio holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 39.6%. Different rates apply to corporate shareholders.
Dividends from net investment income paid to a non-corporate U.S. shareholder that are designated as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction to the extent the Portfolio’s income is derived from certain dividends received from U.S. corporations.
For taxable years beginning after 2012, a U.S. shareholder that is an individual, estate or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the U.S. shareholder’s “net investment income,” including Portfolio distributions and net gains from the disposition of Portfolio shares, and (2) the excess of the U.S. shareholder’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.

For your convenience, each Portfolio’s distributions of dividends and net capital gains are automatically reinvested in the Portfolio without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution
Visit our website at www.prudentialfunds.com	69

check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Portfolio at the next net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.
The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Portfolio*	Dividends	Capital Gains*
Total Return Bond Intermediate Term Bond Mortgage-Backed Securities	Declared daily, paid monthly	Declared and paid annually
Large Cap Growth Large Cap Value Small Cap Growth Small Cap Value International Equity	Declared and paid annually	Declared and paid annually
*Under certain circumstances, a Portfolio may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.
TAX ISSUES
Form 1099
Every year you will receive a Form 1099 which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of a Portfolio as part of a qualified or tax-deferred plan or account. If you do own shares of a Portfolio as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Portfolio distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Effective January 1, 2012, mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The new cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The new cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes

If federal tax law requires you to provide a Portfolio with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 28 percent of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.
70	The TARGET Portfolio Trust

If You Purchase on or before a Record Date
If you buy shares of a Portfolio on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Portfolio decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Portfolio also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Investments mutual funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Portfolio for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. The maximum capital gains tax rate is generally 15% for individuals with incomes below $400,000 ($450,000 if married filing jointly) and 20% for any income above those amounts that is long-term capital gain.

If you sell shares of a Portfolio at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Portfolio and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.
Exchanging your shares of a Portfolio for the shares of another Prudential Investments mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Portfolio shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
Visit our website at www.prudentialfunds.com	71

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST
HOW TO BUY SHARES
Opening an Account: Class T Shares
Class T shares of the Portfolios are offered to a limited group of investors which include banks, trust companies, group retirement plans and certain investment advisory services and fee-based programs that are held through omnibus level accounts. Class T shares may also be offered to certain investors not held through omnibus level accounts.
Class T shares do not require an investor to pay an initial sales charge or contingent deferred sales charge, nor are they subject to any distribution and service (12b-1) fees. Class T shares do not have a stated minimum purchase amount.
To purchase Class T shares of the Portfolios, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Class T shares of the Portfolios.
With certain limited exceptions, Class T shares of the Portfolios are available only to U.S. citizens or residents.
Opening an Account: Class R Shares
Class R shares are available only to a limited group of investors. If Prudential Retirement is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions regarding how to purchase shares. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans or IRAs should contact their broker-dealer, financial intermediary or financial adviser with any questions regarding how to purchase Class R shares.
To purchase Class R shares of a Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Class R shares of a Portfolio. You must pay for Class R shares of a Portfolio by check made payable to the broker-dealer, financial intermediary or financial adviser or affiliate that clears securities transactions through such party on a fully disclosed basis. If you already have an account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Class R shares of a Portfolio, you can pay for the Class R shares of a Portfolio by using free credit cash balances in your account or through the sale of money market fund shares held in your account.
With certain limited exceptions, Class R shares of each Portfolio are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.
Qualifying for Class R Shares
Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, other defined contribution plans and (ii) IRAs that are held on the books of a Portfolio through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans or IRAs should contact their financial intermediary with any questions regarding availability of Class R shares.
Opening an Account: Class Q Shares
Class Q shares of the International Equity Portfolio are offered to a limited group of investors which include group retirement plans and certain other types of investors that meet select criteria.
72	The TARGET Portfolio Trust

Class Q shares do not require an investor to pay an initial sales charge or contingent deferred sales charge. In addition, they have no 12b-1 distribution or service fee and only a minimal transfer agency fee.
To purchase Class Q shares of the International Equity Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Class Q shares of the Portfolio.
With certain limited exceptions, Class Q shares of the International Equity Portfolio are available only to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.
Qualifying for Class Q Shares
Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Q shares. The availability of Class Q shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan.
Other Types of Investors. The following investors may also purchase Class Q shares: (i) Prudential funds, including Prudential fund-of-funds, and (ii) Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount).
How Financial Services Firms are Compensated for Selling Portfolio Shares
Shares of the Target Portfolio Trust are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Portfolios directly to the public, but instead markets and sells the Portfolios through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as “financial services firms.” Each Portfolio is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual Portfolio to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of shares of a particular Portfolio from front-end sales charges, if any, paid by Portfolio shareholders and from fees paid to the Distributor by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the shares of the Portfolio some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Portfolio. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial services firms and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial services firms as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial services firms from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Portfolio, without additional direct or indirect cost to the Portfolio or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Portfolio shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.
Visit our website at www.prudentialfunds.com	73

Revenue sharing arrangements are intended to foster the sale of Portfolio shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Portfolio shares. In exchange for revenue sharing payments, the Portfolio generally expects to receive the opportunity for the Portfolio to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Portfolios, the Manager and Distributor benefit from the increase in Portfolio assets as a result of the management and distribution fees they receive from the Portfolios, respectively. Increased sales of Portfolio shares also may benefit shareholders, since an increase in Portfolio assets may allow a Portfolio to expand its investment opportunities, and increased Portfolio assets may result in reduced Portfolio operating expenses.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Portfolios to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Portfolio shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.
It is likely that financial services firms that execute portfolio transactions for the Portfolios will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Portfolio shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios. The Manager and certain of its affiliates will not use Portfolio brokerage as any part of revenue sharing payments to financial services firms.
Revenue sharing payments are usually calculated based on a percentage of Portfolio sales and/or Portfolio assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Portfolio assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Portfolio shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a Portfolio on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Portfolio to you for details about any payments the financial services firm may receive from the Manager and/or certain of its affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Portfolio. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Portfolios may pay to financial services firms as described above, and the fees the Portfolios pay to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Portfolios with financial services firms pursuant to which the Portfolio will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting
74	The TARGET Portfolio Trust

services encompass activities that reduce the burden of record-keeping to the Portfolios. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Portfolios. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC).
These payments, as discussed above, are paid out of Portfolio assets and generally based on either (1) a percentage of the average daily net assets of Portfolio shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.
In addition, the Portfolios reimburse the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Portfolios and their shareholders. These administrative services provided by NSCC to the Portfolios and their shareholders include transaction processing and settlement through Portfolio/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Portfolios and their shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
Anti-Money Laundering
In accordance with federal law, the Trust has adopted policies designed to deter money laundering. Under the policies, the Trust will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Trust will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Trust has also appointed an Anti-Money Laundering Compliance Officer to oversee the Trust’s anti-money laundering policies.
Understanding the Price You'll Pay
The price you pay for each share of a Portfolio is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Portfolio XYZ (minus its liabilities) is $1,000 and there are 100 shares of Portfolio XYZ owned by shareholders, the value of one share of the Portfolio—or the NAV—is $10 ($1,000 divided by 100).
Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Portfolio XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of Portfolio XYZ's other holdings remains the same and expenses don't change, the NAV of Portfolio XYZ will increase.
Each Portfolio’s NAV will be determined every day on which the Portfolio is open as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 pm Eastern time). Each Portfolio’s portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Portfolio that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
Visit our website at www.prudentialfunds.com	75

If a Portfolio determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Portfolio or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Portfolio’s NAV is determined, the Portfolio may use “fair value pricing,” which is implemented by a valuation committee (Valuation Committee) consisting of representatives of the Manager and subadviser or by the Board. In addition, the Portfolio may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (or subadviser), does not represent fair value. Securities that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor, if it is determined that market quotations from those non-U.S. markets are not reliable, based on market movements after the close of the relevant non-U.S. markets.
With respect to any portion of a Portfolio’s assets that are invested in one or more open-end investment companies, the Portfolio's NAV will be calculated based upon the NAV of the investment company in which the Portfolio invests.
Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's quoted or published price. If the Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price.
Fair value pricing procedures are designed to result in prices for each Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio’s NAV by short-term traders.
Non-U.S. securities markets are open for trading on weekends and other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio’s shares may change on days when you will not be able to price or redeem the Portfolio’s shares.
What Price Will You Pay for Shares of a Portfolio? You will pay the NAV next determined after we receive your order to purchase. Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00p.m. Eastern time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.
Additional Shareholder Services
As a Class T or Class R shareholder of a Portfolio, you can take advantage of the following services and privileges:
Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each Portfolio at net asset value per share on the payment date, unless the Trustees determine otherwise. An investor may notify his or her broker or the Transfer Agent in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions paid in cash rather than reinvested. However, dividends of less than $10.00 will not be paid out in cash but will be automatically reinvested into your account. Shareholders investing through Plan accounts cannot elect to receive dividends and distributions in cash.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.
76	The TARGET Portfolio Trust

As a Class R shareholder of a Portfolio, you also can take advantage of the following services and privileges:
Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
All shareholders of the Trust can take advantage of the following services and privileges:
Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Portfolios. To reduce expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise.
HOW TO SELL YOUR SHARES
You can sell your shares of the Trust for cash (in the form of a check) at any time, subject to certain restrictions, by contacting your financial adviser or registered representative.
When you sell shares of a Portfolio—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker (as applicable) receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., Eastern time, to process the sale on that day. In the event that trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.
Generally, we will pay you for the shares that you sell within seven days after receiving your sell order. If you are selling shares you recently purchased with a check, we may delay sending you the sale proceeds until your check clears, which can take up to 7 days from the purchase date.
Restrictions on Sales
There are certain times when you may not be able to sell shares of the Portfolios, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when a Portfolio can't determine the value of its assets or sell its holdings. For more information, see the SAI.
Small Accounts
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares and close your account. We could do this to minimize the Portfolios' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this actions.
Involuntary sales do not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.
Redemption in Kind
If the sales of Portfolio shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Portfolio's net assets, we can then give you securities from the Portfolio's portfolio instead of cash. If you want to sell the securities you received for cash, you would have to pay the costs charged by a broker.
Visit our website at www.prudentialfunds.com	77

HOW TO EXCHANGE YOUR SHARES
If you own Class T shares of a Portfolio, you can exchange your Class T shares in a Portfolio for Class T shares in another Portfolio of the Trust without payment of any exchange fee, but you may not exchange your Class T shares of a Portfolio for shares of other mutual funds sponsored by Prudential. If you own Class T Portfolio shares through a program (such as a wrap program that offers additional mutual funds), you also may be able to buy or sell Portfolio shares through the program you have chosen.
Class R shares of a Portfolio may be exchanged without payment of any exchange fee for Class R shares of another Portfolio or a Prudential Investments Fund at their respective net asset values. If you wish to use the exchange privilege, contact your registered representative. We may change the terms of the exchange privilege after giving you 60 days' notice.
Class Q shares of a Portfolio may be exchanged without payment of any exchange fee for Class Q shares of another Portfolio or a Prudential Investments Fund at their respective net asset values. If you wish to use the exchange privilege, contact your registered representative. We may change the terms of the exchange privilege after giving you 60 days' notice.
Remember, as we explained in the section entitled “Portfolio Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares see the SAI.
Frequent Purchases and Redemptions of Portfolio Shares
The Portfolios seeks to prevent patterns of frequent purchases and redemptions of Portfolio shares by its shareholders. Frequent purchases and sales of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Portfolio's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, if a Portfolio is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Portfolio shares held by other shareholders. Portfolios that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit portfolio share prices that may be based on closing prices of foreign securities established some time before the portfolio calculates its own share price. Portfolios that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by shareholders. In an effort to prevent such practices, the Trust's Transfer Agent monitors trading activity on a daily basis. The Trust has implemented a trading policy that limits the number of times a shareholder may purchase Portfolio shares or exchange into a Portfolio and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Trust's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Portfolio shareholders. The CCO has defined frequent trading as one or more round–trip transactions in shares of a Portfolio within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Trust’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Portfolio in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

78	The TARGET Portfolio Trust

The Trust reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Portfolios by a shareholder who has violated this policy. Moreover, the Trust may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Portfolio. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 90-day period. If a purchase into the Trust is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Trust is offered to qualified plans on an omnibus basis or if Trust shares may be purchased through other omnibus arrangements such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Trust only aggregate orders combining the transactions of many beneficial owners. The Trust itself generally cannot monitor trading by particular beneficial owners. The Trust communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Trust through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Trust. If necessary, the Trust may be removed from a particular Intermediary's platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent such trading, there is no guarantee that the Trust, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Trust does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
Visit our website at www.prudentialfunds.com	79

FINANCIAL HIGHLIGHTS
Introduction

The financial highlights will help you evaluate each Portfolio’s financial performance for the fiscal years ended October 31, 2012, 2011, 2010, 2009 and 2008.The total return in each chart represents the rate that a shareholder would have earned on an investment in the Portfolio, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.
A copy of the Portfolios’ annual report, along with the Portfolios’ audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.
The financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

80	The TARGET Portfolio Trust

large cap growth portfolio

Class T
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009	2008(b)
Per Share Operating Performance:
Net asset value, beginning of year	$13.70	$12.86	$10.93	$10.19	$17.55
Income (loss) from investment operations
Net investment income	.06	.06	.05	.10	.13
Net realized and unrealized gain (loss) on investments	1.16	.82	1.97	.76	(6.47)
Total from investment operations	1.22	.88	2.02	.86	(6.34)
Less dividends and distributions
Dividends from net investment income	(.05)	(.04)	(.09)	(.12)	(.07)
Distributions from net realized gains	–	–	–	–	(.95)
Total dividends and distributions	(.05)	(.04)	(.09)	(.12)	(1.02)
Net asset value, end of year	$14.87	$13.70	$12.86	$10.93	$10.19
Total Return(a)	8.92%	6.83%	18.55%	8.64%	(38.14)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$81,456	$92,149	$110,550	$124,122	$150,428
Average net assets (000)	$87,434	$102,690	$116,806	$123,629	$237,628
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.82%	.84%	.83%	.86%	.74%
Expenses, excluding distribution and service (12b-1) fees	.82%	.84%	.83%	.86%	.74%
Net investment income	.44%	.44%	.45%	.84%	.91%
Portfolio turnover rate	70%	97%	171%	243%	101%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) Does not include expenses of the underlying fund in which the Portfolio invests.

Visit our website at www.prudentialfunds.com	81

Class R
	Year Ended October 31,
	2012(d)	2011(d)	2010(d)	2009	2008(d)
Per Share Operating Performance:
Net asset value, beginning of year	$13.56	$12.76	$10.85	$10.11	$17.46
Income (loss) from investment operations
Net investment income (loss)	(.01)	(.01)	(.01)	.05	.05
Net realized and unrealized gain (loss) on investments	1.15	.81	1.96	.76	(6.43)
Total from investment operations	1.14	.80	1.95	.81	(6.38)
Less dividends and distributions
Dividends from net investment income	–	–	(.04)	(.07)	(.02)
Distributions from net realized gains	–	–	–	–	(.95)
Total dividends and distributions	–	–	(.04)	(.07)	(.97)
Net asset value, end of year	$14.70	$13.56	$12.76	$10.85	$10.11
Total Return(a)	8.41%	6.27%	17.99%	8.13%	(38.48)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$128,828	$112,255	$99,676	$70,097	$48,348
Average net assets (000)	$121,998	$109,325	$84,636	$54,036	$46,321
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees(b)	1.32%	1.34%	1.33%	1.36%	1.24%
Expenses, excluding distribution and service (12b-1) fees	.82%	.84%	.83%	.86%	.74%
Net investment income (loss)	(.07)%	(.08)%	(.08)%	.28%	.35%
Portfolio turnover rate	70%	97%	171%	243%	101%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(c) Does not include expenses of the underlying fund in which the Portfolio invests.
(d) Calculated based upon average shares outstanding during the year.

82	The TARGET Portfolio Trust

large cap value portfolio

Class T
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net asset value, beginning of year	$9.97	$9.78	$8.83	$8.82	$16.31
Income (loss) from investment operations
Net investment income	.21	.18	.16	.20	.30
Net realized and unrealized gain (loss) on investments	1.14	.18	.98	.12	(6.33)
Total from investment operations	1.35	.36	1.14	.32	(6.03)
Less dividends and distributions
Dividends from net investment income	(.20)	(.17)	(.19)	(.31)	(.30)
Distributions from net realized gains	–	–	–	–	(1.16)
Total dividends and distributions	(.20)	(.17)	(.19)	(.31)	(1.46)
Net asset value, end of year	$11.12	$9.97	$9.78	$8.83	$8.82
Total Return(a)	13.86%	3.62%	13.00%	4.15%	(40.29)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$81,281	$87,171	$109,097	$128,187	$168,217
Average net assets (000)	$84,322	$99,621	$119,520	$129,379	$279,413
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.81%	.83%	.81%	.83%	.71%
Expenses, excluding distribution and service (12b-1) fees	.81%	.83%	.81%	.83%	.71%
Net investment income	2.03%	1.80%	1.74%	2.64%	2.40%
Portfolio turnover rate	75%	43%	32%	104%	77%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) Does not include expenses of the underlying fund in which the Portfolio invests.

Visit our website at www.prudentialfunds.com	83

Class R
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net asset value, beginning of year	$9.92	$9.73	$8.79	$8.78	$16.24
Income (loss) from investment operations
Net investment income	.16	.13	.11	.15	.23
Net realized and unrealized gain (loss) on investments	1.13	.18	.98	.13	(6.31)
Total from investment operations	1.29	.31	1.09	.28	(6.08)
Less dividends and distributions
Dividends from net investment income	(.15)	(.12)	(.15)	(.27)	(.22)
Distributions from net realized gains	–	–	–	–	(1.16)
Total dividends and distributions	(.15)	(.12)	(.15)	(.27)	(1.38)
Net asset value, end of year	$11.06	$9.92	$9.73	$8.79	$8.78
Total Return(a)	13.23%	3.19%	12.45%	3.59%	(40.60)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$132,434	$113,434	$97,308	$70,291	$46,778
Average net assets (000)	$121,917	$108,407	$84,613	$53,491	$46,282
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees(d)	1.31%	1.33%	1.31%	1.33%	1.21%
Expenses, excluding distribution and service (12b-1) fees	.81%	.83%	.81%	.83%	.71%
Net investment income	1.53%	1.30%	1.21%	1.96%	1.90%
Portfolio turnover rate	75%	43%	32%	104%	77%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) Does not include expenses of the underlying fund in which the Portfolio invests.
(d) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

84	The TARGET Portfolio Trust

small cap growth portfolio

Class T
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$11.24	$9.84	$7.82	$7.25	$13.82
Income (loss) from investment operations
Net investment income (loss)	(.04)	(.02)	(.01)	(.02)	.02
Net realized and unrealized gain (loss) on investments	.70	1.42	2.03	.60	(6.59)
Total from investment operations	.66	1.40	2.02	.58	(6.57)
Less dividends from net investment income	–	–	–	(.01)	–
Capital contributions(d)	–	–	–(c)	–	–
Net asset value, end of year	$11.90	$11.24	$9.84	$7.82	$7.25
Total Return(a)	5.87%	14.23%	25.83%	8.06%	(47.54)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,110	$43,838	$51,777	$52,671	$58,235
Average net assets (000)	$40,486	$50,339	$53,128	$51,109	$97,771
Ratios to average net assets(b)
Expenses, including distribution and service (12b-1) fees	.92%	.94%	.96%	1.02%	.80%
Expenses, excluding distribution and service (12b-1) fees	.92%	.94%	.96%	1.02%	.80%
Net investment income (loss)	(.44)%	(.29)%	(.18)%	(.26)%	.17%
Portfolio turnover rate	71%	92%	64%	92%	223%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Less than $0.005 per share.
(d) The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

Visit our website at www.prudentialfunds.com	85

Class R
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$10.97	$9.66	$7.71	$7.17	$13.73
Income (loss) from investment operations
Net investment loss	(.09)	(.07)	(.05)	(.04)	(.03)
Net realized and unrealized gain (loss) on investments	.68	1.38	2.00	.58	(6.53)
Total from investment operations	.59	1.31	1.95	.54	(6.56)
Capital contributions(e)	–	–	–(d)	–	–
Net asset value, end of year	$11.56	$10.97	$9.66	$7.71	$7.17
Total Return(a)	5.38%	13.56%	25.29%	7.53%	(47.78)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$62,731	$52,325	$41,025	$28,129	$18,607
Average net assets (000)	$57,399	$47,547	$35,238	$22,037	$18,762
Ratios to average net assets(b)
Expenses, including distribution and service (12b-1) fees(c)	1.42%	1.44%	1.46%	1.52%	1.30%
Expenses, excluding distribution and service (12b-1) fees	.92%	.94%	.96%	1.02%	.80%
Net investment loss	(.93)%	(.80)%	(.72)%	(.77)%	(.39)%
Portfolio turnover rate	71%	92%	64%	92%	223%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(d) Less than $0.005 per share.
(e) The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

86	The TARGET Portfolio Trust

sMALL CAP VALUE PORTFOLIO

Class T
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008
Per Share Operating Performance:
Net asset value, beginning of year	$20.33	$18.95	$15.51	$14.21	$22.00
Income (loss) from investment operations
Net investment income	.29	.22	.19	.20	.23
Net realized and unrealized gain (loss) on investments	1.67	1.34	3.45	1.41	(6.53)
Total from investment operations	1.96	1.56	3.64	1.61	(6.30)
Less dividends and distributions
Dividends from net investment income	(.24)	(.18)	(.20)	(.23)	(.28)
Distributions from net realized gains	(.66)	–	–	(.08)	(1.21)
Total dividends and distributions	(.90)	(.18)	(.20)	(.31)	(1.49)
Net asset value, end of year	$21.39	$20.33	$18.95	$15.51	$14.21
Total Return(a)	10.11%	8.22%	23.64%	11.82%	(30.23)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,079,475	$890,245	$800,761	$538,202	$374,101
Average net assets (000)	$1,000,086	$872,587	$674,452	$439,058	$414,364
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.68%	.71%	.76%	.80%	.80%
Expenses, excluding distribution and service (12b-1) fees	.68%	.71%	.76%	.80%	.80%
Net investment income	1.42%	1.06%	1.07%	1.46%	1.38%
Portfolio turnover rate	37%	44%	33%	48%	54%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) Does not include expenses of the underlying fund in which the Portfolio invests.

Visit our website at www.prudentialfunds.com	87

Class R
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008
Per Share Operating Performance:
Net asset value, beginning of year	$20.17	$18.80	$15.41	$14.10	$21.90
Income (loss) from investment operations
Net investment income	.19	.11	.10	.13	.16
Net realized and unrealized gain (loss) on investments	1.65	1.35	3.41	1.42	(6.52)
Total from investment operations	1.84	1.46	3.51	1.55	(6.36)
Less dividends and distributions
Dividends from net investment income	(.14)	(.09)	(.12)	(.16)	(.23)
Distributions from net realized gains	(.66)	–	–	(.08)	(1.21)
Total dividends and distributions	(.80)	(.09)	(.12)	(.24)	(1.44)
Net asset value, end of year	$21.21	$20.17	$18.80	$15.41	$14.10
Total Return(a)	9.51%	7.75%	22.93%	11.37%	(30.57)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$84,483	$69,790	$52,587	$33,574	$22,660
Average net assets (000)	$76,205	$63,352	$43,680	$26,425	$22,626
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees(d)	1.18%	1.21%	1.26%	1.30%	1.30%
Expenses, excluding distribution and service (12b-1) fees	.68%	.71%	.76%	.80%	.80%
Net investment income	.92%	.55%	.57%	.96%	.89%
Portfolio turnover rate	37%	44%	33%	48%	54%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) Does not include expenses of the underlying fund in which the Portfolio invests.
(d) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

88	The TARGET Portfolio Trust

INTERNATIONAL EQUITY PORTFOLIO

Class T
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net asset value, beginning of year	$11.08	$11.90	$10.83	$9.03	$20.13
Income (loss) from investment operations
Net investment income	.26	.30	.19	.17	.36
Net realized and unrealized gain (loss) on investments	.32	(.93)	1.01	2.10	(8.86)
Total from investment operations	.58	(.63)	1.20	2.27	(8.50)
Less dividends and distributions
Dividends from net investment income	(.25)	(.19)	(.16)	(.47)	(.41)
Distributions from net realized gains	–	–	–	–	(2.19)
Total dividends and distributions	(.25)	(.19)	(.16)	(.47)	(2.60)
Capital contributions(d)	–	–	.03	–	–
Net asset value, end of year	$11.41	$11.08	$11.90	$10.83	$9.03
Total Return(a)	5.52%	(5.36)%	11.45%	26.84%	(47.99)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$65,450	$74,592	$98,978	$119,006	$123,970
Average net assets (000)	$67,572	$112,082	$106,108	$110,053	$218,670
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.95%	.98%	1.04%	1.01%	.83%
Expenses, excluding distribution and service (12b-1) fees	.95%	.98%	1.04%	1.01%	.83%
Net investment income	2.39%	2.47%	1.75%	1.94%	2.49%
Portfolio turnover rate	16%	19%	41%	38%	30%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) Does not include expenses of the underlying fund in which the Portfolio invests.
(d) The Portfolio received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

Visit our website at www.prudentialfunds.com	89

Class R
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net asset value, beginning of year	$11.02	$11.84	$10.78	$8.99	$20.04
Income (loss) from investment operations
Net investment income	.21	.22	.14	.13	.29
Net realized and unrealized gain (loss) on investments	.32	(.90)	1.00	2.08	(8.84)
Total from investment operations	.53	(.68)	1.14	2.21	(8.55)
Less dividends and distributions
Dividends from net investment income	(.19)	(.14)	(.11)	(.42)	(.31)
Distributions from net realized gains	–	–	–	–	(2.19)
Total dividends and distributions	(.19)	(.14)	(.11)	(.42)	(2.50)
Capital contributions(e)	–	–	.03	–	–
Net asset value, end of year	$11.36	$11.02	$11.84	$10.78	$8.99
Total Return(a)	5.01%	(5.84)%	10.93%	26.13%	(48.30)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$148,857	$108,715	$79,234	$57,184	$35,482
Average net assets (000)	$125,953	$93,879	$68,032	$43,233	$36,790
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees(d)	1.45%	1.48%	1.54%	1.51%	1.33%
Expenses, excluding distribution and service (12b-1) fees	.95%	.98%	1.04%	1.01%	.83%
Net investment income	1.91%	1.87%	1.29%	1.46%	2.12%
Portfolio turnover rate	16%	19%	41%	38%	30%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) Does not include expenses of the underlying fund in which the Portfolio invests.
(d) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(e) The Portfolio received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

90	The TARGET Portfolio Trust

Class Q
	Year Ended October 31, 2012(e)	March 1, 2011(b), through October 31, 2011(e)
Per Share Operating Performance:
Net asset value, beginning of period	$11.10	$12.56
Income (loss) from investment operations
Net investment income	.27	.26
Net realized and unrealized gain (loss) on investments	.32	(1.72)
Total from investment operations	.59	(1.46)
Less dividends and distributions
Dividends from net investment income	(.27)	–
Distributions from net realized gains	–	–
Total dividends and distributions	(.27)	–
Net asset value, end of period	$11.42	$11.10
Total Return(a)	5.60%	(11.62)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$120,574	$108,378
Average net assets (000)	$110,908	$94,827
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	.84%	.87%(c)
Expenses, excluding distribution and service (12b-1) fees	.84%	.87%(c)
Net investment income	2.51%	3.21%(c)
Portfolio turnover rate	16%	19%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Commencement of offering.
(c) Annualized.
(d) Not Annualized.
(e) Calculated based upon average shares outstanding during the period.
(f) Does not include expenses of the underlying fund in which the Portfolio invests.
Visit our website at www.prudentialfunds.com	91

TOTAL RETURN BOND PORTFOLIO

Class T
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$11.02	$11.42	$11.01	$9.93	$10.60
Income (loss) from investment operations
Net investment income	.28	.33	.36	.47	.53
Net realized and unrealized gain (loss) on investments	.59	(.04)	.68	1.84	(.68)
Total from investment operations	.87	.29	1.04	2.31	(.15)
Less dividends and distributions
Dividends from net investment income	(.29)	(.33)	(.36)	(.68)	(.52)
Distributions from net realized gains	–	(.36)	(.27)	(.55)	–
Total dividends and distributions	(.29)	(.69)	(.63)	(1.23)	(.52)
Capital contributions(e)	–	–	–(d)	–	–
Net asset value, end of year	$11.60	$11.02	$11.42	$11.01	$9.93
Total Return(a)	8.01%	2.76%	9.82%	25.15%	(1.71)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$267,095	$254,598	$266,960	$217,784	$194,970
Average net assets (000)	$260,059	$249,230	$242,590	$198,247	$206,986
Ratios to average net assets(b)
Expenses, including distribution and service (12b-1) fees	.63%	.65%	.67%	.82%(c)	.73%
Expenses, excluding distribution and service (12b-1) fees	.63%	.65%	.67%	.82%(c)	.73%
Net investment income	2.46%	2.99%	3.28%	4.71%	4.86%
Portfolio turnover rate	308%	243%	369%	657%	697%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) The annualized expense ratio without interest expense would have been .80% for the year ended October 31, 2009.
(d) Less than $0.005 per share.
(e) The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

92	The TARGET Portfolio Trust

Class R
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$10.94	$11.34	$10.93	$9.86	$10.54
Income (loss) from investment operations
Net investment income	.21	.26	.30	.42	.46
Net realized and unrealized gain (loss) on investments	.59	(.03)	.68	1.82	(.68)
Total from investment operations	.80	.23	.98	2.24	(.22)
Less dividends and distributions
Dividends from net investment income	(.23)	(.27)	(.30)	(.62)	(.46)
Distributions from net realized gains	–	(.36)	(.27)	(.55)	–
Total dividends and distributions	(.23)	(.63)	(.57)	(1.17)	(.46)
Capital contributions(g)	–	–	–(f)	–	–
Net asset value, end of year	$11.51	$10.94	$11.34	$10.93	$9.86
Total Return(a)	7.42%	2.24%	9.33%	24.57%	(2.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$181,334	$127,837	$102,992	$71,457	$53,218
Average net assets (000)	$154,728	$117,927	$86,806	$56,103	$42,474
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees(b)	1.13%	1.15%	1.17%	1.32%(d)	1.23%
Expenses, excluding distribution and service (12b-1) fees	.63%	.65%	.67%	.82%(e)	.73%
Net investment income	1.92%	2.50%	2.79%	4.20%	4.39%
Portfolio turnover rate	308%	243%	369%	657%	697%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(c) Does not include expenses of the underlying fund in which the Portfolio invests.
(d) The annualized expense ratio without interest expense would have been 1.30% for the year ended October 31, 2009.
(e) The annualized expense ratio without interest expense would have been .80% for the year ended October 31, 2009.
(f) Less than $0.005 per share.
(g) The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

Visit our website at www.prudentialfunds.com	93

INTERMEDIATE-TERM BOND PORTFOLIO

Class T
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$10.50	$10.96	$10.85	$10.27	$10.25
Income (loss) from investment operations
Net investment income	.27	.27	.27	.36	.44
Net realized and unrealized gain on investments	.56	–(b)	.66	1.27	.08
Total from investment operations	.83	.27	.93	1.63	.52
Less dividends and distributions
Dividends from net investment income	(.42)	(.36)	(.28)	(.42)	(.50)
Distributions from net realized gains	(.06)	(.37)	(.54)	(.63)	–
Total dividends and distributions	(.48)	(.73)	(.82)	(1.05)	(.50)
Capital contributions(e)	–	–	–(b)	–	–
Net asset value, end of year	$10.85	$10.50	$10.96	$10.85	$10.27
Total Return(a)	8.13%	2.70%	9.07%	17.01%	5.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$169,193	$182,371	$248,817	$245,517	$204,548
Average net assets (000)	$177,149	$210,348	$247,716	$218,911	$227,475
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.66%	.66%	.66%(d)	.74%(d)	.60%
Expenses, excluding distribution and service (12b-1) fees	.66%	.66%	.66%(d)	.74%(d)	.60%
Net investment income	2.50%	2.61%	2.53%	3.47%	4.21%
Portfolio turnover rate	175%	392%	938%	527%	395%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Less than $0.005 per share.

(c) Does not include expenses of the underlying fund in which the Portfolio invests.
(d) The annualized expense ratio without interest expense would have been .64% and .69%, respectively, for the years ended October 31, 2010 and 2009.
(e) The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

94	The TARGET Portfolio Trust

MORTGAGE-BACKED SECURITIES PORTFOLIO

Class T
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$10.68	$10.60	$9.96	$9.26	$9.95
Income (loss) from investment operations
Net investment income	.29	.49	.54	.70	.63
Net realized and unrealized gain (loss) on investments	.20	.05	.64	.74	(.66)
Total from investment operations	.49	.54	1.18	1.44	(.03)
Less dividends from net investment income	(.34)	(.46)	(.54)	(.74)	(.66)
Net asset value, end of year	$10.83	$10.68	$10.60	$9.96	$9.26
Total Return(a)	4.64%	5.26%	12.13%	16.20%	(.36)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$43,605	$35,281	$36,157	$41,112	$51,368
Average net assets (000)	$42,171	$34,208	$38,594	$44,081	$64,999
Ratios to average net assets(c)
Expenses, including distribution and service (12b-1) fees	.93%	1.03%	.88%(b)	1.07%(b)	1.94%(b)
Expenses, excluding distribution and service (12b-1) fees	.93%	1.03%	.88%(b)	1.07%(b)	1.94%(b)
Net investment income	2.70%	4.65%	5.23%	7.35%	6.34%
Portfolio turnover rate(d)	847%	670%	646%	425%	338%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) The annualized expense ratio without interest expense would have been .87%, .79%, and .70%, respectively, for the years ended October 31, 2010, 2009, and 2008.
(c) Does not include expenses of the underlying fund in which the Portfolio invests.
(d) The Portfolio accounts for mortgage dollar rolls transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

Visit our website at www.prudentialfunds.com	95

GLOSSARY
PORTFOLIO INDEXES

Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how U.S. investment grade bonds have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of these expenses. Source: Barclays.
Barclays Intermediate Government/Credit Bond Index. The Barclays Intermediate Government/Credit Bond Index is an unmanaged index of publicly traded U.S. government bonds and investment grade corporate bonds with maturities of up to 10 years which gives a broad look at how intermediate-term bonds have performed. These returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses. Source: Lipper Inc.
Barclays Mortgage-Backed Securities Index. The Barclays Mortgage-Backed Securities Index is a market capitalization-weighted index of 15-year and 30-year fixed-rate securities backed by GNMA, FNMA and FHMLC mortgage pools and balloon mortgages with fixed-rate coupons. These returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses. Source: Bloomberg, L.P.

Citigroup Mortgage-Backed Securities Index. The Citigroup Mortgage-Backed Securities Index is an unmanaged index of 15- and 30-year mortgage-related securities issued by U.S. Government agencies. The index gives a broad look at how mortgage-backed securities have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses. Source: Bloomberg, L.P.

MSCI EAFE® ND Index. The Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia and the Far East. The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. Source: Lipper Inc.

Russell 2000 Index. The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how the stock prices of smaller companies have performed. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. Source: Lipper Inc.
Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. Source: Lipper Inc.
Russell 1000 Value Index. The Russell 1000 Value Index is an unmanaged index which contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. Source: Russell Investments.
96	The TARGET Portfolio Trust

Russell 1000 Growth Index. The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. Source: Lipper Inc.
Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index which contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this Index generally have higher price-to-book and price-to-earnings ratios. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. Source: Lipper Inc.
Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. Source: Standard & Poor's Corporation.
Lipper Averages:
■	Large Cap Growth Portfolio. The Lipper Average is based on the average returns of all mutual funds in the Lipper Large-Cap Growth Funds category. Source: Lipper Inc.
■	Large Cap Value Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Value Funds category. Source: Lipper Inc.
■	Small Cap Growth Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Growth Funds category. Source: Lipper Inc.

■	Small Cap Value Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Core Funds category and Lipper Small-Cap Value Funds category. Source: Lipper Inc.
■	International Equity Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper International Multi-Cap Core Funds category and the Lipper Customized Blend Funds category. The Lipper Customized Blend Funds Average is a 50/50 blend of the Lipper International Multi-Cap Core Funds and Lipper International Large-Cap Core Funds Averages. Source: Lipper Inc.

■	Total Return Bond Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper Corporate Debt Funds BBB-Rated category. Source: Lipper Inc.
■	Intermediate Term Bond Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper Intermediate Investment-Grade Debt Funds category. Source: Lipper Inc.
■	Mortgage-Backed Securities Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Mortgage Funds category. Source: Lipper Inc.
Note: Lipper Averages do not include the effect of any sales charges or taxes. Returns would be lower if sales charges or taxes were reflected.
Visit our website at www.prudentialfunds.com	97

This page intentionally left blank

This page intentionally left blank

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■ MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ■ WEBSITE www.prudentialfunds.com	■ TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)
■ E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
■ MAIL Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, DC 20549-1520 ■ ELECTRONIC REQUEST publicinfo@sec.gov	■ IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 ■ VIA THE INTERNET on the EDGAR Database at www.sec.gov
The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■ SEMI-ANNUAL REPORT	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
The TARGET Portfolio Trust		NASDAQ	CUSIP
Large Capitalization Growth	Class T	TALGX	875921207
	Class R	TLCRX	875921868
Large Capitalization Value	Class T	TALVX	875921108
	Class R	TLVRX	875921850
Small Capitalization Growth	Class T	TASGX	875921405
	Class R	TSCRX	875921835
Small Capitalization Value	Class T	TASVX	875921306
	Class R	TSVRX	875921843
International Equity	Class T	TAIEX	875921504
	Class R	TEQRX	875921827
	Class Q	TIEQX	875921793
Total Return Bond	Class T	TATBX	875921884
	Class R	TTBRX	875921819
Intermediate-Term Bond	Class T	TAIBX	875921801
Mortgaged Backed Securities	Class T	TGMBX	875921702
TMF158STAT The Portfolios' Investment Company Act File No. 811-07064

PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
The Target Portfolio Trust
STATEMENT OF ADDITIONAL INFORMATION • February 15, 2013

This Statement of Additional Information (SAI) of The Target Portfolio Trust (the “Trust”) is not a prospectus and should be read in conjunction with the Prospectus of the Portfolios that comprise the Trust (each, a “ Portfolio” and collectively, the “Portfolios”) dated February 15, 2013. The Prospectus can be obtained, without charge, by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940. The Portfolios which comprise the Trust are listed on this page. This SAI has been incorporated by reference into the Trust’s current Prospectus.
The Trust's audited financial statements are incorporated into this SAI by reference to the Trust’s 2012 Annual Report (File No. 811-7064). You may request a copy of the Annual Report at no charge by calling (800) 225-1852 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

TARGET LARGE CAPITALIZATION GROWTH PORTFOLIO
SHARE CLASS	T	R
NASDAQ	TALGX	TLCRX
TARGET LARGE CAPITALIZATION VALUE PORTFOLIO
SHARE CLASS	T	R
NASDAQ	TALVX	TLVRX
TARGET SMALL CAPITALIZATION GROWTH PORTFOLIO
SHARE CLASS	T	R
NASDAQ	TASGX	TSCRX
TARGET SMALL CAPITALIZATION VALUE PORTFOLIO
SHARE CLASS	T	R
NASDAQ	TASVX	TSVRX
TARGET INTERNATIONAL EQUITY PORTFOLIO
SHARE CLASS	T	R	Q
NASDAQ	TAIEX	TEQRX	TIEQX
TARGET TOTAL RETURN BOND PORTFOLIO
SHARE CLASS	T	R
NASDAQ	TATBX	TTBRX
TARGET INTERMEDIATE-TERM BOND PORTFOLIO
SHARE CLASS	T
NASDAQ	TAIBX
TARGET MORTGAGE-BACKED SECURITIES PORTFOLIO
SHARE CLASS	T
NASDAQ	TGMBX
TMF158B

3	PART I
3	INTRODUCTION
3	GLOSSARY
4	FUND CLASSIFICATION, INVESTMENT objectives & POLICIES
5	INVESTMENT RISKS AND CONSIDERATIONS
33	INVESTMENT RESTRICTIONS
35	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
41	MANAGEMENT & ADVISORY ARRANGEMENTS
61	OTHER SERVICE PROVIDERS
62	DISTRIBUTION OF FUND SHARES
65	COMPUTATION OF OFFERING PRICE PER SHARE
66	PORTFOLIO TRANSACTIONS & BROKERAGE
69	ADDITIONAL INFORMATION
70	PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
71	FINANCIAL STATEMENTS
72	PART II
72	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
76	NET ASSET VALUE
78	SHAREHOLDER SERVICES
81	TAXES, DIVIDENDS AND DISTRIBUTIONS
89	DISCLOSURE OF PORTFOLIO HOLDINGS
91	PROXY VOTING
91	CODES OF ETHICS
91	APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISERS
121	APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS

PART I
INTRODUCTION
This SAI sets forth information about each of the Trust's Portfolios. It provides information about certain of the securities, instruments, policies and principal and non-principal strategies that are used by each Portfolio in seeking to achieve its objective(s).
This SAI also provides additional information about the Trust's Board of Trustees, the advisory services provided to and the management fees paid by each Portfolio and information about other fees paid by and services provided to each Portfolio.
The Trust consists of the following Portfolios:
■	Large Capitalization Growth Portfolio
■	Large Capitalization Value Portfolio
■	Small Capitalization Growth Portfolio
■	Small Capitalization Value Portfolio
■	International Equity Portfolio
■	Total Return Bond Portfolio
■	Intermediate-Term Bond Portfolio
■	Mortgage-Backed Securities Portfolio
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
GLOSSARY

Term	Definition
ADR	American Depositary Receipt
ADS	American Depositary Share
Board	Fund’s Board of Directors or Trustees
Board Member	A trustee or director of the Fund’s Board
CFTC	U.S. Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
EDR	European Depositary Receipt
Fannie Mae	Federal National Mortgage Association
FDIC	Federal Deposit Insurance Corporation
Fitch	Fitch, Inc.
Freddie Mac	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
LIBOR	London Interbank Offered Rate
Manager or PI	Prudential Investments LLC
Moody’s	Moody’s Investor Services, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NYSE	New York Stock Exchange

Term	Definition
OTC	Over the Counter
PMFS	Prudential Mutual Fund Services LLC
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	Standard & Poor’s Corporation
SEC	U.S. Securities & Exchange Commission
World Bank	International Bank for Reconstruction and Development
FUND CLASSIFICATION, INVESTMENT objectives & POLICIES
The Trust is an open-end management investment company. Each of the Trust's Portfolios is classified as a diversified fund.
The investment objective(s) of each Portfolio are set forth below:
■	Large Capitalization Growth Portfolio: long-term capital appreciation
■	Large Capitalization Value Portfolio: total return consisting of capital appreciation and dividend income
■	Small Capitalization Growth Portfolio: maximum capital appreciation
■	Small Capitalization Value Portfolio: above-average capital appreciation
■	International Equity Portfolio: capital appreciation
■	Total Return Bond Portfolio: total return consisting of income and capital appreciation
■	Intermediate-Term Bond Portfolio: current income and reasonable stability of principal
■	Mortgage-Backed Securities Portfolio: high current income with a secondary investment objective of capital appreciation, each to the extent consistent with protection of capital.
The principal investment policies and strategies of each Portfolio are described in the Prospectus. In addition, each Portfolio may from time to time use the securities, instruments, policies and strategies that are further identified in the following section entitled “Investment Risks and Considerations.” A Portfolio also may invest from time to time in certain types of investments and strategies that are either not discussed or are not identified below as relating to that Portfolio.
A Portfolio may not be successful in achieving its objective and you could lose money. Each Portfolio will provide 60 days' written notice of a change in its policy to invest, under normal circumstances, at least 80% of its investable assets in the type of securities indicated by its name.
Set forth below are specific limitations or restrictions which are applicable to a Portfolio's investments as discussed in the following section. If any disclosure contained elsewhere in the SAI contradicts the following restrictions or limitations, the following restrictions or limitations shall govern:
■	No Portfolio will invest more than 5% of net assets in custodial receipts of U.S. Government securities.
■	The Large Capitalization Value, Small Capitalization Value, International Equity, Mortgage-Backed Securities, Intermediate-Term Bond and Total Return Bond Portfolios will invest in corporate and other debt obligations rated A or better, except that the Total Return Bond and Intermediate-Term Bond Portfolios may invest in securities rated B or better or determined by the subadviser to be of comparable quality.
■	Investments in corporate loans by the Intermediate-Term Bond and Total Return Bond Portfolios are subject to a maximum of 5% of net assets.
■	No Portfolio will invest, under normal market conditions, more than 10% of net assets in municipal securities, including residual interest bonds.
■	The Mortgage-Backed Securities, Intermediate-Term Bond and Total Return Bond Portfolios may borrow from banks or through dollar rolls or reverse repurchase agreements no more than 33 1∕3% of total assets. All other Portfolios may borrow up to 20% of total assets.
■	With respect to money market futures contracts (which are cash settled contracts and are marked to market on a daily basis), the Total Return Bond and Intermediate-Term Bond Portfolios may segregate or earmark liquid assets in an amount equal to the Portfolio's daily marked-to-market (net) obligation, if any (or, in other words, the Portfolio's daily net liability, if any).
■	The Total Return Bond and Intermediate-Term Bond Portfolios normally will be limited to 20% of the Portfolio's total assets for foreign currency exposure (from non-U.S. dollar-denominated securities or currencies).

The Target Portfolio Trust  4

INVESTMENT RISKS AND CONSIDERATIONS
The table below identifies some of the types of investments and investment strategies that each Portfolio may use. Following the table are descriptions of these investments and investment strategies and the risks and considerations associated with those investments and investment strategies. Please also see the Prospectus and the “Fund Classification, Investment Objectives & Policies” section of this SAI. As used in this SAI, unless otherwise noted, the term “Fund” includes each of the Portfolios which comprise the Trust and the term “Subadviser” or “subadviser” includes each Portfolio's subadviser(s).

Investment Policy, Strategy or Risk	Large Capitalization Growth	Large Capitalization Value	Small Capitalization Growth	Small Capitalization Value	International Equity	Total Return Bond	Intermediate-Term Bond	Mortgage-Backed Securities
Asset-Backed Securities	X	X	X	X	X	X	X	X
Asset-Based Securities	X	X
Bank Capital Securities						X	X
Borrowing and Leverage	X	X	X	X	X	X	X	X
Certificates of Deposit	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X
Corporate Loans		X	X	X	X	X	X
Custodial Receipts	X	X	X	X	X	X	X	X
Debt Securities	X	X	X	X	X	X	X	X
Depositary Receipts	X	X			X	X	X	X
Derivatives	X	X	X	X	X	X	X	X
Credit Linked Securities			X	X		X	X	X
Foreign Exchange Transactions	X	X			X	X	X
Forward Foreign Exchange Transactions	X	X			X	X	X
Futures	X	X	X	X	X	X	X	X
Currency Futures	X	X			X	X	X
Hedging	X	X	X	X	X	X	X	X
Risk Factors in Hedging Foreign Currency	X	X	X	X	X	X	X
Limits on Currency Hedging			X	X		X	X
Indexed and Inverse Securities					X	X	X	X
Options on Securities and Securities Indexes	X	X	X	X	X	X	X	X
Currency Options	X	X			X	X	X
Risk Factors Involving Derivatives	X	X	X	X	X	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X	X	X	X	X	X	X	X
Swap Agreements						X	X	X
Credit Default Swaps and Similar Instruments						X	X	X
Total Return Swap Agreements						X	X	X
Distressed Securities			X	X		X	X	X
Exchange-Traded Funds	X		X	X		X	X
Foreign Investments	X	X			X	X	X
Illiquid or Restricted Securities	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X
Investment in Emerging Markets	X				X	X	X
Risks of Investing in Asia-Pacific Countries	X				X	X	X

Investment Policy, Strategy or Risk	Large Capitalization Growth	Large Capitalization Value	Small Capitalization Growth	Small Capitalization Value	International Equity	Total Return Bond	Intermediate-Term Bond	Mortgage-Backed Securities
Risks of Investments in Russia					X	X	X
Investment in Other Investment Companies	X	X	X	X	X	X	X	X
Restrictions on Certain Investments			X	X		X	X
Junk Bonds	X				X	X	X	X
Liquidity Puts or Calls	X	X
Money Market Instruments	X	X	X	X	X	X	X	X
Mortgage-Backed Securities						X	X	X
Municipal Securities	X	X	X	X	X	X	X	X
Real Estate Related Securities	X				X	X	X
Real Estate Investment Trusts	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Rolls	X					X	X	X
Securities Lending	X	X	X	X	X	X	X	X
Short Sales and Short Sales Against-the-Box						X	X	X
Securities of Smaller or Emerging Growth Companies	X		X	X		X	X
Sovereign Debt			X	X		X	X
Stripped Securities						X	X	X
Structured Notes						X	X	X
Supranational Entities					X	X	X
Temporary Defensive Strategy and Short-term Investments	X	X	X	X	X	X	X	X
Trust Preferred Securities	X					X	X
U.S. Government Securities	X	X	X	X	X	X	X	X
Utility Industries	X	X				X	X
Warrants and Rights	X		X	X		X	X
When-Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X
Yankee Obligations	X	X				X	X
Zero Coupon Securities, Pay-in-Kind Securities and Deferred Payment Securities			X	X		X	X	X

ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

The Target Portfolio Trust  6

Asset-backed securities issued in the form of debt instruments include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other CDOs and other similarly structured securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ASSET-BASED SECURITIES. The Fund may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” The Fund will purchase asset-based securities only if they are rated, or are issued by issuers that have outstanding debt obligations rated investment grade (i.e., AAA, AA, A or BBB by S&P or Fitch or Aaa, Aa, A or Baa by Moody’s or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or of issuers that the subadviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics. If the asset-based security is backed by a bank letter of credit or other similar facility, the subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset.
The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Fund does not presently intend to invest directly in natural resource assets, the Fund may sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
BANK CAPITAL SECURITIES. The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

BORROWING AND LEVERAGE. Unless noted otherwise, the Fund may borrow up to 33 1∕3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1∕3% of its total assets to secure these borrowings. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”

The Fund may borrow from time to time, at the discretion of the subadviser, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the NAV of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.
CERTIFICATES OF DEPOSIT. The FDIC, an independent agency of the U.S. Government, provides deposit insurance on all types of deposits, including certificates of deposit, received at an FDIC-insured bank or savings association (“insured depository institutions”) up to applicable limits. The standard deposit insurance amount is $250,000 per depositor (including principal and accrued interest) for each insurable capacity of such depositor, per insured depository institution, which is backed by the full faith and credit of the U.S. Government. All of a depositor’s deposits in the same insurable capacity at the same insured depository institution are aggregated for purposes of the $250,000 insurance limit, including deposits held directly in the depositor’s name and for the depositor’s benefit by intermediaries. Any amounts in excess of the $250,000 deposit insurance limit may be uninsured.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.
The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which the Fund may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

The Target Portfolio Trust  8

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the subadviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the subadviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the subadviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The subadviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the subadviser believes such a Manufactured Convertible would better promote the Fund’s objective(s) than alternate investments. For example, the subadviser may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

CORPORATE LOANS. Commercial banks and other financial institutions make loans to companies that need capital to grow or restructure (“corporate loans”). Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the LIBOR or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “ syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.
As in the case of junk bonds, the corporate loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
The Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

CUSTODIAL RECEIPTS. Obligations issued or guaranteed as to principal and interest by the U.S. Government, foreign governments or semi-governmental entities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Typically, custodial receipts have their unmatured interest coupons separated (“stripped” ) by their holder. Having separated the interest coupons from the underlying principal of the government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. CATS and TIGRs are not considered U.S. Government securities by the staff of the SEC. Such notes and bonds are held in custody by a bank or a brokerage firm on behalf of the owners.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund’s investment in that issuer. Credit risk is reduced to the extent the Fund invests its assets in U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs and ADSs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe

The Target Portfolio Trust  10

that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.
DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that the Fund would be prohibited by its investment restrictions from purchasing directly.
A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors Involving Derivatives.”

CREDIT-LINKED SECURITIES. Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

FOREIGN EXCHANGE TRANSACTIONS. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, Currency Instruments) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.
As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling the Fund to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires the Fund to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Straddles of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.
The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.
The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.
The Fund may only write “ covered” put and call options on futures contracts. The Fund will be considered “covered” with respect to a call option written on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered “covered” with respect to a put option written on a futures contract if the Fund owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “ covered” option, or if the Fund segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund’s assets that can be segregated.

The Manager has filed a notice of exclusion from registration as a “commodity pool operator” with respect to the Fund under applicable rules issued by the CFTC under the Commodity Exchange Act (the “CEA”). Effective December 31, 2012, in order for the Manager to continue to claim exclusion from registration as a “commodity pool operator,” the Fund is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s assets, or (2) the

The Target Portfolio Trust  12

aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Fund’s assets. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

CURRENCY FUTURES. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the sub-section entitled “Futures.” Currency futures involve substantial currency risk, and also involve leverage risk.
HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.
There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.
RISK FACTORS IN HEDGING FOREIGN CURRENCY. Hedging transactions involving Currency Instruments have substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.
It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
LIMITATIONS ON CURRENCY HEDGING. The Fund may use currency hedging instruments to seek to enhance returns. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the subadviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

INDEXED AND INVERSE SECURITIES. The Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. Investing in such securities may subject the Fund to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.)
OPTIONS ON SECURITIES AND SECURITIES INDEXES.
TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”
CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against a decline in the price of the underlying security. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.
PUT OPTIONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Target Portfolio Trust  14

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return.
CURRENCY OPTIONS. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” in this SAI. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:
Credit Risk—the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk—the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Regulatory Risk—the risk that new regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance.
The use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.
ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC DERIVATIVES. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the subadviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

SWAP AGREEMENTS. The Fund may enter into swap transactions, including, but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it invests in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative. Derivatives are further discussed in the sub-sections entitled “Derivatives” and “Risk Factors Involving Derivatives.”

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.
To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the subadviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines approved by the Board).
Unless otherwise noted, the Fund’s net obligations, in respect of all swap agreements, are limited to 15% of its net assets.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. The Fund may enter into credit default swap agreements and similar agreements. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements and similar instruments only with counterparties that are rated investment grade quality by at least one credit rating agency at the time of entering into such transaction or whose creditworthiness is believed by the subadviser to be equivalent to such rating. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When acting as a seller of a credit default swap or a similar instrument, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Target Portfolio Trust  16

TOTAL RETURN SWAP AGREEMENTS. The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’ s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, the Fund’s net obligations in respect of all swap agreements are limited to 15% of its net assets.

DISTRESSED SECURITIES. The Fund may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (generally, Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the subadviser of equivalent quality (“Distressed Securities”). Investing in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.
The Fund will generally make such investments only when the subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

EXCHANGE-TRADED FUNDS. The Fund may invest in ETFs. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund’s investment strategies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.
FOREIGN INVESTMENTS. The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or there is a delay in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or there is a delay in settling a sale of securities, the Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may

The Target Portfolio Trust  18

limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

INVESTMENT IN EMERGING MARKETS. The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
RISKS OF INVESTING IN ASIA-PACIFIC COUNTRIES. In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.
The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but subsequently learns, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

The Target Portfolio Trust  20

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited funds’ ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.
RISK OF INVESTMENTS IN RUSSIA. The Fund may invest a portion of its assets in securities issued by companies located in Russia. Settlement, clearing and registration of securities transactions in Russia are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interests continue to be appropriately recorded, either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts are not legally enforceable and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered (restricted securities) under the 1933 Act.
Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities.

The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.
INITIAL PUBLIC OFFERINGS. The Fund may invest in securities sold in IPOs. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.
In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if the Fund is able to buy shares, the Fund may not be able to buy as many shares at the offering price as the Fund would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including ETFs. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any single investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the SEC under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in other investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, their proportionate shares of the expenses of such investment companies (including management and advisory fees).

RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also “Investment in Other Investment Companies.”
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the subadviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:
■	Junk bonds are issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's economic condition and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

■	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations.

■	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

The Target Portfolio Trust  22

■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
■	Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.
■	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

LIQUIDITY PUTS OR CALLS. The Fund may purchase a permissible instrument or investment together with the right to resell or purchase the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which the Fund pays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. The purpose of this practice is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. The Fund may choose to exercise calls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior to their expiration date and in selecting which puts or calls to exercise in such circumstances, the subadviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or calls, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, the likely rate of interest received will be lower than the rate on the security that was prepaid.

Mortgage-backed securities, including CMOs, can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed-rate mortgages. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae.

Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.
The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.
To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac and Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some federal agencies, such as Ginnie Mae, are guaranteed by the federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises (GSEs) in the future.

MUNICIPAL SECURITIES. The Fund may, from time to time, invest in municipal bonds, which may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.
The Fund may invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. The Fund may invest in municipal asset-backed securities, which are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility. The Fund may invest in municipal securities with the right to resell such securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date. Such a right to resell is commonly referred to as a “put” or “tender option.”

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Interest from municipal securities received by the Fund will not be eligible from exclusion from federal income tax when distributed to shareholders. Such securities are traded primarily in the OTC market.

The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at pre-designated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior

The Target Portfolio Trust  24

to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Fund paid for them.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.
REAL ESTATE RELATED SECURITIES. Although the Fund may not invest directly in real estate, the Fund may invest in securities of issuers that are principally engaged in the real estate industry. Therefore, an investment by the Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and unfavorable changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.
Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its federal income tax status as a RIC because of certain income source requirements applicable to regulated investment companies under the Code.
REAL ESTATE INVESTMENT TRUSTS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code affecting their tax status.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage. The Fund’s investments in REITs may subject the Fund to duplicate management and/or advisory fees.
REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund’s repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
The Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. See “Repurchase Agreements.”
The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will segregate cash or other liquid assets, marked to market daily, having a value equal to the obligations of the Fund in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities sold by the Fund but which the Fund is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

SECURITIES LENDING. Consistent with applicable regulatory requirements, and unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1∕3% of the value of the Fund’s total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. Prudential Investment Management (“PIM”) serves as securities lending agent for the Fund, and in that role administers the Fund’s securities lending program. PIM is an affiliate of the Fund’s investment manager, Prudential Investments LLC (“PI”). For its services, PIM receives a portion of the amount earned by lending securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

The Target Portfolio Trust  26

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, the security sold short is borrowed by the Fund and is delivered by the Fund to the broker-dealer through which the Fund made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.
The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, (1) the Fund is required to deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short and will not be less than the market value of the security, or (2) the Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
Because making short sales in securities not owned by the Fund exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, the Fund will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price. Although the Fund’s gain is limited to the price at which the Fund sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund’s records or with its Custodian.
SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The subadviser believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the subadviser's judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the subadviser does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The subadviser believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
STRUCTURED NOTES. The Fund may invest in structured notes. The values of the structured notes in which the Fund will invest may be linked to equity securities or equity indices or other instruments or indices (“reference instruments”). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if

The Target Portfolio Trust  28

the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
SUPRANATIONAL ENTITIES. The Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.
The Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.
TRUST PREFERRED SECURITIES. The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the subadviser will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.
U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund’s shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Ginnie Mae, the Farmers Home Administration, the Small Business Administration and securities guaranteed under FDIC's Temporary Liquidity Guarantee Program are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.
UTILITY INDUSTRIES. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign

The Target Portfolio Trust  30

utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
The Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.
The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.
A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets,” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’ s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.
Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.
Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the subadviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.
Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the subadviser, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The subadviser believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.
WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that the Fund is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.
There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
YANKEE OBLIGATIONS. The Fund may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States (Yankee obligations). Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. The Fund may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit

The Target Portfolio Trust  32

reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund’s exposure to such securities.
INVESTMENT RESTRICTIONS
The Portfolios have each adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of each Portfolio’s outstanding voting securities. A “majority of each Portfolio’s outstanding voting securities,” when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.
Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth, Small Capitalization Value, International Equity, and Mortgage-Backed Securities Portfolios only:
A Portfolio may not:
1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.
2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation.
3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1∕3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security subject to this restriction.
4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer, except as permitted by Section 5(b)(1)of the 1940 Act or any successor provision on the requirements applicable to diversified investment companies.
5. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

6. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.
7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Portfolio may purchase restricted securities without limit.
8. Make investments for the purpose of exercising control or management.
9. Make loans, except through (1) repurchase agreements and (2) loans of portfolio securities limited to 33 1∕3% of the value of the Portfolio's total assets. For purposes of this limitation on securities lending, the value of a Portfolio's total assets includes the collateral received in the transactions.
10. Purchase more than 10% of all outstanding voting securities of any one issuer.
Intermediate-Term Bond and Total Return Bond Portfolios only:
A Portfolio may not:
1. Purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Portfolio may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “Investment Company Act Laws, Interpretations and Exemptions”).
2. Issue senior securities or borrow money or pledge its assets, except as permitted by the Investment Company Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
4. Buy or sell physical commodities or contracts involving physical commodities. The Portfolios may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Portfolios may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Portfolio's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.
5. Purchase any security if as a result 25% or more of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolio may purchase restricted securities without limit. A Portfolio may make loans, including loans of assets of the Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Portfolio's investment objective.
For purposes of Investment Restriction 1, each Portfolio will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Portfolio's total assets, (i) more than 5% of the Portfolio total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

The Target Portfolio Trust  34

For purposes of Investment Restriction 2, under the 1940 Act, the Portfolio can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Portfolio must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.
For purposes of Investment Restriction 5, the Portfolios rely on The North American Industry Classification System.* The Portfolios' reliance on this classification system is not a fundamental policy of the Portfolios and, therefore, can be changed with shareholder approval.
All Portfolios: Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by the Investment Company Act Laws, Interpretations and Exemptions.
As a non-fundamental operating policy, a Portfolio may not invest in the securities of other investment companies, except that subject to certain restrictions, each Portfolio may purchase securities of other investment companies in the open market involving customary brokerage commissions as described in this SAI.
As a non-fundamental operating policy, a Portfolio may not make investments for the purpose of exercising control or management.

From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

*The North American Industry Classification System (NAICS) was developed under the direction and guidance of the Office of Management and Budget (OMB) as the standard for use by Federal statistical agencies in classifying business establishments for the collection, tabulation, presentation, and analysis of statistical data describing the U.S. economy. Use of the standard provides uniformity and comparability in the presentation of these statistical data. NAICS is based on a production-oriented concept, meaning that it groups establishments into industries according to similarity in the processes used to produce goods or services. NAICS replaced the Standard Industrial Classification (SIC) system in 1997.
INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.
Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61	President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1) The year that each individual joined the Board of the Target Portfolio Trust is as follows:
Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

The Target Portfolio Trust  36

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (54) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial's Internal Audit Department and Manager in AXA's Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1) The year that each individual became an Officer of the Target Portfolio Trust is as follows:

Raymond A. O’ Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011, Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:
■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement with the Funds, the Manager pays all compensation of Fund Officers and employees as well as the fees and expenses of all Interested Board Members.
The Funds pay each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Funds. Under the terms of the agreement, the Funds accrue deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The Funds' obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Funds. No Fund has a retirement or pension plan for Board Members.

The following table sets forth the aggregate compensation paid by the Funds for the most recently completed fiscal year to the Independent Board Members for service on the Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Funds (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Board Members
Name	Aggregate Fiscal Year Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Kevin J. Bannon	$16,037	None	None	$197,500 (32/63)*
Linda W. Bynoe**	$15,893	None	None	$195,500 (32/63)*
Michael S. Hyland	$16,207	None	None	$201,500 (32/63)*
Douglas H. McCorkindale**	$15,940	None	None	$195,500 (32/63)*
Stephen P. Munn	$16,253	None	None	$201,500 (32/63)*
Richard A. Redeker	$17,930	None	None	$235,500 (32/63)*
Robin B. Smith**	$15,940	None	None	$195,500 (32/63)*
Stephen G. Stoneburn**	$15,990	None	None	$197,500 (32/63)*

Explanatory Notes to Board Member Compensation Table

* Compensation relates to portfolios that were in existence for any period during 2012. Number of funds and portfolios represent those in existence as of December 31, 2012, and excludes funds that have merged or liquidated during the year.
** Under the Fund complex’s deferred fee agreement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2012, including investment results during the year on cumulative deferred fees, amounted to $63,640, $145,944, $421,479 and $203,210 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith, and Mr. Stoneburn, respectively.

BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Audit Committee consists of Messrs. Munn (Chair), McCorkindale and Bannon, Ms. Smith, and Mr. Redeker (ex-officio). The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Funds' independent registered public accounting firm, accounting policies and procedures and other areas relating to the Funds' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Funds. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below.

The Target Portfolio Trust  38

Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Hyland (chair), Mr. Stoneburn, Ms. Bynoe, and Mr. Redeker (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Funds' website.
Prudential and Target Investment Committees: In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The Prudential Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Committees.
The Prudential Investment Committee consists of Mr. Bannon (chair), Mr. McCorkindale, Mr. Munn, Ms. Smith and Mr. Parker. The Target Investment Committee consists of Mr. Stoneburn (chair), Mr. Hyland, Mr. Redeker, Ms. Bynoe and Mr. Benjamin. The number of Prudential and Target Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.

Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Target Investment Committee
4	4	4

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Funds. The Funds have engaged the Manager to manage the Funds on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Funds. The Board is currently composed of ten members, eight of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Funds, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Funds, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Ms. Smith and Messrs. McCorkindale, Redeker, and Stoneburn have each served as a Board Member of mutual funds in the Fund Complex for more than 14 years, including as members and/or Chairs of various Board committees. In addition, Ms. Smith and Mr. McCorkindale each has more than 35 years and Mr. Stoneburn has more than 30 years of experience as senior executive officers of operating companies and/or as directors of public companies. Mr. Redeker has 44 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Board Member of the Funds and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years experience as a management consultant and serves as a Director of financial services and other complex global corporations. Mr. Munn joined the Board of the Funds and other funds in the Fund Complex in 2008. He previously served as a Board Member of funds managed by PI or its affiliates from 1991 until 2003. In addition, he is the lead director and was the Chairman of an operating business for 14 years. Messrs. Bannon and Hyland joined the Board of the Funds and other funds in the Fund Complex in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Mr. Parker, who has served as an Interested Board Member and President of the Funds and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PI and several of its affiliates that provide services to the Funds and has held senior positions in PI since 2005. Mr. Benjamin, an Interested Board Member of the Funds and other funds in the Fund Complex since 2010, has served as a Vice President of the Funds and other funds in the Fund Complex since 2009 and has held senior positions in PI since 2003. Specific details about each Board Member's professional experience appear in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Manager and other service providers to the Funds. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Richard Redeker) or the Chair of the Nominating and Governance Committee (Michael Hyland), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds' Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

The Target Portfolio Trust  40

Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Board Member Share Ownership: Independent Board Members
Kevin J. Bannon	Intermediate-Term Bond Portfolio ($50,001-$100,000) Mortgage-Backed Securities Portfolio ($50,001-$100,000)	Over $100,000
Linda W. Bynoe	Total Return Bond Portfolio (Over $100,000)	Over $100,000
Michael S. Hyland	Intermediate-Term Bond Portfolio ($50,001-$100,000) Small Cap Value Portfolio ($10,001-$50,000)	Over $100,000
Douglas H. McCorkindale	International Equity Portfolio (Over $100,000)	Over $100,000
Stephen P. Munn	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Board Member Share Ownership: Interested Board Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000

None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds as of the most recently completed calendar year.
Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Funds, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Funds, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.
MANAGEMENT & ADVISORY ARRANGEMENTS

MANAGER. The Manager’s address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Investments mutual funds. See the Prospectus for more information about PI. As of December 31, 2012, the Manager served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $194.7 billion.

The Manager is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PMFS, an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential Investments mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.
Pursuant to a management agreement with the Funds (the Management Agreement), PI, subject to the supervision of the Funds' Board and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Funds' corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian (the Custodian) and PMFS. The management services of PI to the Funds are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.
PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Funds. Fee waivers and subsidies will increase the Funds' total return. These voluntary waivers may be terminated at any time without notice. To the extent that PI agrees to waive its fee or subsidize the Funds' expenses, it may enter into a relationship agreement with the Subadviser to share the economic impact of the fee waiver or expense subsidy.
In connection with its management of the corporate affairs of the Funds, PI bears the following expenses:
■	the salaries and expenses of all of its and the Funds' personnel except the fees and expenses of Independent Board Members;
■	all expenses incurred by the Manager or the Funds in connection with managing the ordinary course of a Fund’s business, other than those assumed by the Funds as described below; and
■	the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PI and such investment subadviser.
Under the terms of the Management Agreement, the Funds are responsible for the payment of the following expenses:
■	the fees and expenses incurred by the Funds in connection with the management of the investment and reinvestment of the Funds' assets payable to the Manager;
■	the fees and expenses of Independent Board Members;
■	the fees and certain expenses of the Custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Funds and of pricing the Funds' shares;
■	the charges and expenses of the Funds' legal counsel and independent auditors and of legal counsel to the Independent Board Members;
■	brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Funds to governmental agencies;
■	the fees of any trade associations of which the Funds may be a member;
■	the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Funds;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Funds and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Funds' registration statements and prospectuses for such purposes; allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business and distribution and service (12b-1) fees.
The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Funds in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Funds by the Board or vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The applicable fee rate and the management fees received by PI from the Funds for the indicated fiscal years are set forth below.

Management Fees Paid by Large Capitalization Growth Portfolio
Fee Rate	2012	2011	2010
0.60%	$1,256,593	$1,272,088	$1,208,656

The Target Portfolio Trust  42

Management Fees Paid by Large Capitalization Value Portfolio
Fee Rate	2012	2011	2010
0.60%	$1,237,435	$1,248,166	$1,224,798
Management Fees Paid by Small Capitalization Growth Portfolio
Fee Rate	2012	2011	2010
0.60%	$587,312	$587,312	$530,193
Management Fees Paid by Small Capitalization Value Portfolio
Fee Rate	2012	2011	2010
0.60%	$6,457,730	$5,615,636	$4,308,789
Management Fees Paid by International Equity Portfolio
Fee Rate	2012	2011	2010
0.70%	$2,131,022	$1,887,287	$1,218,981
Management Fees Paid by Total Return Bond Portfolio
Fee Rate	2012	2011	2010
0.45%	$1,866,545	$1,652,205	$1,482,282
Management Fees Paid by Intermediate-Term Bond Portfolio
Fee Rate	2012	2011	2010
0.45%	$797,175	$946,565	$1,114,723
Management Fees Paid by Mortgage-Backed Securities Portfolio
Fee Rate	2012	2011	2010
0.45%	$189,770	$153,936	$173,675

SUBADVISORY ARRANGEMENTS. The Manager has entered into subadvisory agreements (Subadvisory Agreements) with the Funds' investment subadvisers. The Subadvisory Agreements provide that the Subadvisers will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Funds. Under the Subadvisory Agreements, the Subadvisers, subject to the supervision of PI, are responsible for managing the assets of the Funds in accordance with the Funds' investment objectives, investment program and policies. The Subadvisers determine what securities and other instruments are purchased and sold for the Funds and are responsible for obtaining and evaluating financial data relevant to the Funds. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises each Subadviser's performance of such services.
As discussed in the Prospectus, PI employs the Subadvisers under a “manager of managers” structure that allows PI to replace a Subadviser or amend a Subadvisory Agreement without seeking shareholder approval. The Subadvisory Agreements provide that they will terminate in the event of their assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreements may be terminated by the Funds, PI, or the Subadviser upon not more than 60 days nor less than 30 days written notice. The Subadvisory Agreements provide that they will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
The applicable fee rate and the subadvisory fees paid by PI for the indicated fiscal years are set forth below. Subadvisory fees are based on the average daily net assets of the Funds, calculated and paid on a monthly basis, at the fee rate as set forth in the Subadvisory Agreements. Subadvisory fees are deducted out of the management fees paid by the Funds.

Subadvisory Fees Paid by PI: Large Capitalization Growth Portfolio
Subadviser	2012	2011	2010
Marsico Capital Management, LLC	$460,781	$449,350	$409,942
Massachusetts Financial Services Company	$253,045	$273,998	$274,501
Brown Advisory, LLC (effective November 2012)	None	None	None

Subadvisory Fees Paid by PI: Large Capitalization Value Portfolio
Subadviser	2012	2011	2010
Epoch Investment Partners, Inc. (effective July 2012)	$51,554	—	—
Eaton Vance Management (terminated July 2012)	$123,659	$221,966	$230,996
Hotchkis and Wiley Capital Management, LLC	$174,339	$158,342	$154,150
NFJ Investment Group, LLC	$242,492	$187,815	$171,658
Subadvisory Fees Paid by PI: Small Capitalization Growth Portfolio
Subadviser	2012	2011	2010
Ashfield Capital Partners, LLC (terminated February 2011)	—	$55,889	$204,691
Eagle Asset Management, Inc.	$377,582	$412,247	$232,785
Emerald Mutual Advisers Trust (effective January 2012)	$82,055	—	—
Subadvisory Fees Paid by PI: Small Capitalization Value Portfolio
Subadviser	2012	2011	2010
EARNEST Partners LLC	$1,146,669	$991,499	$760,268
JP Morgan Investment Management, Inc.	$367,537	$306,599	$226,708
Lee Munder Capital Group, LLC	$580,008	$541,606	$464,217
NFJ Investment Group, LLC	$1,338,123	$1,162,457	$891,385
Vaughan Nelson Investment Management, L.P.	$879,144	$741,597	$529,947
Subadvisory Fees Paid by PI: International Equity Portfolio
Subadviser	2012	2011	2010
LSV Asset Management	$603,360	$531,930	$351,603
Thornburg Investment Management, Inc.	$433,465	$384,309	$246,091
Subadvisory Fees Paid by PI: Total Return Bond Portfolio
Subadviser	2012	2011	2010
Pacific Investment Management Company LLC	$944,992	$834,441	$750,139
Subadvisory Fees Paid by PI: Intermediate-Term Bond Portfolio
Subadviser	2012	2011	2010
Pacific Investment Management Company LLC	$442,875	$525,870	$619,291
Subadvisory Fees Paid by PI: Mortgage-Backed Securities Portfolio
Subadviser	2012	2011	2010
Wellington Management Company, LLP	$105,428	$85,520	$96,486

Subadvisers and Subadvisory Fee Rates
Portfolio Name	Subadviser	Fee Rate
Large Capitalization Growth	Marsico Capital Management, LLC	0.40% of aggregate assets up to $1.5 billion; 0.35% of aggregate assets over $1.5 billion(1)
Massachusetts Financial Services Company	Effective rate prior to October 1, 2011:
0.375% to $250 million;
0.325% from $250 million to $500 million;
0.300% from $500 million to $750 million;
0.275% from $750 million
Effective rate on/after October 1, 2011:(2)
0.375% to $250 million;
0.325% next $250 million;
0.30% next $250 million;
0.275% next $250 million;
0.25% next $500 million;
0.225% over $1.5 billion

The Target Portfolio Trust  44

Subadvisers and Subadvisory Fee Rates
Portfolio Name	Subadviser	Fee Rate
	Brown Advisory, LLC	0.30% of average daily net assets to $500 million; 0.25% on next $500 million; 0.20% over $1 billion
Large Capitalization Value	Eaton Vance Management (terminated July 2012)	Fee rate prior to July 19, 2012
0.25% of combined average daily net assets up to $250 million;
0.24% of the next $250 million;
0.23% of the next $500 million; and
		0.22% of combined average daily net assets over $1 billion.(3)
	Epoch Investment Partners, Inc.	Fee rate on and after July 19, 2012 0.275% of combined average daily net assets up to $1 billion; and 0.20% of combined average daily net assets over $1 billion.(4)
	Hotchkis & Wiley Capital Management, LLC	0.30%
	NFJ Investment Group, LLC	0.40% first $50 million; 0.38% next $50 million; 0.34% next $50 million; 0.30% next $200 million; 0.28% over $350 million(5)
Small Capitalization Growth	Eagle Asset Management	0.50% to $50 million; 0.45% over $50 million(6)
	Emerald Mutual Fund Advisers Trust	0.45% to $100 million; 0.40% over $100 million(7)
Small Capitalization Value	NFJ Investment Group LLC	0.40%
	EARNEST Partners LLC	0.40%
	Lee Munder Capital Group, LLC	0.40%
	J.P. Morgan Investment Management, Inc.	0.40%
	Vaughan Nelson Investment Management, L.P.	0.40% to $250 million; 0.35% over $250 million(8)
International Equity	LSV Asset Management	0.45% to $150 million; 0.425% next $150 million; 0.40% next $150 million; 0.375% next $300 million; 0.35% over $750 million(9)
	Thornburg Investment Management, Inc.	0.35% to $100 million; 0.30% over $100 million(10)
Total Return Bond	Pacific Investment Management Company LLC	0.25% up to and including $1 billion; 0.225% over $1 billion(11)
Intermediate-Term Bond	Pacific Investment Management Company LLC	0.25%
Mortgage-Backed Securities	Wellington Management Company, LLP	0.25%
(1) For purposes of calculating the subadvisory fee payable to Marsico Capital Management, LLC (Marsico), the assets of the following portfolios and funds subadvised by Marsico and managed or co-managed by Prudential Investments LLC and/or AST Investment Services, Inc. will be aggregated: (i) Advanced Series Trust AST Marsico Capital Growth Portfolio; (ii) Target Asset Allocation Funds—Target Conservative Allocation Fund; (iii) Target Asset Allocation Funds—Target Moderate Allocation Fund; (iv) Target Asset Allocation Funds—Target Growth Allocation Fund; (v) The Target Portfolio Trust—Large Capitalization Growth Portfolio; (vi) The Prudential Series Fund—Global Portfolio; (vii) Advanced Series Trust AST Advanced Strategies Portfolio; and (viii) future large cap growth accounts for which Marsico may provide substantially similar advisory or sub-advisory services and which Marsico, PI and/or AST Investment Services, Inc. (as applicable) mutually agree in writing may be included in determining the level of average daily net assets.

(2) For purposes of calculating the subadvisory fee payable to Massachusetts Financial Services Company (MFS), the average daily net assets in all portfolios subadvised by MFS that are managed by PI or by PI and AST Investment Services, Inc. that have substantially the same investment strategy (i.e., domestic large capitalization growth) will be combined.

(3) For purposes of calculating the subadvisory fee payable to Eaton Vance Management (Eaton Vance), the average daily net assets in all portfolios subadvised by Eaton Vance that are managed by PI or by PI and AST Investment Services, Inc. that have substantially the same investment strategy (i.e., domestic large cap value) will be combined (i.e., the Portfolio; Target Asset Allocation Funds’ Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund; and AST Large-Cap Value Portfolio). NOTE: Eaton Vance’s subadvisory agreement terminated effective July 18, 2012, and Eaton Vance is no longer providing subadvisory services to the Portfolio.
(4) For purposes of calculating the subadvisory fee payable to Epoch Investment Partners, Inc. (Epoch), the average daily net assets in all portfolios subadvised by Epoch that are managed by PI that have substantially the same investment strategy (i.e., domestic large cap value) will be combined (i.e., the Portfolio and Target Asset Allocation Funds’ Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund).
(5) For purposes of the subadvisory fee calculation, the assets managed by NFJ Investment Group, LLC (NFJ) in the funds indicated below will be aggregated: The Target Portfolio Trust—Small Capitalization Value Fund; The Target Portfolio Trust—Large Capitalization Value Fund; Target Asset Allocation Funds (large capitalization value equity sleeve of each Fund).

(6) For purposes of the subadvisory fee calculation, the assets managed by Eagle Asset Management (Eagle) will be aggregated with the assets managed by Eagle in: (i) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (ii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (iii) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (iv) any other portfolio subadvised by Eagle on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.
(7) For purposes of the subadvisory fee calculation, the assets managed by Emerald Mutual Fund Advisers Trust (Emerald) will be aggregated with the assets managed by Emerald in any other fund or portfolio managed by PI and/or AST Investment Services, Inc. that have substantially the same investment strategy as The Target Portfolio Trust—Small Capitalization Growth Portfolio.
(8) For purposes of calculating the subadvisory fee payable to Vaughan Nelson Investment Management, L.P. (Vaughan Nelson), the assets managed by Vaughan Nelson in the Small Capitalization Value Portfolio of The Target Portfolio Trust will be aggregated with the assets managed by Vaughan Nelson in: (i) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (ii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (iii) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (iv) any other portfolio subadvised by Vaughan Nelson on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.
(9) For purposes of calculating the advisory fee payable to LSV Asset Management (LSV), the assets managed by LSV in the International Equity Portfolio of The Target Portfolio Trust will be aggregated with the assets managed by LSV in: (i) the AST International Value Portfolio of Advanced Series Trust; (ii) the AST Advanced Strategies Portfolio of Advanced Series Trust; (iii) the SP International Value Portfolio of The Prudential Series Fund; (iv) the Global Portfolio of The Prudential Series Fund; (v) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; (vii) the Prudential International Value Fund of Prudential World Fund, Inc; and (viii) and any other portfolio subadvised by LSV on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.
(10) For purposes of the subadvisory fee calculation, the assets managed by Thornburg Investment Management, Inc. (Thornburg) in the International Equity Portfolio will be aggregated with the assets managed by Thornburg in the following funds and portfolios: (i) Prudential World Fund, Inc.—Prudential International Value Fund; (ii) Target Asset Allocation Funds—Target Moderate Allocation Fund; (iii) Target Asset Allocation Funds—Target Growth Allocation Fund; (iv) Advanced Series Trust—AST International Value Portfolio; and (v) The Prudential Series Fund—SP International Value Portfolio.
(11) For purposes of the subadvisory fee calculation, if on any day the aggregate assets of all funds/portfolios subadvised by Pacific Investment Management Company (PIMCO) on behalf of PI and/or AST Investment Services, Inc. pursuant to a “total return” strategy or mandate (as mutually agreed upon by PIMCO and PI/AST Investment Services, Inc.) total at least $3 billion, the contractual annual subadvisory fee, calculated daily, shall be: 0.250% on aggregate assets up to $1 billion; and 0.225% on aggregate assets over $1 billion. If, however, such aggregate assets on any day total less than $3 billion, then the subadvisory fee calculation for that day shall be at the rate of 0.25% of the assets of each such fund/portfolio.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGER—OTHER ACCOUNTS AND OWNERSHIP OF FUND SECURITIES. Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.
Information shown below is as of the most recently completed fiscal year, unless noted otherwise.

Large Capitalization Growth (as of 12/31/12)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Marsico Capital Management, LLC	Thomas F. Marsico	27/$13,297 million	11/$1,362 million	73/$6,475 million+	None
	Coralie Witter, CFA	20/$12,780 million	10/$1,311 million	63/$6,407 million+	None
Massachusetts Financial Services Company	Eric B. Fischman	8/$9.1 billion	1/$14.1 million	6/$327.5 million	None
Brown Advisory, LLC	Kenneth M. Stuzin, CFA	8/$4,276 million	7/$1,631 million	603/$5,088 million 6/$536 million	None
+1 of the ‘other accounts’ is a wrap fee platform which includes approximately 2,801 underlying clients for total assets (in millions) of approximately $776 and 2 of the ‘other accounts’ represent model portfolio(s) for total assets (in millions) of approximately $1,608.

Large Capitalization Value (as of 12/31/12)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Hotchkis and Wiley Capital Management, LLC	Sheldon Lieberman	15/$10.2 billion 1/$2.4 billion	4/$461 million	56/$7.0 billion 3/$276 million	None
	George Davis	15/$10.2 billion 1/$2.4 billion	4/$461 million	56/$7.0 billion 3/$276 million	None
	Scott McBride	15/$10.2 billion 1/$2.4 billion	4/$461 million	56/$7.0 billion 3/$276 million	None
	Patricia McKenna	15/$10.2 billion 1/$2.4 billion	4/$461 million	56/$7.0 billion 3/$276 million	None
	Judd Peters	15/$10.2 billion 1/$2.4 billion	4/$461 million	56/$7.0 billion 3/$276 million	None
Epoch Investment Partners, Inc.	David N. Pearl	10/$2,147 million	21/$2,645 million 2/$197 million	90/$7,829 million 15/$1,925 million	None

The Target Portfolio Trust  46

Large Capitalization Value (as of 12/31/12)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Janet K. Navon	7/$876 million	7/$615 million	9/$316 million	None
	Michael A. Welhoelter, CFA	18/$6,503 million	40/$4,978 million 2/$197 million	164/$12,987 million 19/$2,812 million	None
NFJ Investment Group, LLC	Ben Fischer, CFA	25/$25,206 million	6/$209 million	58/$11,142 million	None
	Thomas Oliver, CFA, CPA	20/$16,616 million	3/$131 million	51/$10,464 million	None
	Paul Magnuson	22/$25,083 million	6/$209 million	53/$10,594 million	None
	R. Burns McKinney, CFA	18/$16,550 million	3/$131 million	48/$10,172 million	None
	Jeff Reed, CFA	13/$12,651 million	1/$1.8 million	34/$6,682 million	None
Small Capitalization Growth (as of 12/31/12)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Eagle Asset Management, Inc.	Bert Boksen	13/$5.6 billion	2/$119 million	5,452/$3.3 billion	None
	Eric Mintz, CFA	13/$5.6 billion	None	5,452/$3.3 billion	None
Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	6/$494 million	None	38/$1.3 billion	None
	Stacey L. Sears	5/$450 million	None	38/$1.3 billion	None
	Joseph W. Garner	5/$450 million	None	38/$1.3 billion	None
Small Capitalization Value (as of 12/31/12)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
NFJ Investment Group, LLC	Paul Magnuson	22/$24,797 million	6/$209 million	53/$10,594 million	None
	Morley Campbell, CFA	11/$18,255 million	4/$79.5 million	35/$6,797 million	None
	Ben Fischer, CFA	25/$24,921 million	6/$209 million	58/$11,142 million	None
EARNEST Partners LLC	Paul E. Viera, Jr.	18/$3,127 million	21/$1,211 million	197/$$11,715 million 6/$653 million	None
Lee Munder Capital Group, LLC	R. Todd Vingers, CFA	7/$678 million	4/$119 million	63/$1.24 billion	None
J.P. Morgan Investment Management, Inc.**	Dennis S. Ruhl	18/$6,429 million	6/$573 million	4/$585 million	None
	Phillip D. Hart	12/$2,806 million	4/$390 million	1/$148 million	None
Vaughan Nelson Investment Management, LP	Chris D. Wallis, CFA	9/$1,006 million	4/$113 million	248/ $4,049 million	None
	Scott J. Weber, CFA	9/$1,006 million	4/$113 million	248/ $4,049 million	None
** J.P. Morgan account data as of 10/31/12.

International Equity (as of 12/31/12)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV Asset Management	Josef Lakonishok	30/$8.5 billion	45/$11 billion 6/$604.1 million	404/$45.3 billion 29/$6.7 billion	None
	Menno Vermuelen, CFA	30/$8.5 billion	45/$11 billion 6/$604.1 million	404/$45.3 billion 29/$6.7 billion	None
	Puneet Mansharamani, CFA	30/$8.5 billion	45/$11 billion 6/$604.1 million	404/$45.3 billion 29/$6.7 billion	None
Thornburg Investment Management, Inc.	William V. Fries, CFA	16/$30.9 billion	10/$3.7 billion	49/$9.8 billion 1/$87.5 million	None
	Wendy Trevisani	16/$30.9 billion	15/$3.7 billion	10,232/$14.9 billion 1/$87.5 million	None
	Lei Wang, CFA	16/$30.9 billion	10/$3.7 billion	49/$9.8 billion 1/$87.5 million	None

Total Return Bond (as of 12/31/12)
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	Chris Dialynas	18/$27,268.23 million	18/$18,942.34 million 1/$664.23 million	92/$36,887.61million 8/$5,251.25 million	None
Intermediate-Term Bond (as of 12/31/12)
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	Samuil H. Parikh, CFA	14/$12,399.13 million	18/$7,020.77 million 1/$691.89 million	94/$47,314.51 million 7/$4,421.83 million	None
Mortgage Backed Securities (as of 10/31/12)
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Wellington Management Company, LLP	Michael F. Garrett	11/$45,470 million	9/$4,738 million 1/$2,538 million	16/$6,462 million	None
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.
Brown Advisory, LLC
COMPENSATION.  Brown Advisory compensates its portfolio managers with a compensation package that includes a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the business. Portfolio managers who are members of Brown Advisory’s management team may maintain a significant equity interest in the Brown Advisory enterprise. When evaluating a portfolio manager’s performance, Brown Advisory compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1-, 3- and 5-year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1-, 3- and 5-year periods.
 CONFLICTS OF INTEREST. Brown Advisory may manage accounts in addition to the Portfolio, including proprietary accounts, employee accounts, separate accounts, private funds, long-short funds and other pooled investment vehicles. Such accounts may have different fee arrangements than the Portfolio, including performance-based fees.  Management of such accounts may create conflicts of interest including but not limited to the bunching and allocation of transactions and allocation of investment opportunities.  Brown Advisory may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Portfolio; however, Brown Advisory seeks as a matter of policy, to achieve best execution and to the extent practical, to allocate investment opportunities over a period of time on a fair and equitable basis.  Brown Advisory has adopted a Code of Ethics and other policies and procedures which we believe to be reasonably designed to ensure that clients are not harmed by potential or actual conflicts of interest; however, no policy or procedures can guarantee detection, avoidance or amelioration for every situation where a potential or actual conflict of interest may arise.
Eagle Asset Management, Inc. (Eagle)

COMPENSATION. Mr. Boksen and Mr. Mintz are paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys; Mr. Boksen and Mr. Mintz, along with other portfolio managers, participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term; additional deferred compensation plans are provided to key investment professionals; Mr. Boksen and Mr. Mintz along with all employees receive benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. There is no difference between the method used to determine Mr. Boksen’s and Mr. Mintz’s compensation with respect to the Funds and other funds managed by Mr. Boksen and Mr. Mintz. Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. Mr. Boksen and Mr. Mintz also receive stock option awards as part of their annual bonus. These stock option awards vest over a three-year period. Mr. Boksen’s and Mr. Mintz’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen’s and Mr. Mintz’s benchmarks for evaluation purposes include LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

The Target Portfolio Trust  48

CONFLICTS OF INTEREST. Eagle currently holds a 51% ownership interest in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. and Eagle Aggressive Growth Partners Fund II L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership. On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership. Eagle’s portfolio managers manage other accounts with investment strategies similar to the Funds. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Funds. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics there are certain procedures in place to avoid conflicts of interest when the portfolio manager(s) and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for clients.

EARNEST Partners, LLC (EARNEST Partners)

COMPENSATION. EARNEST Partners: All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio managers. The firm is employee-owned.
CONFLICTS OF INTEREST. EARNEST Partners may be responsible for managing one or more of the Funds in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than the Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.

Epoch Investment Partners, Inc. (Epoch)
COMPENSATION. Portfolio managers and other investment professionals at Epoch are compensated through a combination of base salary, overall work performance bonus and equity ownership, if appropriate due to superior work performance and the performance of Epoch. The investment professional’s work performance is measured by Epoch, examining such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability and his or her ability to successfully interact with company management. Epoch avoids a compensation model that is driven by individual security performance and set against specific benchmarks, as this can lead to short term thinking which is contrary to Epoch’s value investment philosophy. Ultimately, equity ownership is the primary tool used by Epoch for attracting and retaining the best people. Shares are in the form of common stock subject to a vesting schedule.
CONFLICTS OF INTEREST. In Epoch’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Epoch’s other clients and/or accounts (together, the “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Epoch’s policy or procedure for handling them. Although Epoch has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.
The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Epoch seeks to minimize this by utilizing one investment approach (i.e., focus on free-cash flow), and by managing all Accounts on a strategy specific basis. Thus, all Accounts, whether they be fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Epoch has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Epoch may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.
 With respect to securities transactions for the Accounts, Epoch determines which broker to use to execute each order, consistent with its duty to seek best execution. Epoch will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Epoch may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Epoch may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.
Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Epoch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by Epoch’s Access Persons and their family members (as defined in the Code), whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to quarterly transaction reporting and annual holdings reporting requirements.
Epoch manages some Accounts under performance based fee arrangements. Epoch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Epoch generally requires portfolio decisions to be made on a product specific basis. Epoch also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Epoch requires average pricing of all aggregated orders. Finally, Epoch has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Emerald Mutual Fund Advisers Trust (Emerald)

COMPENSATION. Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan which includes a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an individual’s salary based on job performance.
Portfolio managers are evaluated quarterly based on one and three year rolling period investment performance relative to appropriate benchmark and peer group. In addition, evaluation involves profitability of product and other duties such as research, client servicing, etc. Research personnel are evaluated based on performance, adherence to the research process, idea generation, communication skills (both oral and written) and other team-oriented assignments. In addition, Emerald maintains a “firm-wide” bonus plan, where Emerald’s employees are compensated by operating units including portfolio management, research, marketing, client servicing, operations and staff support.

CONFLICTS OF INTEREST. There are no material conflicts of interest regarding portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other hand. All similar accounts trade together, and allocations are known prior to trade execution. In the event of partial fill on a trade order, the shares are pro-rated among accounts based on order size.
Hotchkis and Wiley Capital Management, LLC (HWCM)
COMPENSATION DISCLOSURE. Portfolio Managers of the Funds are supported by the full research team of HWCM. The investment team, including portfolio managers, is compensated in various forms, which may include a base salary, an annual bonus, and equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The Target Portfolio Trust  50

The investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.
Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of HWCM using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of HWCM’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.
The majority of the portfolio managers own equity in HWCM. HWCM believes that the employee ownership structure of HWCM will be a significant factor in ensuring a motivated and stable employee base going forward. HWCM believes that the combination of competitive compensation levels and equity ownership provides HWCM with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in HWCM receive their pro rata share of HWCM’s profits. Investment professionals may also receive contributions under HWCM’s profit sharing / 401(k) plan.

Finally, HWCM maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, HWCM has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of HWCM’s ownership from one generation to the next.

HWCM believes that its compensation structure / levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.
DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST. The Funds are managed by HWCM’s investment team (“Investment Team”). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.
Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.
Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.
J.P. Morgan Investment Management, Inc. (JP Morgan)
POTENTIAL CONFLICTS. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JP Morgan's and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
PORTFOLIO MANAGER COMPENSATION. JP Morgan's Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan's business as a whole.
Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

The Target Portfolio Trust  52

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
LSV Asset Management (LSV)
PORTFOLIO MANAGER COMPENSATION. LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm’s net income.
POTENTIAL CONFLICTS. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee and accounts in which employees may be invested. LSV has policies and procedures to monitor for this potential conflict and designed to ensure that investment opportunities are fairly allocated to all clients.
Lee Munder Capital Group, LLC. (LMCG)

COMPENSATION. Portfolio managers at LMCG are compensated through a combination of competitive base salary and incentive bonus. Bonuses are formula driven based on assets managed in the strategy, strategy revenues, and performance relative to peer groups. Incentive bonuses are not calculated on specific client or specific Fund assets. LMCG's incentive compensation plans for investment teams are dependent on actual composite performance for the strategy relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. The performance of the account composite is compared to that of this blended universe over one-year, three-year, and since-inception periods.
CONFLICTS OF INTEREST. LMCG’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by LMCG personnel for their own accounts potentially could conflict with the interest of clients. LMCG has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Marsico Capital Management, LLC (MCM)
PORTFOLIO MANAGER COMPENSATION. The compensation package for portfolio managers of MCM is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on MCM's profitability. Bonuses are typically based on two other primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.
Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, MCM's portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other MCM employees. MCM's portfolio managers also may be offered the opportunity to acquire equity interests in the firm's indirect parent company.
As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager's performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager's leadership within MCM's investment management team, contributions to MCM's overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

MATERIAL CONFLICTS. A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of MCM make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although MCM does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. MCM seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, MCM may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.
Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.
MCM has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because MCM advises multiple accounts. In addition, MCM monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of MCM, including MCM's Code of Ethics.
Massachusetts Financial Services Company (MFS)

COMPENSATION. Portfolio manager total cash compensation is reviewed annually. As of December 31, 2012, portfolio manager total cash compensation is a combination of base salary and performance bonus:

■	Base Salary—Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
■	Performance Bonus—Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2012, the following benchmarks were used to measure the portfolio manager's performance for the Fund and/or comparable accounts:

Portfolio Manager	Benchmark
Eric B. Fischman	Russell 1000 Growth Index
Additional or different benchmarks, including versions of indices, custom indices, and linked indices that include performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year

The Target Portfolio Trust  54

vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.
The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’ s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Fund.
When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

NFJ Investment Group LLC (NFJ)

COMPENSATION. Investment professional compensation is designed to align with our clients’ interests, attract, motivate and retain top talent, and encourage long-term stability. We aim to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, our compensation program includes base salary, an annual cash bonus, and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.
Base Salary. Investment professionals are provided a competitive base salary which reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions; and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.
Annual Cash Bonus. Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance, and individual contribution. Investment performance is measured relative to the relevant fund/strategy benchmark and/or peer group ranking through measurement periods that are trailing one, three, and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies, and investment turnover.
Long-Term Incentive. Allianz Global Investors’ long-term incentive plan is designed to align compensation of key staff, managers, and executives with longer-term company performance. Awards are granted annually with award appreciation determined by the earnings growth of Allianz Global Investors in the U.S. and globally. Each award has a three-year vesting schedule and is paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. Senior investment professionals receive a higher proportion of incentive compensation in long-term awards. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%-35% of senior portfolio manager total compensation.

CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
■	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
■	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
■	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other

The Target Portfolio Trust  56

clients. NFJ’ s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Funds.
As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, and a Proxy Voting Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Pacific Investment Management Company LLC (PIMCO)

COMPENSATION. PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
The Total Compensation Plan consists of three components:

■	Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

■	Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

■	Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.
In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.
In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

■	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

■	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
■	Amount and nature of assets managed by the portfolio manager;
■	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
■	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
■	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
■	Contributions to asset retention, gathering and client satisfaction;
■	Contributions to mentoring, coaching and/or supervising; and

■	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.
Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
REGULATORY AND LITIGATION MATTERS. PIMCO is not the subject of any lawsuit which can reasonably be expected to have a material adverse effect on PIMCO’s ability to provide investment management services.

Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)
COMPENSATION. The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

The Target Portfolio Trust  58

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.
All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit, as defined. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:
■	Performance of the strategy managed (both absolute and relative to peers)
■	Amount of revenue derived from the strategy managed
■	Contribution to the development and execution of the firm’s investment philosophy and process
■	Participation and effectiveness in performing client service activities and marketing initiatives
The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.
The contribution to the firm’ s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the Internal Revenue Service (the “IRS”) limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.
There is no distinction for purposes of compensation between the Funds and any other accounts managed.
CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a portion of the Funds may be presented with the following potential conflicts: 1) a conflict between the investment strategy of the Funds and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy; 2) a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Funds. Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.
Thornburg Investment Management, Inc. (Thornburg)
COMPENSATION. The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg Investment Management, Inc. (“Thornburg”) . Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager; multiple year historical total return of accounts managed by the portfolio manager, relative to market performance and single year historical total return of accounts managed by the portfolio manager.
CONFLICTS OF INTEREST. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:
■	Allocating a favorable investment opportunity to one account but not another.
■	Directing one account to buy a security before purchases through other accounts increase the price of the security in the market place.
■	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.
■	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.
Thornburg has informed the Funds that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of a Fund’s investments and the portfolio manager’s management of other accounts. Thornburg has also informed the Funds that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Wellington Management Company, LLP (Wellington Management)

COMPENSATION FOR MORTGAGE-BACKED SECURITIES PORTFOLIO (the “Fund”). Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and Prudential Investments LLC on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2012.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the Barclays Capital US MBS Fixed Rate Index over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garrett is a partner of the firm.
CONFLICTS OF INTEREST BETWEEN THE MORTGAGE-BACKED SECURITIES PORTFOLIO AND OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Garrett also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple

The Target Portfolio Trust  60

clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon (BNY), One Wall Street, New York, New York 10286, serves as Custodian for the Funds' portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Funds. Subcustodians provide custodial services for any foreign assets held outside the United States.
SECURITIES LENDING AGENT. Prudential Investment Management, Inc. (PIM) serves as securities lending agent for the Funds, and in that role administers the Funds' securities lending program. PIM is an affiliate of PI. For its services, PIM receives a portion of the amount earned by lending securities. The compensation received by PIM for services as securities lending agent for the three most recently completed fiscal years is set forth below.

Compensation Received by PIM for Securities Lending: Large Capitalization Growth Portfolio
	2012	2011	2010
	$11,680	$18,264	$10,094
Compensation Received by PIM for Securities Lending: Large Capitalization Value Portfolio
	2012	2011	2010
	$8,401	$7,277	$8,615
Compensation Received by PIM for Securities Lending: Small Capitalization Growth Portfolio
	2012	2011	2010
	$36,062	$46,121	$52,465
Compensation Received by PIM for Securities Lending: Small Capitalization Value Portfolio
	2012	2011	2010
	$372,961	$311,037	$265,127
Compensation Received by PIM for Securities Lending: International Equity Portfolio
	2012	2011	2010
	None	None	None
Compensation Received by PIM for Securities Lending: Total Return Bond Portfolio
	2012	2011	2010
	None	None	None
Compensation Received by PIM for Securities Lending: Intermediate-Term Bond Portfolio
	2012	2011	2010
	None	None	None
Compensation Received by PIM for Securities Lending: Mortgage-Backed Securities Portfolio
	2012	2011	2010
	None	None	None

TRANSFER AGENT. PMFS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Funds. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Funds and is reimbursed for its transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Funds' Board has appointed BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS), 301 Bellevue Parkway, Wilmington, Delaware 19809, as sub-transfer agent to the Funds. PMFS has contracted with BNYAS to provide certain administrative functions to PMFS. PMFS will compensate BNYAS for such services.

For the most recently completed fiscal year, the Funds incurred the following approximate amount of fees for services provided by PMFS:

Fees Paid to PMFS
Portfolio Name	Amount
Large Capitalization Growth	$158,000
Large Capitalization Value	$157,000
Small Capitalization Growth	$75,000
Small Capitalization Value	$265,000
International Equity	$162,000
Total Return Bond	$204,000
Intermediate-Term Bond	$8,000
Mortgage-Backed Securities	$4,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as independent registered public accounting firm for each of the five most recent fiscal years for the Trust, and in that capacity will audit the annual financial statements for the next fiscal year.
DISTRIBUTION OF FUND SHARES
DISTRIBUTOR. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Portfolio. The Distributor is a subsidiary of Prudential.
Pursuant to a Distribution and Service Plan (the Plan), adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Class R shares of those Portfolios offering Class R shares. The Distributor also incurs the expenses of distributing each Portfolio's Class T shares and International Equity Portfolio's Class Q shares under the Distribution Agreement, none of which are reimbursed or paid for by the Portfolios.
The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Portfolio shares, including sales promotion expenses.
Under the Plan, each Portfolio is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees,a Portfolio will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale ofFund shares and the maintenance of related shareholder accounts.
Distribution expenses attributable to the sale of Class R shares of a Portfolio are allocated to each such class based upon the ratio of sales of each such class to the combined sales of Class R and Class T shares of a Portfolio, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.
The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Board Members who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or in any agreement related to the Plan (the Rule 12b-1 Board Members), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Board Members or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Portfolio on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and

The Target Portfolio Trust  62

all material amendments are required to be approved by the Board in the manner described above. The Plan will automatically terminate in the event of its assignment. A Portfolio will not be contractually obligated to pay expenses incurred under the Plan if it is terminated or not continued.
Pursuant to the Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Portfolio by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Rule 12b-1 Board Members shall be committed to the Rule 12b-1 Board Members.
Pursuant to the Distribution Agreement,the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. In addition to distribution and service fees paid by a Portfolio under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Portfolios. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.
CLASS R SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class R Plan, a Portfolio may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect.

Large Capitalization Growth Portfolio: Amounts Received by Distributor
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$609,989
Large Capitalization Value Portfolio: Amounts Received by Distributor
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$609,585
Small Capitalization Growth Portfolio: Amounts Received by Distributor
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$286,997
Small Capitalization Value Portfolio: Amounts Received by Distributor
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$381,025
International Equity Portfolio: Amounts Received by Distributor
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$629,765
Total Return Bond Portfolio: Amounts Received by Distributor
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$773,641

Large Capitalization Growth Portfolio: Amounts Spent by Distributor
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent
CLASS R	$128	$0	$403,445	$403,573
Large Capitalization Value Portfolio: Amounts Spent by Distributor
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent
CLASS R	$62	$0	$403,095	$403,157
Small Capitalization Growth Portfolio: Amounts Spent by Distributor
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent
CLASS R	$62	$0	$189,814	$189,876

Small Capitalization Value Portfolio: Amounts Spent by Distributor
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent
CLASS R	$62	$14,530	$237,426	$252,018
International Equity Portfolio: Amounts Spent by Distributor
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent
CLASS R	$62	$0	$416,425	$416,487
Total Return Bond Portfolio: Amounts Spent by Distributor
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses**	Overhead Costs**	Total Amount Spent by Distributor
CLASS R	$71	$0	$511,340	$511,411

* Includes amounts paid to affiliated broker/dealers.
** Including sales promotion expenses.
FEE WAIVERS AND SUBSIDIES. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Funds. In addition, the Distributor may from time to time waive a portion of the distribution and service (12b-1) fees as described in the Prospectus. Fee waivers and subsidies will increase the Funds' total return.
PAYMENTS TO FINANCIAL SERVICES FIRMS. As described in the Funds' Prospectus, the Manager or certain of its affiliates (but not the Distributor) have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.

The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Manager, and/or certain of its affiliates, revenue sharing payments of more than $10,000 in calendar year 2012 for marketing and product support of the Funds and other Prudential Investments funds as described above.
■	Wells Fargo Advisors, LLC
■	Merrill Lynch Pierce Fenner & Smith Inc.
■	MSSB
■	Ameriprise Financial Services Inc.
■	UBS Financial Services Inc.
■	Raymond James
■	Fidelity
■	Principal Life Insurance Company
■	LPL Financial
■	Nationwide Financial Services Inc.
■	ADP Broker-Dealer Inc.
■	Commonwealth Financial Network
■	Great West (GWFS Equities Inc.)
■	AIG Advisor Group
■	Hartford Life
■	Matrix (MSCS Financial Services LLC)
■	Charles Schwab & Co. Inc.
■	Ascensus
■	Morgan Stanley/ADP
■	American United Life Insurance Company
■	Ohio National
■	MidAtlantic Capital Corp.
■	NYLIFE Distributors Inc.
■	T. Rowe Price Retirement Plan Services
■	Hartford Securities Distribution Company

The Target Portfolio Trust  64

■	John Hancock USA
■	Lincoln Retirement Services Company LLC
■	Diversified Investment Advisors
■	Benefit Trust Company
■	JP Morgan Retirement Plan Services, LLP
■	Security Benefit Life Insurance Company
■	RBC Capital Markets Corporation
■	Janney Montgomery & Scott Inc.
■	Hewitt Associates LLC
■	Mercer HR Services LLC
■	Genworth
■	Newport Retirement Plan Services Inc.
■	1st Global Capital Corp.
■	TD Ameritrade Trust Company
■	JP Morgan Chase Bank, N.A.
■	Reliance Trust Company
■	Securities America Inc.
■	Morgan Keegan & Co.
■	ING Advisors Network—Financial Network Investment Corporation
■	Vanguard Group Inc.
■	CPI Qualified Plan Consultants Inc.
■	Massachusetts Mutual Life Insurance Company
■	Oppenheimer & Co.
■	VALIC Retirement Services Company
■	Daily Access Corporation
■	ING Institutional Plan Services LLC
■	ING
■	Wilmington Trust Company
■	ING Advisors Network—Multi-Financial Securities Corporation
■	ExpertPlan Inc.
■	ING Advisors Network—PrimeVest Financial Services
■	AXA Equitable Life Insurance Company
■	United Planners Financial Services of America
■	Charles Schwab Trust Company
■	Northern Trust
■	Woodbury
■	Wilmington Trust Retirement and Institutional Services Company
■	National Security Life
■	Sammons Retirement Solutions Inc.

COMPUTATION OF OFFERING PRICE PER SHARE

Using the net asset value at October 31, 2012, the offering prices of Fund shares were as follows:

Offering Price Per Share
Portfolio Name	Net Asset Value, Offering Price, and Redemption Price
Large Capitalization Growth
Class T	$14.87
Class R	$14.70
Large Capitalization Value
Class T	$11.12
Class R	$11.06
Small Capitalization Growth
Class T	$11.90
Class R	$11.56

Offering Price Per Share
Portfolio Name	Net Asset Value, Offering Price, and Redemption Price
Small Capitalization Value
Class T	$21.39
Class R	$21.21
International Equity
Class T	$11.41
Class R	$11.36
Class Q	$11.42
Total Return Bond
Class T	$11.60
Class R	$11.51
Intermediate Term Bond
Class T	$10.85
Mortgage-Backed Securities
Class T	$10.83

PORTFOLIO TRANSACTIONS & BROKERAGE

The Funds have adopted a policy pursuant to which the Funds and their Manager, subadvisers and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Funds have adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Funds, the Manager and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Funds and is not influenced by considerations about the sale of Fund shares. For purposes of this section, the term “Manager” includes the subadvisers.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, one of the Manager's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.
In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Funds will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Funds, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Funds may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

The Target Portfolio Trust  66

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment-related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Funds. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Funds and their other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Manager deems the purchase or sale of equities to be in the best interests of the Funds or their other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Funds' Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Funds, will not significantly affect the Funds' ability to pursue their present investment objectives. However, in the future in other circumstances, the Funds may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliate may act as a broker or futures commission merchant for the Funds. In order for an affiliate of the Manager to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Board Members, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, an affiliate may not retain compensation for effecting transactions on a national securities exchange for the Funds unless the Funds have expressly authorized the retention of such compensation. The affiliate must furnish to the Funds at least annually a statement setting forth the total amount of all compensation retained by the affiliate from transactions effected for the Funds during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the affiliate by applicable law. Transactions in options by the Funds will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Set forth below is information concerning the payment of commissions by the Funds, including the amount of such commissions paid to any affiliate for the indicated fiscal years or periods:

Large Capitalization Growth Portfolio
	2012	2011	2010
Total brokerage commissions paid by the Portfolio	$173,960	$287,736	$449,897
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A

Large Capitalization Value Portfolio
	2012	2011	2010
Total brokerage commissions paid by the Portfolio	$137,839	$121,791	$106,334
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A
Small Capitalization Growth Portfolio
	2012	2011	2010
Total brokerage commissions paid by the Portfolio	$129,235	$124,738	$130,886
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A
Small Capitalization Value Portfolio
	2012	2011	2010
Total brokerage commissions paid by the Portfolio	$854,726	$715,408	$689,990
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A
International Equity Portfolio
	2012	2011	2010
Total brokerage commissions paid by the Portfolio	$105,030	$104,342	$104,279
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A
Total Return Bond Portfolio
	2012	2011	2010
Total brokerage commissions paid by the Portfolio	$0	$3,473	$15,207
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A
Intermediate-Term Bond Portfolio
	2012	2011	2010
Total brokerage commissions paid by the Portfolio	$63	$3,161	$16,814
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A
Mortgage-Backed Securities Portfolio
	2012	2011	2010
Total brokerage commissions paid by the Portfolio	$0	$260	$459
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A

The Target Portfolio Trust  68

The Funds are required to disclose their holdings of securities of their regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of the most recently completed fiscal year. As of the most recently completed fiscal year, the Funds held the following securities of their regular brokers and dealers.

Portfolio Name	Broker-Dealer	Equity or Debt	Amount
Large Capitalization Growth	None

Large Capitalization Value	JPMorgan Chase & Co.	E	$5,072,456
	Citigroup Global Markets, Inc.	E	$2,643,211
	Banc of America Securities LLC	E	$1,958,002
	Goldman Sachs & Co.	E	$1,187,183

Small Capitalization Growth	None

Small Capitalization Value	Jefferies & Company	E	$4,428,640

International Equity	Deutsche Bank Securities, Inc.	E	$3,036,852
	Barclays Investments, Inc	E	$891,027
	Credit Suisse Securities (USA) LLC	E	$792,847
	UBS Securities LLC	E	$488,677

Total Return Bond	Morgan Stanley	D	$9,232,430
	Citigroup Global Markets, Inc.	D	$7,731,548
	Barclays Investments, Inc.	D	$7,017,312
	Banc of America Securities LLC	D	$6,087,583
	JPMorgan Chase & Co.	D	$4,234,881
	Goldman Sachs & Co.	D	$2,035,850

Intermediate-Term Bond	Banc of America Securities LLC	D	$6,886,291
	Credit Suisse Securities (USA) LLC	D	$4,462,552
	JPMorgan Chase & Co.	D	$4,107,162
	Goldman Sachs & Co.	D	$3,886,944
	Royal Bank of Scotland	D	$2,351,381
	Citigroup Global Markets, Inc.	D	$1,739,793
	Morgan Stanley	D	$1,236,864
	Barclays Investments, Inc.	D	$534,000

Mortgage-Backed Securities	Banc of America Securities LLC	D	$1,074,143
	JPMorgan Chase & Co.	D	$307,760
	Goldman Sachs & Co.	D	$208,282
	Citigroup Global Markets, Inc.	D	$155,400
	Morgan Stanley	D	$145,835
	Credit Suisse Securities (USA) LLC	D	$18,548

ADDITIONAL INFORMATION
FUND HISTORY. The Trust, organized as a statutory trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a “business trust.”
The International Bond Portfolio, which was a series of the Trust, was liquidated in June 2010 and no longer exists.

The U.S. Government Money Market Portfolio, which was a series of the Trust, was liquidated in February 2011 and no longer exists.
DESCRIPTION OF SHARES AND ORGANIZATION. The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of each Portfolio are entitled to vote as a class only to the extent required by the provisions of the 1940 Act or as otherwise permitted by the Board Members in their sole discretion.
Pursuant to the 1940 Act, shareholders of each Portfolio must approve changes in certain investment policies of a Portfolio.
In accordance with the Trust's Agreement and Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine.
Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Trust's shares do not have cumulative voting rights for the election of Board Members.
The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust's outstanding shares for the purpose of voting on the removal of one or more Board Members or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
To the knowledge of the Funds, the following persons/entities owned beneficially or of record 5% or more of any class of Fund shares as of the date indicated:

Prinicipal Portfolio Shareholders (as of January 25, 2013)
Portfolio Name	Shareholder Name	Address	Share Class	No. of Shares/ % of Portfolio
Large Capitalization Growth	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	4,834,014 / 92.54%
	PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA	280 Trumbull Street Hartford, CT 06103	R	9,146,455 / 100%
Large Capitalization Value	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	6,550,975 / 93.29%
	PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA	280 Trumbull Street Hartford, CT 06103	R	12,384,369 / 100%
Small Capitalization Growth	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	2,813,155 / 93.96%
	PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA	280 Trumbull Street Hartford, CT 06103	R	5,615,088 / 100%
Small Capitalization Value	NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans	440 Mamaroneck Ave Harrison, NY 10528	T	9,893,414 / 18.12%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	4,776,098 / 8.75%
	Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan	100 Magellan Way # KW1C Convington, KY 41015	T	4,962,186 / 9.09%
	Mori & Co	911 Main Street, Ste 201 Kansas City, MO 64105	T	4,702,559 / 8.61%
	PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA	280 Trumbull Street Hartford, CT 06103	R	3,618,880 / 88.25%

The Target Portfolio Trust  70

Prinicipal Portfolio Shareholders (as of January 25, 2013)
Portfolio Name	Shareholder Name	Address	Share Class	No. of Shares/ % of Portfolio
Intermediate Term Bond	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	12,337,760 / 83.47%
International Equity	PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA	280 Trumbull Street Hartford, CT 06103	R	13,505,120 / 100%
	Prudential Bank and Trust TTEE FBO New York Metro Transit Authority C/O Andrew F Levesque	280 Trumbull Street One Commercial Plaza Hartford, CT 06103	Q	10,855,460 / 99.99%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	5,202,696 / 94.70%
Total Return Bond	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	21,512,065 / 90.44%
	PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA	280 Trumbull Street Hartford, CT 06103	R	16,890,264 / 99.99%
Mortgage-Backed Securities	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	3,479,923 / 84.10%

As of the date of this SAI, the Board Members and Officers of the Funds, as a group, owned less than 1% of the outstanding shares of the Funds.
FINANCIAL STATEMENTS

The financial statements for The Target Portfolio Trust for the fiscal year ended October 31, 2012 incorporated in this SAI by reference to the 2012 annual report to shareholders (File No. 811-7064), have been derived from our financial statements that were audited by KPMG LLP, an independent registered public accounting firm. You may obtain a copy of the annual report at no charge by request to the Funds by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

PART II
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
SHARE CLASSES. The Funds may offer shares of one or more classes to investors. Not every share class described in this SAI may be offered, and investors should consult their Prospectus for specific information concerning the share classes that are available to them.
Shares of the Funds may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class R, Class Y and Class Z shares, if offered, are offered only to a limited group of investors at NAV without any sales charges.

Additional or different classes of shares may also be offered, including Class F, Class I, Class Q, Class R and Class X shares. If offered, specific information with respect to these share classes is set forth in the Prospectus and SAI.

For more information, see “ How to Buy, Sell and Exchange Fund Shares —How to Buy Shares” in the Prospectus.
PURCHASE BY WIRE. For an initial purchase of shares of the Funds by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Funds' Custodian.
If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time), on a business day, you may purchase shares of the Funds as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.
In making a subsequent purchase order by wire, you should wire the Funds' Custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name, individual account number, Direct Deposit Account (DDA) Number and the Fund's Bank Account registration. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.
ISSUANCE OF FUND SHARES FOR SECURITIES. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Funds, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Funds' Manager.
MULTIPLE ACCOUNTS. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under “How to Buy and Sell Fund Shares—How to Buy Shares” are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.
REOPENING AN ACCOUNT. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.
RESTRICTIONS ON SALE OF FUND SHARES. The Funds may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Funds of securities owned by it the Funds not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

The Target Portfolio Trust  72

REDEMPTION IN KIND. The Funds may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Funds, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Funds, however, have elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Funds during any 90-day period for any one shareholder.
RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under “Reducing or Waiving Class A's Initial Sales Charge” in the Prospectus, may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Investments mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with PMFS and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge). The Distributor, your broker or PMFS must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings. This does not apply to Prudential MoneyMart Assets, Inc.
SALE OF SHARES. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by PMFS in connection with investors' accounts) by PMFS, the Distributor or your broker. See “Net Asset Value” below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described in “Contingent Deferred Sales Charge” below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Funds compute their NAV for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. Eastern time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Funds.
All correspondence and documents concerning redemptions should be sent to the Funds in care of PMFS, P.O. Box 9658, Providence, Rhode Island 02940, to the Distributor or to your broker.
If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by PMFS, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to PMFS must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Funds in care of PMFS, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.
Payment for redemption of recently purchased shares will be delayed until the Funds or PMFS has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by PMFS. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.
SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on PMFS’ records, (4) are to be paid to a corporation, partnership, trust or fiduciary, or (5) are to be paid due to the death of the shareholder or on behalf of the shareholder, and your shares are held directly with PMFS, the signature(s) on the redemption request or stock power must be medallion signature guaranteed. The medallion signature guarantee must be obtained from an authorized officer of a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. PMFS reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. PMFS also reserves the right to request additional information from, and make reasonable inquires of, any institution that provides a medallion signature guarantee. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in PMFS's records, a medallion signature guarantee is not required.
Payment for shares presented for redemption will be made by check within seven days after receipt by PMFS, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $100 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $100, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. The money would generally be received by your bank within one business day of the redemption. Redemption proceeds of less than $500 will be sent by ACH to your bank which must be a member of the Automated Clearing House (ACH) system. The money would generally be received by your bank within three business days of the redemption. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Funds prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “How to Buy, Sell and Exchange Fund Shares-Telephone Redemptions or Exchanges” in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.

INVOLUNTARY REDEMPTION. If the value of your account with PMFS is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an individual retirement account (IRA) or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan (AIP) accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts with the same registration associated with multiple share classes within the Fund, or (iv) clients with assets more than $50,000 across the Prudential Investments family of mutual funds. “Client” for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors.

ACCOUNT MAINTENANCE FEE. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing lower balance accounts, if the value of your account with PMFS is less than $10,000, a $15 annual account maintenance fee (“account maintenance fee”) will be deducted from your account. The account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. The account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts for which you have elected to receive your account statements, transaction confirmations, prospectuses, and fund shareholder reports electronically rather than by mail, (iii) omnibus accounts or other accounts for which the dealer is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the Prudential Investments family of mutual funds. “Client” for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors or other financial intermediary.

90 DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Funds at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption in Class A, Class B or Class C will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify PMFS, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See “ Contingent Deferred Sales Charge” below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGE (CDSC). Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. (Note: For Prudential Short-Term Corporate Bond Fund, Inc. only, investors who purchase $1 million or more of Class A shares and then sell these shares within 18 months of purchase are subject to a 0.50% CDSC).

The Target Portfolio Trust  74

The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see “Qualifying for Class Z Shares” in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period (or a four-year period in the case of Prudential Short-Term Corporate Bond Fund, Inc.). Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares (or four years in the case of Short-Term Corporate Bond Fund, Inc. Class B shares), and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.
The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class B, Class F or Class C shares of a money market fund. See “Shareholder Services—Exchange Privileges” below.
In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B and Class F shares (four years in the case of Prudential Short-Term Corporate Bond Fund, Inc.) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.
For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.
WAIVER OF CDSC—CLASS B AND CLASS F SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.
The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.
For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1∕2. The distribution form must be signed by the shareholder.
Finally, the CDSC will be waived to the extent you exchange your shares for shares of other Prudential Investments mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund. See “ Shareholder Services—Exchange Privileges,” below, for more information regarding the Exchange Privilege.
SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. PMFS will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold of 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Board Members of the Funds.
You must notify PMFS either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.
PMFS reserves the right to request such additional documents as it may deem appropriate.
WAIVER OF CDSC—CLASS C SHARES. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or record keeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential Retirement at (800) 353-2847.

AUTOMATIC CONVERSION OF CLASS B, CLASS F, AND CLASS X SHARES. Class B, Class F, and Class X shares will automatically convert to Class A shares as set forth below:
■	Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
■	Class F shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
■	Class X shares will automatically convert to Class A shares on a monthly basis approximately ten years after purchase.
Note: Class B shares of Prudential Short-Term Corporate Bond Fund, Inc. will automatically convert to Class A shares on a quarterly basis approximately five years after purchase.

The number of Class B, Class F, and Class X shares eligible to convert to Class A shares will be the total number of shares that have completed their Class B, Class F, and Class X aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B and Class F shares and a proportionate number of shares acquired through reinvestment of dividends for Class X shares.
Since annual distribution-related fees are lower for Class A shares than Class B, Class F, and Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class F, and Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B, Class F, and Class X shares converted.
For purposes of calculating the applicable holding period for conversions, for Class B and Class F shares previously exchanged for shares of a money market fund, the time period during which such shares were held in a money market fund will be excluded for the Class B and Class F shares. For example, Class B and Class F shares held in a money market fund for one year would not convert to Class A shares until approximately eight years. Class B and Class F shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchaser of such shares.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the IRS (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class F, Class I, Class R, Class X, Class Y and Class Z shares will not constitute “preferential dividends” under the Code and (2) that the conversion of shares does not constitute a taxable event for federal income tax purposes. The conversion of Class B, Class F, and Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class F, and Class X shares of the Funds will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the tax consequences of the conversion or exchange of shares.
Class A, Class Z and Class R shares may be converted to Class Q shares under certain limited circumstances. Please contact PMFS at (800) 225-1852 for more details.

NET ASSET VALUE

The price an investor pays for a Fund share is based on the share value. The share value—known as the net asset value per share or NAV—is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Funds will compute their NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, the Funds will value the Funds' futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Funds may not compute their NAV on days on which no orders to purchase, sell or exchange shares of the Funds have been received or on days on which changes in the value of the Funds' portfolio securities do not materially affect its NAV. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

The Target Portfolio Trust  76

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and NASDAQ System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.
OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or Manager under procedures established by and under the general supervision of the Funds' Board.
Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Funds. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the subadviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity / illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids / offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential Investments mutual funds; and such other factors as may be determined by the subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or Manager believes were priced incorrectly.
A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Funds' portfolio securities to no longer reflect their value at the time of the Funds' NAV calculation. On a day that the Manager may determine that one or more of the Funds' portfolio securities constitute Fair Value Securities, the Manager’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Funds' NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one percent or more of the Funds' daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification.
In addition, the Funds use a service provided by a pricing vendor to fair value Foreign Fair Value Securities, which are securities that are primarily traded in non-U.S. markets and subject to a valuation adjustment upon the reaching of a valuation “trigger” determined by the Board. The fair value prices of Foreign Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the U.S. market and the non-U.S. market on which the securities trade.

The Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Funds could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the Funds determines their NAV per share.

Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term debt  securities with remaining maturities of more than 60 days for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).
Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the “Proxy”) of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as Proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.
Generally, we will value the Funds' futures contracts at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.
If the Funds declare dividends daily, the net asset value of each class of shares of the Funds will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.
SHAREHOLDER SERVICES
Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by PMFS. Share certificates are no longer issued for shares of the Funds. The Funds furnish to shareholders the following privileges and plans:
AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds at NAV per share. An investor may direct PMFS in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to PMFS within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by PMFS. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.
EXCHANGE PRIVILEGES. The Funds furnish to shareholders the privilege of exchanging their shares of the Funds for shares of certain other Prudential Investments mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Investments mutual funds may also be exchanged for shares of the Funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Investments mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.
It is contemplated that the exchange privilege may be applicable to new Prudential Investments mutual funds, the shares of which may be distributed by the Distributor.

The Target Portfolio Trust  78

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to PMFS and hold shares in non-certificated form. Thereafter, you may call the Funds at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to authenticate your account. A written confirmation of the exchange transaction will be sent to you. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.
If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.
If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares” above.
You may also exchange shares by mail by writing to PMFS, P.O. Box 9658, Providence, RI 02940.
In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS at the address noted above.
Class A shares: Shareholders of the Funds may exchange their Class A shares for Class A shares of certain other Prudential Investments mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Investments mutual funds participating in the exchange privilege.
The following money market fund participates in the Class A exchange privilege: Prudential MoneyMart Assets, Inc. (Class A shares).
Participants in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, for which the Funds are an available option, may have their Class A shares, if any, exchanged for Class Z shares of the Funds, if available as an investment option, when they elect to have those assets become a part of the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) may be exchanged for Class A shares of the Funds at net asset value if Class Z shares are not available to the shareholder as an investment option outside the program. Contact your program sponsor or financial intermediary with any questions.
Class B, Class C and Class F shares: Shareholders of the Funds may exchange their Class B and Class C shares of the Funds for Class B and Class C shares, respectively, and Class F shareholders may exchange their Class F shares for Class B shares of certain other Prudential Investments mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class B, Class C or Class F shares were held in a money market fund.
Class B, Class C and Class F shares may also be exchanged for shares of Prudential MoneyMart Assets, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. For purposes of calculating the seven year holding period applicable to the Class B and Class F conversion feature, the time period during which Class B and Class F shares were held in a money market fund will be excluded.
At any time after acquiring shares of other funds participating in the Class B or Class C or Class F exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C or Class F shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C or Class F exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C or Class F shares of other funds without being subject to any CDSC.

Class X shares: Shareholders of the Funds may exchange their Class X shares for Class X shares of certain other Prudential Investments mutual funds. No fee or sales load will be imposed upon the exchange. Shares of any fund participating in the Class X exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class X shares of other funds without being subject to any CDSC.

Class Q shares: Class Q shares may be exchanged for Class Q shares of other Prudential Investments mutual funds.

Class R shares: Class R shares may be exchanged for Class R shares of other Prudential Investments mutual funds.
Class Z shares: Class Z shares may be exchanged for Class Z shares of other Prudential Investments mutual funds.
Shareholders who qualify to purchase Class Z shares may have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares upon notification. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify PMFS either directly or through Wells Fargo Advisors, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.
Participants in any fee-based program for which the Funds are an available option may arrange with the Transfer Agent or their recordkeeper to have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), the participant may arrange with the Transfer Agent or their recordkeeper to have such Class Z shares acquired through participation in the program exchanged for Class A shares at net asset value. Similarly, participants in Wells Fargo Advisors' 401(k) Plan for which the Funds' Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wells Fargo Advisors 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) may arrange with the Transfer Agent or their recordkeeper to have their Class Z shares exchanged for Class A shares at NAV.
Additional details about the exchange privilege and prospectuses for each of the Prudential Investments mutual funds are available from PMFS, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and the Funds, or the Distributor, have the right to reject any exchange application relating to the Funds' shares.
AUTOMATIC INVESTMENT PLAN (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Funds by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Funds. The investor's bank must be a member of the Automated Clearing House System.
Further information about this program and an application form can be obtained from PMFS, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available to shareholders through the Distributor, PMFS or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A (in certain instances), Class B, Class C, Class F, or Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

PMFS, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time.
Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.
Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.
MUTUAL FUND PROGRAMS. From time to time, the Funds may be included in a mutual fund program with other Prudential Investments mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Funds may waive or reduce the minimum initial investment requirements in connection with such a program.

The Target Portfolio Trust  80

The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.
TAX-DEFERRED RETIREMENT PROGRAMS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and “tax-deferred accounts” under Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or PMFS.
Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.
TAXES, DIVIDENDS AND DISTRIBUTIONS
The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.
QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.
Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.
In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as such term is defined in the Code).
Each Fund must also satisfy an asset diversification test on a quarterly basis. Failure to do so may result in a Fund being subject to penalty taxes, being required to sell certain of its positions, and may cause the Fund to fail to qualify as a regulated investment company. Under this asset diversification test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or (y) one or more “qualified publicly traded partnerships” (as such term is defined in the Code).

A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of ten years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98.2% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.
Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.
Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment companies (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Target Portfolio Trust  82

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.
Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “ substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement.
Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be “marked to market” for federal income tax purposes at the end of a Fund’s taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund’s taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.
Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “ qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder’s proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as PFICs under the Code), the Fund may be subject to federal income tax on a portion of any “excess distribution” from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.
Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.
A Fund may invest in REITs. Such Fund’s investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.
Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Under current law, if a charitable remainder trust (defined in Section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated

The Target Portfolio Trust  84

investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the capital gain income tax rate. The amount of dividend income that may be reported by a Fund as qualified dividend income will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income or exempt interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.
Dividends paid by a Fund that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in (1) state, municipal and other bonds that are excluded from gross income for federal income tax purposes or (2) interests in other regulated investment companies, and, in each case, as long as the Fund properly reports such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt interest dividends with respect to any share of a Fund (other than a Fund that declares income dividends daily and pays such dividends at least as frequently as monthly) and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “ substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from a Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to the federal “branch profits” tax, or the federal “excess net passive income” tax.

A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a “capital gain dividend,” it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held its shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below. Distributions in excess of a Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. A Fund’s capital loss carryforwards, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryforwards offset current year realized gains. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards if any may be subject to limitation.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund’s shares by the amount of the distribution. If the net asset value is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.
SALE OR REDEMPTION OF SHARES. A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) before January 31 of the calendar year following the calendar year in which the original stock was disposed of, (2) pursuant to a reinvestment right received upon the purchase of the original shares and (3) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder’s basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares.

Capital gain of a non-corporate U.S. shareholder is generally taxed at a federal income tax rate of up to 15% for individuals with incomes below $400,000 ($450,000 if married filing jointly) and 20% for any income above such levels that is long-term capital gain, where the property is held by the shareholder for more than one year. These income thresholds will be adjusted annually for inflation. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Cost Basis Reporting. Effective January 1, 2012, mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The new cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The new regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. To calculate the gain or loss on shares sold, you need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. The Fund’s Transfer Agent supports several different cost basis methods from which you may select a cost basis method you believe best suited to your needs. If you decide to elect the Transfer Agent’s default method, which is average cost, no action is required on your part. For shares acquired on or after January 1, 2012, if you change your cost basis method, the new method will apply to all shares in the account if you request the change prior to the first redemption. If, however, you request the change after the first redemption, the new method will apply to shares acquired on or after the date of the change. Keep in mind that the Fund’s Transfer Agent is not required to report cost basis information to you or the IRS on shares acquired before January 1, 2012. However, the Transfer Agent will provide this information to you, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to you by the Transfer Agent and not transmitted to the IRS.

The Target Portfolio Trust  86

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of all dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided the Fund with either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other exempt recipient. In addition, dividends and capital gain dividends made to corporate United States holders may be subject to information reporting and backup withholding. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
MEDICARE CONTRIBUTION TAX. For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A Fund shareholder’s net investment income will generally include dividend income from the Fund and net gains from the disposition of Fund shares, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. person that is an individual, estate or trust, you are urged to consult your tax advisers regarding the applicability of the Medicare contribution tax to your income and gains in respect of your investment in the Fund shares.
FOREIGN SHAREHOLDERS. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, net capital gain dividends, exempt interest dividends, and amounts retained by the Fund that are reported as undistributed capital gains.
The foregoing applies when the foreign shareholder’s income from a Fund is not effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividend income, net capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

For taxable years beginning before January 1, 2014, distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to a REIT’s distribution to a Fund of a gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceed certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one-year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund before January 1, 2014 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2013, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.
FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of (1) stock or securities of foreign issuers or (2) interests in other regulated investment companies, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.
If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund’s income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as “passive” or “ general” income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund’s foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met at both the Fund and the shareholder levels.
A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmission to the IRS.

STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

The Target Portfolio Trust  88

CAPITAL LOSS CARRYFORWARDS. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Portfolios are permitted to carryforward capital losses incurred in the fiscal year ended October 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following Portfolios utilized pre-enactment losses to offset net taxable gains realized in the fiscal year ended October 31, 2012 of approximately:

Large Capitalization Growth	$16,766,000
Large Capitalization Value	$22,984,000
Small Capitalization Growth	$3,356,000
Mortgage Backed Securities	$650,000
Total Return Bond	$527,000
No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2012, the pre- and post-enactment losses were approximately:

Post-Enactment Losses:
International Equity	$8,104,000
Pre-Enactment Losses: Expiring October 31,
	2014	2015	2016	2017	2018	2019	Total
Large Capitalization Growth	—	—	—	$20,877,000	—	—	$20,877,000
Large Capitalization Value	—	—	—	$60,323,000	$221,000	—	$60,544,000
Small Capitalization Growth	—	—	—	$25,602,000	—	—	$25,602,000
International Equity	—	—	$1,524,000	$28,616,000	—	$2,738,000	$32,878,000
Mortgage Backed Securities	$807,000	$900,000	$531,000	$958,000	—	—	$3,196,000
DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds' portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Funds' annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Funds' annual and semi-annual reports are posted on the Funds' website at www.prudentialfunds.com. The Funds' portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Funds' first and third fiscal quarters, and may be accessed at www.sec.gov.
The Funds generally post on the website a detailed list of the Funds' portfolio holdings as of the end of each calendar month no sooner than approximately three business days prior to the end of the following month. The detailed list of portfolio holdings will generally remain available on the website for approximately one month, at which time the list will be replaced. (Note: The Target Portfolio Trust and the Target Asset Allocation Funds do not post portfolio holdings as of the end of each calendar month).
In addition, the Funds may also release their top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the website and will generally be available for viewing until replaced at the end of the subsequent quarter. However, if a money market fund is required to release any such information on a more frequent basis pursuant to Rule 2a-7, then the money market fund will release such information in a manner consistent with Rule 2a-7.
Portfolio holdings information which appears on the Funds' website may also be made available in printed form. When authorized by the Funds' Chief Compliance Officer and another officer of the Funds, portfolio holdings information may be disseminated more frequently or at different periods than as described above.
The Funds have entered into ongoing arrangements to make available information about the Funds' portfolio holdings. Parties receiving this information may include intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for the Funds, rating and ranking organizations, and certain affiliated persons of the Funds, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:
1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail, staleness). The request shall address whether there are any conflicts of interest between Fund shareholders and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Funds.
2. The request shall be forwarded to the Chief Compliance Officer of the Funds, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of the Funds must be executed with the recipient of the fund holdings information.
4. An officer of the Funds shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.
5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.
6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Funds' custodian bank(s).
As of the date of this SAI, the Funds will provide:
1. Traditional External Recipients/Vendors
■	Full holdings on a daily basis to Institutional Shareholder Services (ISS), Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;
■	Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;
■	Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the Subadviser has responsibility;
■	Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and
■	Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.
2. Analytical Service Providers
■	Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
■	Full holdings on a daily basis to FactSet Research Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;
■	Full holdings on a daily basis to Performance Explorer Limited (investment research provider for funds engaged in securities lending) at the end of each day, for certain funds;
■	Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected Prudential Investments Funds only);
■	Full holdings to Frank Russell Company (investment research provider) at the end of each month (Prudential Jennison Small Company Fund, Prudential Variable Contract Accounts -2 and -10 only);
■	Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Prudential Jennison Growth Fund and certain other selected Prudential Investments Funds only);
■	Full holdings on a daily basis to Brown Brothers Harriman & Co. (operations support) (Prudential Financial Services Fund only);
■	Full holdings on a daily basis to Markit WSO Corporation (certain operational functions)(Prudential Financial Services Fund only);
■	Full holdings on a daily basis to Investment Technology Group, Inc. (analytical service provider) (Prudential Financial Services Fund only);
■	Full holdings on a daily basis to State Street Bank and Trust Company (operations service provider) (Prudential Financial Services Fund only); and
■	Full holdings on a quarterly basis to Prudential Retirement Services / Watson Wyatt Investment Retirement Services (401(k) plan recordkeeping) approximately 30 days after the close of the Fund's fiscal quarter-end (Prudential Jennison Growth Fund only).

The Target Portfolio Trust  90

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Chief Compliance Officer and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.
Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Funds to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Funds, in lieu of cash, in conformity with the rules of the SEC and procedures adopted by the Board. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Funds, see “Purchase, Redemption and Pricing of Fund Shares—Redemption in Kind.”
The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Funds' disclosure of portfolio holdings to the Chief Compliance Officer.
There can be no assurance that the policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING
The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Manager is authorized by the Funds to delegate, in whole or in part, their proxy voting authority to the investment subadviser(s) or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Funds. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Funds should a proxy issue potentially implicate a conflict of interest between the Funds and the Manager or its affiliates.
The Manager delegates to the Funds' Subadviser(s) the responsibility for voting proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Funds, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Funds and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Funds and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ending June 30 is available without charge on the Funds' website and on the SEC's website at www.sec.gov.
A summary of the proxy voting policies of the Subadviser(s) is set forth in its respective Appendix to this SAI.
CODES OF ETHICS
The Board has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributors have each adopted a Code of Ethics. The Codes of Ethics apply to access persons (generally, persons who have access to information about the Funds' investment program) and permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds. However, the protective provisions of the Codes of Ethics prohibit certain investments and limit such personnel from making investments during periods when the Funds are making such investments. The Codes of Ethics are on public file with, and are available from, the SEC.
APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISERS

BROWN ADVISORY, LLC

Brown Advisory shall vote proxies consistent with its Proxy Policy, a summary of which follows.  Generally, the firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues.  Clients may, at any time, opt to change voting authorization.  Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will forward such materials to the party identified by client.
Routine Matters
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  However, the position of the issuer’ s management will not be supported in any situation where it is determined not to be in the best interests of the client.
Election of Directors:  Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.
Appointment of Auditors:  Management recommendations shall generally be supported.
Changes in State of Incorporation or Capital Structure:  Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.
Non-Routine Matters
Corporate Restructurings, Mergers and Acquisitions:  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.
Proposals Affecting Shareholder Rights:  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.
Anti-takeover Issues:  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the firm.
 Executive Compensation:  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Political Issues:  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.
Conflicts of Interest
A “conflict of interest,” means any circumstance when the firm or one of its affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted.  The firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters Consistent with Policy.  The firm may vote proxies for routine matters as required by this Policy.
Immaterial Conflicts:  The firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.

The Target Portfolio Trust  92

Material Conflicts and Non-Routine Matters:  If the firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, the firm may abstain.  The firm may also abstain from voting proxies in other circumstances, including, for example, if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.
EAGLE ASSET MANAGEMENT, INC.
Eagle Proxy Voting Policy. The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of clients with the overall goal of maximizing the growth of our clients’ assets. Toward that end, Eagle has developed a comprehensive and detailed set of proxy voting guidelines, which our portfolio managers use to vote proxies in securities held in client accounts.
Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals, which we believe are detrimental to the underlying value of our clients’ positions.
We usually oppose proposals that dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.
In voting proxies of securities held in client accounts, Eagle’s portfolio managers almost always recommend votes in accordance with the guidelines. By following predetermined voting guidelines, Eagle believes it will avoid any potential conflicts of interests, which would otherwise affect proxy voting. On the rare occasion where a manager recommends a vote contrary to Eagle’s guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding mandate to vote proxies in the best interests of clients and to avoid conflicts of interests.
A copy of Eagle’s complete proxy voting policy and guidelines can be obtained by calling 800-237-3101. If you have any questions about these guidelines, or would like to know how your shares were voted, please contact our Compliance Department at 800-237-3101.
EARNEST PARTNERS, LLC
Proxy Policies
As a general rule, EARNEST Partners (the “Adviser”) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.
In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:
■	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
■	The Adviser will not announce its voting intentions or the reasons for a particular vote.
■	The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
■	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
■	All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.
Proxy Procedures
The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.
A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:
EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772
The Adviser reserves the right to change these policies and procedures at any time without notice.
EPOCH INVESTMENT PARTNERS, INC.
Proxy Voting and Class Action Monitoring Policy
Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of clients to do so.
Epoch does not complete proofs-of-claim on behalf of clients for current or historical holdings; however, Epoch will assist clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of Epoch.
In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services, Inc. (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voting consistent with the Firm’s fiduciary duties.
Procedures for Lent Securities and Issuers in Share-blocking Countries
At times, neither Epoch nor ISS will be allowed to vote proxies on behalf of Clients when those clients have adopted a securities lending program. The Firm recognizes that clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that the Firm becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, the Firm will make reasonable efforts to inform the client that neither the Firm nor ISS is able to vote the proxy until the client recalls the lent security.
In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel. If the decision is made to vote, the Firm will process votes through ISS unless other action is required as detailed in this policy.
Procedures for Specific Conflicts of Interest
Conflict Scenario 1: In the event that Epoch intends to deviate from the proxy voting recommendation of ISS and if an EPHC Board Member is also a board member of the public company with the proxy being voted upon, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.

The Target Portfolio Trust  94

Conflict Scenario 2: In the event that Epoch intends to deviate from the proxy voting recommendation of ISS and where the public company is an entity that Epoch has a significant business relationship, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.
For the purpose of this policy, a “significant business relationship” means (a) a broker-dealer that comprises 10 percent or more of the Firm’s total dollar amount of transaction flow for the prior 12 months; (b) a firm that is the sponsor of a wrap program or managed account platform for which Epoch is currently a manager but only to the extent that Firm’s revenue from such program or platform exceeds 10% of the Firm’s total revenue; (c) a Client that is a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm; and (d) a Client that is a 401(k) plan or defined benefit plan for a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm.
Procedures for Proxy Solicitation
In the event that any officer or employee of Epoch receives a request to reveal or disclose of Epoch’s voting intention on a specific proxy event, then the officer or employee must forward the solicitation onto the Chief Compliance Officer.
Procedures for Voting Disclosure
Upon request, Epoch will provide clients with their specific proxy voting history.
Recordkeeping
Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:
The Client Service group will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.
Proxy voting records:
The proxy voting record periodically provided by ISS.
Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.
Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure
The CCO will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

EMERALD MUTUAL FUND ADVISERS TRUST
EMERALD ADVISERS, INC.

The following summary of voting policies applies to all proxies which either Emerald or Emerald Advisers, Inc. (collectively, EAI) is entitled to vote. In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in an activist pro-shareholder manner. EAI generally votes on various issues as described below.

I. Boards of Directors

A. Election of Directors. EAI has adopted the following policies regarding election of Directors:
■	Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
■	Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
■	Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.
■	Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.
■	Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.
■	Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B. Selection of Accountants. EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C. Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.
D. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. EAI believes that preemptive rights would not add value to shareholders and would vote against such shareholder proposals.
II. Corporate Governance Issues
A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. Policy: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.
B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are generally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.
1. Classification of the Board of Directors: Policy: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.
2. Shareholder Rights Plans (Poison Pills): Anti-acquisition proposals of this sort come in a variety of forms. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Policy: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.
3. Unequal Voting Rights: A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Policy: Vote Against proposals creating different classes of stock with unequal voting privileges.
4. Supermajority Clauses: These are implemented by management requiring that an overly large proportion of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Policy: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.
5. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares. EAI will support management if it has a stated purpose for increasing the authorized number of common and preferred stock. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. Policy: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination.
b. Creation of new classes of stock. Managements have proposed authorizing shares of new classes of stock, usually preferred stock, which the Board would be able to issue at their discretion. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Policy: EAI would vote Against management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

The Target Portfolio Trust  96

c. Compensation Plans (Incentive Plans). Policy: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to unduly benefit members of executive management in the event of an acquisition.
d. Cumulative Voting. Cumulative voting tends to serve special interests and not those of shareholders. Policy: EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.
III. Other Issues
On other major issues involving questions of community interest or social concerns, EAI generally supports the position of management with certain exceptions involving companies in South Africa or Northern Ireland where EAI actively encourages corporations to act to promote responsible corporate activity.

EAI may manage a variety of corporate accounts that are publically traded. EAI will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (HWCM)

Proxy Voting Summary. Generally, and except to the extent that a client otherwise instructs HWCM in writing, HWCM will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as HWCM deems appropriate in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that HWCM may consider what would be in its clients’ best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of HWCM and its client, HWCM will vote according to its predetermined specific policy. HWCM’s Proxy Oversight Committee will review the vote to determine that the decision was based on the client’s best interest rather than the best interest of HWCM.

Although HWCM has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, it does not generally receive information about the business arrangements of such affiliates (except with regard to limited matters such as underwritings by the broker-dealer) or the directors, officers and employees of such affiliates. Therefore, HWCM is unable to consider such information in its process of determining whether there are material conflicts of interests.
HWCM may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the clients’ overall best interest not to vote under the circumstances, such as when the cost of voting exceeds the expected benefit, or if the security is no longer held in the client's portfolios by the proxy meeting date. For example, to the extent that HWCM receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by HWCM and have been sold or are expected to be sold promptly in an orderly manner (“legacy securities”), HWCM will generally refrain from voting such proxies. In such circumstances, since legacy securities have been sold or are expected to be sold promptly, voting proxies on such securities would not further HWCM’s interest in maximizing the value of client investments. HWCM may consider an institutional client’s special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with HWCM’s guidelines. If HWCM is authorized to exercise proxy voting rights for a client account, HWCM will vote the proxies for securities beneficially held by the custodian for the portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending) will not be voted by HWCM. Employees of HWCM may own the same securities held by client accounts. The employees vote their securities independently from HWCM’s proxy voting policy.
HWCM utilizes a third-party service provider to provide administrative assistance in connection with the voting of proxies, including certain record keeping and reporting functions.
J.P. MORGAN INVESTMENT MANAGEMENT, INC. The Board of Trustees has delegated to JPMorgan proxy voting authority with respect to the fund's portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund's Board of Trustees has adopted JPMorgan's detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.
As an investment adviser, JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan and its affiliated advisers have adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (ISS) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following Part II—99 measures (or other appropriate action): removing or “ walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
■	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMorgan also considers the cost of voting in light of the expected benefit of the vote.
■	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management's arguments for promoting the prospective change the Adviser's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
■	The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
■	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
■	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
■	The Adviser will vote in favor of increases in capital which enhance a company's long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

The Target Portfolio Trust  98

■	The Adviser will vote in favor of proposals which will enhance a company's long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
■	The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser will generally vote against such proposals and vote for revoking existing plans.
■	Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.
■	With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, Part II—100 these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.
The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
■	The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.
■	The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
■	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
■	The Adviser votes against proposals for a super-majority vote to approve a merger.
■	The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.
■	The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.
■	The Adviser also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.
LSV ASSET MANAGEMENT
LSV Asset Management (“ LSV”) has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.
LSV’s purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Glass Lewis & Co. (“GLC” ). GLC will implement LSV’s proxy voting process, provide assistance in developing guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV’s use of GLC is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.
Should a material conflict arise between LSV’s interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV’s support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client’s best interest.
LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.
Clients may receive a copy of LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account; and LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
LEE MUNDER CAPITAL GROUP, LLC. Voting Guidelines for Lee Munder Capital Group, LLC (the “Firm”) are outlined below and generally seek to maximize shareholder value.
1. Operational Items:
AUDITOR RATIFICATION. Generally vote FOR proposals to ratify auditors unless:
■	An auditor has a financial interest in or association with the company and is therefore not independent;
■	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
■	Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or
■	Fees for non-audit services are excessive
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
2. Board of Directors:
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS. Vote CASE-BY-CASE on director nominees examining things such as:
■	Nominee's attendance at meetings;
■	Long-term corporate performance and stock price;
■	Composition of the board and key board committees;
■	Whether a retired CEO sits on the Board;
■	Number of other public company boards seats held;
■	Corporate governance provisions and takeover activity;
■	Board decisions regarding executive pay;
■	Director compensation;
■	Interlocking directorships; and
■	Conflicts of Interest
INDEPENDENT CHAIR (SEPARATE CEO/CHAIR). Generally vote FOR shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.
MAJORITY VOTE SHAREHOLDER PROPOSALS. Generally vote FOR binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.
PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS. Generally vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

AUDIT COMMITTEE RELATED ITEMS:
Generally vote AGAINST or WITHHOLD from members of the Audit Committee if:
■	Non-audit fees paid to auditor are excessive
■	Company receives an adverse opinion on financial statements
■	Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm
Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:
■	Poor accounting practices result in fraud, misapplication of GAAP, and/or other material weaknesses
COMPENSATION COMMITTEE RELATED ITEMS

The Target Portfolio Trust  100

In the absence of an Advisory vote on executive compensation, vote AGAINST or WITHHOLD on members of the Compensation Committee or potentially the full board if:
■	There is significant misalignment between CEO pay and company performance
■	Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating
■	Board exhibits significant level of poor communication and responsiveness to shareholders
■	Company fails to submit one-time transfer of stock options to shareholder vote
■	Company fails to fulfill terms of burn rate commitment made to shareholders
Vote CASE-BY-CASE on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:
■	Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support
■	Specific actions to address issues that contributed to low level of support
■	Other recent compensation practices
■	Whether the issues raised are recurring or isolated
■	Company’s ownership structure
■	Whether support level was less than 50%

3. Proxy Contests:
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS. Vote CASE-BY-CASE on the election of directors in contested elections, considering the following:
■	Management's track record;
■	Background to the proxy contest;
■	Qualifications of Director nominees;
■	Strategic plan of dissident slate and quality of critique against management;
■	Likelihood that the proposed goals and objectives can be achieved; and
■	Stock ownership positions
REIMBURSING PROXY SOLICITATION EXPENSES. Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.
4. Antitakeover Defenses and Voting Related Issues:
ADVANCED NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS. Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.
POISON PILLS. Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay. Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
5. Mergers and Corporate Restructurings:
OVERALL APPROACH—VOTE CASE-BY-CASE. For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:
■	Valuation;
■	Market reaction;
■	Strategic rationale;
■	Negotiations and process;
■	Conflicts of Interest; and
■	Governance
6. State of Incorporation:
REINCORPORATION PROPOSALS. Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis.

7. Capital Structure:
COMMON STOCK AUTHORIZATION. Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.
PREFERRED STOCK. Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance.
8. Executive and Director Compensation:
EQUITY COMPENSATION PLANS. Vote CASE-BY-CASE on equity-based compensation plans.
POOR PRACTICES PAY. Generally vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, is the company has poor compensation practices.
ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS. Evaluate executive pay and practices (management say-on-pay “MSOP”), as well as certain aspects of outside director compensation CASE-BY-CASE.
Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
■	There is a misalignment between CEO pay and company performance (pay for performance);
■	The company maintains problematic pay practices;
■	The board exhibits poor communication and responsiveness to shareholders.
EMPLOYEE STOCK PURCHASE PLANS. Vote CASE-BY-CASE on non-qualified employee stock purchase plans.
OPTION EXCHANGE PROGRAMS/RE-PRICING OPTIONS. Vote CASE-BY-CASE on management proposals seeking approval to exchange/re-price options.
9. Corporate Social Responsibility (CSR) Issues:
OVERALL APPROACH. Vote CASE-BY-CASE on social and environmental shareholder proposals.
10. Conflicts of Interest:
Could exist when the Firm holds a security issued by a client in client portfolios, and the Firm is required to vote that security. When there is a potential conflict with a client, the Firm will look to these Guidelines and the ISS recommendation for voting guidance.
MARSICO CAPITAL MANAGEMENT, LLC. It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.
MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).
In certain circumstances, MCM’ s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.
MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

The Target Portfolio Trust  102

In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.
MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.
MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS). Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “ MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:
A.	Voting Guidelines;
B.	Administrative Procedures;
C	Records Retention; and
D.	Reports.
A.	VOTING GUIDELINES
1.General Policy; Potential Conflicts of Interest
MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
B.	ADMINISTRATIVE PROCEDURES
1. MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); and
c. Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);
b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

The Target Portfolio Trust  104

c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law.
Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Gathering Proxies
Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.
4. Analyzing Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts. 2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.
C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

The Target Portfolio Trust  106

All MFS Advisory Clients
MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.
2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.
NFJ INVESTMENT GROUP LLC.

General Policy
Rule 206(4)-6 under the Advisers Act of 1940 requires NFJ to adopt and implement policies and procedures that are reasonably designed to ensure that it votes proxies in the best interests of clients and fund shareholders and identifies and manages conflicts of interest. NFJ makes voting decisions by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority and related duties to recall securities on loan to the client or to a third party, or when circumstances beyond its control prevent it from voting proxies.
Proxy Voting Guidelines
A. Proxy Guidelines. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Guidelines address routine as well as significant matters commonly encountered. However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.
B. Client Instructions to Vote in a Particular Manner. Upon receipt of a client’s written request, NFJ may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.
C. Cost-Benefit Analysis Involving Voting Proxies. NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Given the outcome of the cost-benefit analysis, the NFJ may refrain from voting a proxy on behalf of its clients’ accounts.
In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts due to de minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), non-discretionary holdings not covered by NFJ, timing issues related to the opening/closing of accounts, securities out on loan, contractual arrangements with clients and/or their authorized delegate, and the timing of receipt of proxies. For example, NFJ may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots written in a foreign language, (ii) inopportune notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Proxies subject to such conditions are voted on a best-efforts basis.
D. Share Blocking. NFJ will generally refrain from voting proxies on foreign markets that are subject to share blocking restrictions.
E. Securities on Loan.* Funds that are advised or sub-advised by NFJ as well as certain other advisory clients1 may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan security is recalled prior to the record date for the vote. If a Fund has decided to participate in a securities lending program, NFJ will defer to the Fund’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the Fund a less desirable lender in a marketplace. If the Fund who participates in a securities lending program requests in writing to be notified of material proxy measures, NFJ will use reasonable efforts to provide notice and/or recommend recall when NFJ deems a material proxy measure validates such action.
A Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action that may impact the market value of the security. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.
The ability to timely identify material events and advise recall of shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the Fund and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, Funds are advised that efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.
1Section E to the Proxy Policy and Procedures specific only to registered investment companies.
F. Case-by-Case Proxy Determinations. With respect to a proxy ballot that requires a case-by-case voting determination where NFJ has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, NFJ has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.
Outsourcing the Proxy Voting Process
NFJ has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in research and the administrative process. The services provided to NFJ offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.
Proxy Committee
NFJ has also established a Proxy Committee that oversees the proxy voting process and implements the voting process in accordance with these Proxy Voting Policy and Procedures. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. NFJ may have conflicts of interest that could potentially affect how it votes its clients’ proxies. For example, NFJ may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out NFJ’s obligation to vote proxies, the Proxy Committee developed a process to identify proxy voting issues that may raise conflicts of interest between NFJ and its clients and to resolve such issues.
The Proxy Committee will also perform the following duties:
■	Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;
■	Approve and monitor the outsourcing of voting obligations to the Proxy Provider;
■	Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;
■	Monitor proxy voting (or the failure to vote) based on NFJ’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on NFJ’ s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;
■	Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and
■	Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.
Proxy Voting – Conflicts of Interest

The Target Portfolio Trust  108

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and NFJ, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise. In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote. If a potential conflict of interest is identified, NFJ will defer to Proxy Provider’s voting decision.
Investment Management Personnel Responsibilities
NFJ has assigned responsibility to its Portfolio Managers represented on the Proxy Committee for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with NFJ’s position on various corporate governance issues and corporate actions and to make any amendments as necessary. NFJ will communicate promptly all amendments to the Proxy Guidelines to the Proxy Provider.
In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a CIO or the appropriate portfolio manager and/or analyst subject to the conflicts of interests procedures established by the Proxy Committee:
■	Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to NFJ as case-by-case;
■	Bundled proxy proposals which require a single vote and are referred back to NFJ as case-by-case; and
■	Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to NFJ as case-by-case.
Disclosure of Proxy Voting Policies and Procedures
NFJ provides clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, it discloses a summary of this policy in Part 2A Brochure of NFJ’s Form ADV which it provides to clients at or prior to entering into an investment advisory agreement with a client and also sends to existing clients on an annual basis.
Providing Clients Access to Voting Records
Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client. Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have access to voting records pursuant to the governing documents of the commingled fund.
Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.
Maintenance of Proxy Voting Records
Rule 204-2 under the Advisers Act of 1940 requires NFJ to maintain specified records with respect to those clients. NFJ must maintain the following records relating to proxy voting:
■	Copies of NFJ’s Proxy Voting Policies, Procedures and Guidelines;
■	Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority;
■	A record of each vote cast on behalf of a client as well as certain records pertaining to NFJ’s decision on the vote;
■	A copy of any document created by NFJ that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
■	A copy of each written client request for information on how NFJ voted proxies on behalf of the client, and a copy of any written response by NFJ to any client request for information (either written or oral) on how NFJ voted proxies on behalf of the requesting client.
NFJ keeps records for a period of at least six years following the date that the vote was cast. NFJ may maintain the records electronically. NFJ may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on NFJ’s behalf. As such, the Proxy Provider must provide a copy of the records promptly upon request.
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC. Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies” ) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.
With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.
PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.
In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers. PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.
Approach. Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of it’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (RiskMetrics Group, Inc., formerly Institutional Shareholder Services, Inc.), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.
Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or

The Target Portfolio Trust  110

similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm, RiskMetrics Group, Inc. (“ RMG”).
Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds—whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities—whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts—instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) Unsupervised Securities—where the firm does not have a basis on which to offer advice, or 5) a Security is out on loan.
In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.
Vaughan Nelson’s procedures in practice involve forwarding a listing of client holdings to RMG each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to RMG. Once a “proxy analysis” is received from RMG the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with RMG who then completes the actual proxy vote on Vaughan Nelson’s behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through RMG.
THORNBURG INVESTMENT MANAGEMENT, INC.

Proxy Voting Policy
Policy Objectives
This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”) and Thornburg Investment Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.
The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.
This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
Please see the Glossary of Terms for definitions of terms used in this Policy.
Voting Objectives
This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.
A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and TIM have agreed that TIM shall vote a specific security or all securities in an Account, TIM may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value, when TIM believes the costs of voting exceed the likely benefit to the Investment Client, or when TIM believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security.

It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.
TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).
ERISA Accounts
Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:
(a) Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies;
(b) If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials; and
(c) TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.
Proxy Voting Coordinator
The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:
(a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;
(b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;
(c) Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;
(d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);
(e) Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and
(f) Recordkeeping in accordance with “Recordkeeping”, below.
The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.
Assembling Voting Information
The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.
Portfolio Managers

The Target Portfolio Trust  112

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.
Accumulating Voting Results
The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:
(a) The name of the issuer of the portfolio security;
(b) The exchange ticker symbol of the portfolio security;
(c) The CUSIP number for the portfolio security;
(d) The shareholder meeting date;
(e) A brief identification of the matter voted on;
(g) Whether a vote was cast on the matter;
(h) How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and
(i) Whether we cast the vote for or against management.
TIM may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.
Resolution of Conflicts of Interest
In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.
Communicating Votes
The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.
Record of Voting Delegation
The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.
Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his discretion.
Joining Insurgent or Voting Committees
It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.
Social Issues
It is the presumption of this Policy that proxies shall not be voted on Social Issues except that TIM may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption “Voting Objectives.”
Voting Restrictions in Certain Non-US Markets
Proxy voting in certain countries requires “share blocking.” During a “share blocking” period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client’s custodian bank. TIM may choose not to vote an Investment Client’s shares in a “share blocking” market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this “share blocking” period outweighs the benefit of exercising the vote. TIM will exercise its judgment subject to any specific voting instructions agreed to between TIM and the Investment Client.
Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. While TIM will make efforts to comply with relevant local market rules, TIM frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) TIM may not have the required Investment Client information that the local market requires, (ii) TIM may deem the expense too great, or (iii) TIM may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.
Annual Review of Policy Function
Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:
(a) Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;
(b) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;
(c) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;
(d) Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and
(e) Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.
Recordkeeping
The Proxy Voting Coordinator shall maintain the following records:

The Target Portfolio Trust  114

(a) Copies of this Policy as from time to time revised or supplemented;
(b) A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system or similar accessible database;
(c) Voting Results for each Investment Client;
(d) A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;
(e) A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client; and
(f) Communications to Investment Clients respecting Conflicts of Interest.
The Chief Compliance Officer, or a Designated Compliance Officer, shall maintain the following records:
(a) All written reports arising from annual reviews of policy function; and
(b) Chronological record of proxy voting records reviewed by quarter.
All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.
Glossary of Terms (Thornburg Proxy Voting Policy only)
“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.
“Chief Compliance Officer” means the Chief Compliance Officer of TIM.
“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.
“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.
“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.
“Investment Company” means a company registered as such under the Investment Company Act.
“President” means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.
“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.
“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.
“TIM” means Thornburg Investment Management, Inc.
“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

WELLINGTON MANAGEMENT COMPANY, LLP
Global Proxy Policy & Procedures:
Introduction
Wellington Management Company, LLP (Wellington Management) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.
Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.
Statement of Policy
As a matter of policy, Wellington Management:
1. Takes responsibility for voting client proxies only upon a client’s written request.
2. Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.
3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.
4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.
5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.
7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.
8. Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.
9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.
Responsibility and Oversight
Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.
Statement of Procedures

The Target Portfolio Trust  116

Wellington Management has in place certain procedures for implementing its proxy voting policy.
General Proxy Voting:
Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.
Receipt of Proxy
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.
Reconciliation
To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
■	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.
■	Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
■	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.
Other Considerations:
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending
Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.
In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.
Additional Information
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the Advisers Act), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated: July 8, 2009
Global Proxy Voting Guidelines:
Introduction
Upon a client’s written request, Wellington Management votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.
Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

The Target Portfolio Trust  118

Voting Guidelines:
Composition and Role of the Board of Directors
■	Election of Directors (Case-by-Case). We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
■	Classify Board of Directors (Against). We will also vote in favor of shareholder proposals seeking to declassify boards.
■	Adopt Director Tenure/Retirement Age (SP) (Against).
■	Adopt Director & Officer Indemnification (For). We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
■	Allow Special Interest Representation to Board (SP) (Against).
■	Require Board Independence (For). We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
■	Require Key Board Committees to be Independent. (For). Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.
■	Require a Separation of Chair and CEO or Require a Lead Director (SP) (Case-by-Case). We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.
■	Approve Directors’ Fees. (For).
■	Approve Bonuses for Retiring Directors. (Case-by-Case).
■	Elect Supervisory Board/Corporate Assembly. (For).
■	Elect/Establish Board Committee. (For).
■	Adopt Shareholder Access/Majority Vote on Election of Directors (SP) (Case-by-Case). We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “ withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy. Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Management Compensation
■	Adopt/Amend Stock Option Plans. (Case-by-Case).
■	Adopt/Amend Employee Stock Purchase Plans. (For).
■	Approve/Amend Bonus Plans. (Case-by-Case). In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “ for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
■	Approve Remuneration Policy. (Case-by-Case).
■	To approve compensation packages for named executive Officers. (Case-by-Case).
■	To determine whether the compensation vote will occur every 1, 2 or 3 years. (1Year).
■	Exchange Underwater Options. (Case-by-Case). We may support value-neutral exchanges in which senior management is ineligible to participate.
■	Eliminate or Limit Severance Agreements (Golden Parachutes) (Case-by-Case). We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
■	To approve golden parachute arrangements in connection with certain corporate transactions. (Case-by-Case).
■	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP) (Case-by-Case). We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
■	Expense Future Stock Options (SP) (For).
■	Shareholder Approval of All Stock Option Plans (SP) (For).
■	Disclose All Executive Compensation (SP) (For).

Reporting of Results
■	Approve Financial Statements (For).
■	Set Dividends and Allocate Profits. (For).
■	Limit Non-Audit Services Provided by Auditors (SP) (Case-by-Case). We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.
■	Ratify Selection of Auditors and Set Their Fees. (Case-by-Case). We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
■	Elect Statutory Auditors. (Case-by-Case).
■	Shareholder Approval of Auditors (SP) (For).
Shareholder Voting Rights
■	Adopt Cumulative Voting (SP) (Against). We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.
■	Shareholder Rights Plans (Case-by-Case). Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:Shareholder approval requirementSunset provisionPermitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
■	Authorize Blank Check Preferred Stock. (Case-by-Case). We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
■	Eliminate Right to Call a Special Meeting. (Against).
■	Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP) (Case-by-Case).
■	Increase Supermajority Vote Requirement. (Against). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
■	Adopt Anti-Greenmail Provision. (For).
■	Adopt Confidential Voting (SP) (Case-by-Case). We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
■	Remove Right to Act by Written Consent. (Against).
Capital Structure
■	Increase Authorized Common Stock. (Case-by-Case). We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
■	Approve Merger or Acquisition. (Case by-Case).
■	Approve Technical Amendments to Charter. (Case-by-Case).
■	Opt Out of State Takeover Statutes. (For).
■	Authorize Share Repurchase. (For).
■	Authorize Trade in Company Stock. (For).
■	Approve Stock Splits. (Case-by-Case). We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.
■	Approve Recapitalization/Restructuring. (Case-by-Case).
■	Issue Stock with or without Preemptive Rights. (Case-by-Case).
■	Issue Debt Instruments. (Case-by-Case).
Environmental and Social Issues
We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.
■	Disclose Political and PAC Gifts (SP) (Case-by-Case).
■	Report on Sustainability (SP) (Case-by-Case).
Miscellaneous
■	Approve Other Business. (Against).
■	Approve Reincorporation. (Case-by-Case).
■	Approve Third-Party Transactions. (Case-by-Case).
Dated: March 8, 2012

The Target Portfolio Trust  120

APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS
MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
Debt Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.
Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.
PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
■	Leading market positions in well-established industries.
■	High rates of return on funds employed.
■	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
■	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
■	Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
STANDARD & POOR'S RATINGS SERVICES (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Commercial Paper Ratings
A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
■	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
■	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

The Target Portfolio Trust  122

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
FITCH RATINGS LTD.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.
International Short-Term Credit Ratings
F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.
Plus (+) or Minus (–): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

This page intentionally left blank

PART C
OTHER INFORMATION
Item 28. Exhibits.
(a) Amended and Restated Declaration of Trust dated May 23, 2000. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 30, 2002 (File No. 33-50476).
(b) Amended and Restated By-Laws dated November 16, 2004. Incorporated by reference to post-effective amendment no. 18 to Registrant’s registration statement on Form N-1A filed via EDGAR on December 23, 2004 (File No. 33-50476).
(c) In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit (a)(3) and (b), respectively, defining the rights of Registrant’s shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.
(d)(1) Management Agreement between Registrant and Prudential Investments LLC (formerly known as Prudential Mutual Fund Management, Inc. and Prudential Investments Fund Management LLC)(PI) dated November 9, 1992. Incorporated by reference to post-effective amendment no. 7 to Registrant’s registration statement on Form N-1A filed via EDGAR on March 11, 1997 (File No. 33-50476).
(i) Amendment to Management Agreement dated November 9, 1992. Incorporated by reference to post-effective amendment no. 7 to Registrant’s registration statement on Form N-1A filed via EDGAR on March 11, 1997 (File No. 33-50476).
(ii) Amendment dated April 1, 1994 to Management Agreement dated November 9, 1992. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 30, 2002 (File No. 33-50476).
(2)(i) Subadvisory Agreement between PI and Epoch Investment Partners, Inc. with respect to the Large Capitalization Value Portfolio. Filed herewith.
(ii) Subadvisory Agreement between PI and Pacific Investment Management Company (PIMCO) with respect to the Intermediate-Term Bond Portfolio and the Total Return Bond Portfolio. Incorporated by reference to corresponding Exhibit to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(iii) Subadvisory Agreement between PI and PIMCO with respect to the International Bond Portfolio. Incorporated by reference to post-effective amendment no. 18 to Registrant’s registration statement on Form N-1A filed via EDGAR on December 23, 2004 (File No. 33-50476).
(iv) Subadvisory Agreement between PI and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) with respect to the Large Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 8 to Registrant’s registration statement on Form N-1A filed via EDGAR on September 30, 2002 (File No. 33-50476).
(v) Subadvisory Agreement between PI and EARNEST Partners, LLC (EARNEST Partners) with respect to the Small Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 30, 2002 (File No. 33-50476).
1

(vi) Subadvisory Agreement between PI and Eagle Asset Management with respect to the Small Capitalization Growth Portfolio. Incorporated by reference to post-effective amendment no. 27 to Registrant’s registration statement on Form N-1A filed via EDGAR on January 30, 2009 (File No. 33-50476).
(vii) Subadvisory Agreement between PI and NJF with respect to the Small Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(viii) Subadvisory Agreement between PI and LSV Asset Management with respect to the International Equity Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(ix) Subadvisory Agreement between PI and Thornburg Investment Management, Inc. with respect to the International Equity Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(x) Subadvisory Agreement between PI and Lee Munder Investments, Ltd. with respect to the Small Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(xi) Subadvisory Agreement between PI and Vaughan Nelson Asset Management, L.P. with respect to the Small Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(xii) Subadvisory Agreement between PI and J.P. Morgan Investment Management Inc. with respect to the Small Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(xiii) Subadvisory Agreement between PI and Marsico Capital Management, LLC (Marsico) with respect to the Large Capitalization Growth Portfolio. Incorporated by reference to post-effective amendment no. 26 to Registrant’s registration statement on Form N-1A filed via EDGAR on December 31, 2007 (File No. 33-50476).
(xiv) Subadvisory Agreement between PI and Massachusetts Financial Services Company with respect to the Large Capitalization Growth Portfolio. Incorporated by reference to post-effective amendment no. 27 to Registrant’s registration statement on Form N-1A filed via EDGAR on January 30, 2009 (File No. 33-50476).
(xv) Subadvisory Agreement between PI and Emerald Mutual Fund Advisers Trust with respect to the Small Capitalization Growth Portfolio. Incorporated by reference to post-effective amendment no. 38 to Registrant’s registration statement on Form N-1A filed via EDGAR on February 23, 2012 (File No. 33-50476).
(xvi) Subadvisory Agreement between PI and Brown Advisory, LLC with respect to the Large Capitalization Growth Portfolio. Filed herewith.
(e)(1) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC dated September 16, 2010. Incorporated by reference to Prudential Jennison Small Company Fund, Inc. Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 2-68723) filed via EDGAR on September 16, 2010.
(i) Amended Exhibit A for Distribution Agreement dated September 16, 2010. Incorporated by reference to Prudential World Fund, Inc. Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.
(2) Form of Selected Dealer Agreement. Incorporated by reference to post-effective amendment no. 9 to Registrant’s registration statement on Form N-1A filed via EDGAR on March 2, 1999 (File No. 33-50476).
2

(f) Not Applicable.
(g)(1) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(2) Accounting Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).
(2) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to post-effective amendment no. 27 to Registrant’s registration statement on Form N-1A filed via EDGAR on January 30, 2009 (File No. 33-50476).
(3) Amendment dated December 21, 2010 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007.Incorporated by reference to the Prudential Investment Portfolios 3 Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2010 (File No. 333-95849).
(i)(1) Opinion of Morris, Nichols, Arsht & Tunnell. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 30, 2002 (File No. 33-50476)
(2) Opinion and Consent of Morris, Nichols, Arsht & Tunnell LLP relating to the Class R Shares of the Trust. Incorporated by reference to post-effective amendment no. 24 to Registrant’s registration statement on Form N-1A filed via EDGAR on August 28, 2006 (File No. 33-50476).
(3) Opinion and Consent of Morris, Nichols, Arsht & Tunnell LLP relating to the Class Q Shares of the Trust. Incorporated by reference to post-effective amendment no. 36 to Registrant’s registration statement on Form N-1A filed via EDGAR on February 25, 2011 (File No. 33-50476).
(j) Consent of independent registered public accounting firm. Filed herewith.
(k) Not Applicable.
(l) Not Applicable.
(m)(1) Form of Distribution and Service Plan for Class R Shares. Incorporated by reference to post-effective amendment no. 22 to Registrant’s registration statement on Form N-1A filed via EDGAR on June 9, 2006 (File No. 33-50476).
(2) Rule 12b-1 Fee Waiver for Class R Shares. Filed herewith.
(n) Amended and Restated Rule 18f-3 Plan dated September 15, 2010. Incorporated by reference to the Prudential Jennison Small Company Fund, Inc. Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed via EDGAR on September 16, 2010 (File No.2-68723.
(o) Not applicable.
3

(p)(1) Code of Ethics of the Registrant. Incorporated by reference to Exhibit (r)(1) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 for Prudential Global Short Duration High Yield Fund, Inc., filed via EDGAR on October 5, 2012 (File No. 333-182826).
(2) Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, dated January 10, 2011, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 12, filed via EDGAR on June 1, 2011 (File No. 333-42705).
(3) Code of Ethics of J.P. Morgan. Incorporated by reference to corresponding Exhibit to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(4) Code of Ethics of Wellington Management Company LLP dated April 1, 2010. Incorporated by reference to corresponding Exhibit to Prudential Sector Funds, Inc. Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 26, 2011.
(5) Code of Ethics of PIMCO. Incorporated by reference to corresponding Exhibit to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(6) Code of Ethics of Hotchkis and Wiley. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(7) Code of Ethics of EARNEST Partners. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(8) Code of Ethics of Eagle Asset Management, Inc. Incorporated by reference to post-effective amendment no. 27 to Registrant’s registration statement on Form N-1A filed via EDGAR on January 30, 2009 (File No. 33-50476).
(9) Code of Ethics of NFJ. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(10) Code of Ethics of LSV Asset Management. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(11) Code of Ethics of Thornburg Investment Management, Inc. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(12) Code of Ethics of Lee Munder Investments, Ltd. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(13) Code of Ethics of Vaughan Nelson Investment Management, L.P. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(14) Code of Ethics of Marsico Capital Management, LLC. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).
(15) Code of Ethics of Massachusetts Financial Services Company. Incorporated by reference to post-effective amendment no. 27 to Registrant’s registration statement on Form N-1A filed via EDGAR on January 30, 2009 (File No. 33-50476).
(16) Code of Ethics of Emerald Mutual Fund Advisers Trust. Incorporated by reference to post-effective amendment no. 38 to Registrant’s registration statement on Form N-1A filed via EDGAR on February 23, 2012 (File No. 33-50476).
4

(17) Code of Ethics of Epoch Investment Partners, Inc. Incorporated by reference to post-effective amendment no. 99 to the registration statement for Advanced Series Trust on Form N -1A filed via EDGAR on April 17, 2012 (File No. 811-5186).
(18) Code of Ethics of Brown Advisory, LLC. Incorporated by reference to post-effective amendment no. 99 to the registration statement for Advanced Series Trust on Form N-1A filed via EDGAR on April 17, 2012 (File No. 811-5186).
Item 29. Persons Controlled by or under Common Control with the Registrant.
None.
Item 30. Indemnification.
As permitted by Sections 17(h)  and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of Registrant’s By-Laws (Exhibit (b) to this registration statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Statutory Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit (e)(1) to this registration statement), the distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the SEC) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.
Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.
Section 9 of the Management Agreement (Exhibit (d)(1)(i) to this registration statement) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2)(i) through (xvi) to this registration statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.
Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act as long as the interpretation of Section 17(h)  and 17(i) of such Act remains in effect and is consistently applied.
5

Item 31. Business and other Connections of the Investment Adviser.
Prudential Investments LLC (PI)
See the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Management and Advisory Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.
The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).
Brown Advisory, LLC (Brown Advisory)
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of Brown Advisory are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-38826), as most recently amended, the text of which is hereby incorporated reference.
Wellington Management Company LLP (Wellington)
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of Wellington are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), as most recently amended, the text of which is hereby incorporated reference.
Eagle Asset Management (Eagle)
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of Eagle are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-21343), as most recently amended, the text of which is hereby incorporated reference.
J.P. Morgan (J.P. Morgan)
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of J.P. Morgan are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-21011), as most recently amended, the text of which is hereby incorporated reference.
Pacific Investment Management Company LLC (PIMCO)
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of PIMCO are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-7260), as most recently amended, the text of which is hereby incorporated reference.
6

Hotchkis and Wiley
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of Hotchkis and Wiley are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-60512), as most recently amended, the text of which is hereby incorporated reference.
EARNEST Partners
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of EARNEST Partners are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56189), as most recently amended, the text of which is hereby incorporated reference.
Epoch Investment Partners, Inc.
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of Epoch Investment Partners, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-63118), as most recently amended, the text of which is hereby incorporated reference.
Emerald Advisers, Inc. (Emerald)
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of Emerald are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-40263), as most recently amended, the text of which is hereby incorporated reference.
NFJ Investment Group, L.P. (NFJ)
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of NFJ are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-47940), as most recently amended, the text of which is hereby incorporated reference.
LSV Asset Management (LSV)
See the Prospectus constituting a portion of Part A of this Registration Statement and “Management and Advisory Arrangements” in the SAI.
Information as to LSV’s directors and executive officers is included in its Form ADV filed with the Commission (801-47689), as most recently amended, the relevant text of which is incorporated herein by reference.
Massachusetts Financial Services Company (MFS)
7

See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of MFS are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-17352), as most recently amended, the text of which is hereby incorporated reference.
Thornburg Investment Management, Inc. (Thornburg)
See the Prospectus constituting a portion of Part A of this Registration Statement and “Management and Advisory Arrangements” in the SAI.
Information as to Thornburg’ s directors and executive officers is included in its Form ADV filed with the Commission (801-17853), as most recently amended, the relevant text of which is incorporated herein by reference.
Lee Munder Investments, Ltd. (Lee Munder)
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of Lee Munder are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-57397), as most recently amended, the text of which is hereby incorporated reference.
Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of Vaughan Nelson are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-51795), as most recently amended, the text of which is hereby incorporated reference.
Marsico Capital Management LLC (Marsico)
See the Prospectus constituting Part A of the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of Marsico are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-54914), as most recently amended, the text of which is hereby incorporated reference.
Item 32. Principal Underwriters.
(a) Prudential Investment Management Services LLC (PIMS)
PIMS is distributor for The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Jennison 20/20 Focus Fund, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential MoneyMart Assets, Inc., Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total
8

Return Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., Target Asset Allocation Funds, The Target Portfolio Trust, and The Prudential Series Fund.
PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.
(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.
Name and Principal Business Address	Positions and Offices with Underwriter
David Hunt (2)	President and Chief Executive Officer
Christine C. Marcks (4)	Executive Vice President
Gary F. Neubeck (2)	Executive Vice President
Scott E. Benjamin (1)	Vice President
Joanne M. Accurso-Soto (1)	Senior Vice President
Michael J. King (3)	Senior Vice President, Chief Legal Officer and Secretary
Peter J. Boland (1)	Senior Vice President and Chief Operating Officer
John N. Christolini (4)	Senior Vice President
Mark R. Hastings (1)	Senior Vice President and Chief Compliance Officer
Michael J. McQuade (1)	Senior Vice President, Comptroller and Chief Financial Officer
John L. Bronson (3)	Vice President and Deputy Chief Legal Officer
Richard W. Kinville (3)	Vice President and Anti-Money Laundering Officer
Principal Business Addresses:
(1)	Gateway Center Three, Newark, NJ 07102-4061
(2)	Gateway Center Two, Newark, NJ 07102-4061
(3)	751 Broad Street, Newark NJ, 07102-3714
(4)	280 Trumbull Street, Hartford, CT 06103-3509
(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.
Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of Bank of New York Mellon, 1 Wall Street, NY NY 10011, each of the subadvisers listed herein, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.
Documents required by Rules  31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS.
Item 34. Management Services.
Other than as set forth under the captions “How the Fund is Managed-Manager” and “How the Fund is Managed-Distributor” in the Prospectus and the caption “Management and Advisory Arrangements” in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.
9

Item 35. Undertakings.
Not applicable.
10

SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 15th day of February, 2013.
The Target Portfolio Trust
*

Stuart S. Parker, President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
* Kevin J. Bannon	Trustee
* Scott E. Benjamin	Trustee
* Linda W. Bynoe	Trustee
* Michael S. Hyland	Trustee
* Douglas H. McCorkindale	Trustee
* Stephen P. Munn	Trustee
* Stuart S. Parker	Trustee and President, Principal Executive Officer
* Richard A. Redeker	Trustee
* Robin B. Smith	Trustee
* Stephen Stoneburn	Trustee
* Grace C. Torres	Treasurer, Principal Financial and Accounting Officer
*By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	February 15, 2013
11

POWER OF ATTORNEY
The undersigned Directors, Trustees and Officers of the Prudential Investments Mutual Funds, the Target Funds and The Prudential Variable Contract Accounts 2, 10 and 11 (collectively, the “Funds”), hereby constitute, appoint and authorize each of, Andrew French, Claudia DiGiacomo, Deborah A. Docs, Katherine P. Feld, Raymond O’Hara, Amanda Ryan, and Jonathan D. Shain, as true and lawful agents and attorneys-in-fact, to sign, execute and deliver on his or her behalf in the appropriate capacities indicated, any Registration Statements of the Funds on the appropriate forms, any and all amendments thereto (including pre- and post-effective amendments), and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5, as appropriate, to file the same, with all exhibits thereto, with the U.S. Securities and Exchange Commission (the “SEC”) and the securities regulators of appropriate states and territories, and generally to do all such things in his or her name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933, section 16(a) of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, all related requirements of the SEC and all requirements of appropriate states and territories.  The undersigned do hereby give to said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting.  The undersigned do hereby approve, ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

/s/ Kevin J. Bannon Kevin J. Bannon	/s/ Stuart S. Parker Stuart S. Parker
/s/ Scott E. Benjamin Scott E. Benjamin	/s/ Richard A. Redeker Richard A. Redeker
/s/ Linda W. Bynoe Linda W. Bynoe	/s/Robin B. Smith Robin B. Smith
/s/ Michael S. Hyland Michael S. Hyland	/s/ Stephen Stoneburn Stephen Stoneburn
/s/ Douglas H. McCorkindale Douglas H. McCorkindale	/s/ Grace C. Torres Grace C. Torres
/s/ Stephen P. Munn Stephen P. Munn

Dated: June 6, 2012
12

The Target Portfolio Trust
Exhibit Index
Item 28 Exhibit No.	Description
(d)(2)(i)	Subadvisory Agreement between PI and Epoch Investment Partners, Inc. with respect to the Large Capitalization Value Portfolio
(d)(2)(xvi)	Subadvisory Agreement between PI and Brown Advisory, LLC with respect to the Large Capitalization Growth Portfolio
(j)	Consent of independent registered public accounting firm
(m)(2)	Rule 12b-1 Fee Waiver for Class R shares
13